UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Scott Whisten

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

June 30, 2019

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Small-Cap Fund

AllianzGI Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President

4–58	Fund Summaries

60–62	Important Information

63–64	Benchmark Descriptions

65–90	Schedules of Investments

92–99	Statements of Assets and Liabilities

100–103	Statements of Operations

104–109	Statements of Changes in Net Assets

110–137	Financial Highlights

138–168	Notes to Financial Statements

169	Report of Independent Registered Public Accounting Firm

170	Changes to the Board of Trustees

171	Federal Income Tax Information

172-177	Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement

178-179	Privacy Policy

180-182	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: fixed-income risk, liquidity risk, derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Below investment grade securities involve a greater risk to principal than investment grade securities. Bond prices will normally decline as interest rates rise. The impact may be greater with longer-duration bonds. The market for certain securities may become illiquid, which could prevent a fund from purchasing or selling these securities at an advantageous time or price and possibly delay redemptions of fund shares. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the funds are not guaranteed at any time. Please refer to the applicable fund’s current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economic expansion continued during the 12-month fiscal reporting period ended June 30, 2019. In contrast, economic growth overseas weakened. Over this period, global equities generated mixed results. Meanwhile, the overall US bond market posted a strong return during the period.

The 12-Month Fiscal Period in Review

For the 12-month period ended June 30, 2019, US stocks returned 10.42%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced weak results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning 1.08% and the MSCI World Index returning 6.33%. Elsewhere, the MSCI Emerging Markets Index returned 1.21% in dollar-denominated terms. With respect to bonds, the Bloomberg Barclays US Credit Index returned 10.34% and the Bloomberg Barclays Global High Yield Index returned 7.76%. The Bloomberg Barclays US Government Bond Index returned 4.88%, while the broader bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned 7.87%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.9% and 1.1% annual pace during the third and fourth quarters of 2018, respectively. The US economy then grew at a 3.1% annual pace during the first quarter of 2019. Finally, the Commerce Department’s initial reading showed that the economy expanded at a 2.1% annual pace in the second quarter of the year.

Looking back, the US Federal Reserve (the “Fed”) raised rates four times in 2018, with the last hike pushing the federal funds rate to a range between 2.25% and 2.50%. However, at its January 2019 meeting, the Fed indicated that it expected to pause from tightening monetary policy as it monitored incoming economic data. Then, at its June 2019 meeting, the Federal Open Market Committee (the “Committee”) communicated that it “continues to view sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2 percent objective as the most likely outcomes, but uncertainties about this outlook have increased.” In his press conference after the meeting Fed Chair Jerome Powell stated, “The case for somewhat more accommodative policy has strengthened.” Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This was the Fed’s first rate cut since 2008.

2	June 30, 2019 |	Annual Report

Economic growth outside the US weakened during the reporting period and the European Central Bank (“ECB”) and the Bank of Japan largely maintained their accommodative monetary policies. In June 2019, the ECB announced that it now expects to keep interest rates “at their present levels at least through the first half of 2020.” Later in the month, ECB President Mario Draghi said the central bank would consider how to adapt their policy tools “commensurate to the severity of the risk” to the economic outlook. In other developed countries, the Bank of England raised rates from 0.50% to 0.75% in August 2018, but then remained on hold through the remainder of the year.

Outlook

After a strong start to 2019, the markets abruptly turned volatile. In our opinion, the global economy looks increasingly fragmented, and our outlook calls for more unease over trade tensions and politics.

The outcome of US-China trade negotiations seems uncertain and we currently see only slightly better-than-even odds of the two countries signing a much-needed agreement. Without a deal, US tariffs could expand into consumer-oriented areas, increasing the prices of imported goods. The Fed will watch inflation closely, especially if more trade tariffs are implemented. The US central bank may be less inclined to keep rates low if inflation moves higher, which could undermine support for high stock prices. Still, while the US economy remains late-cycle, it isn’t yet facing a recession.

The second half of 2019 will be important for the European Union as it appoints new members to its leadership team. Support for mainstream pro-European parties held up in recent Parliamentary elections, but the legislative body will likely end up more fragmented and decision-making could slow. Meanwhile, in the UK, economic and corporate uncertainty is being prolonged by the extension of the Brexit decision until October 31, 2019. The election of a new Prime Minister raises additional questions about the future path of Brexit and policymaking overall.

With political uncertainty high, investors might consider pivoting towards income-generating investments—but with low to negative yields on many bonds and cash, we believe the biggest risk is still to take no risk. In our view, it will be important to take an active approach to investing. This approach could involve watching out for high-priced assets and taking contrarian positions when attractive valuations can be found.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Annual Report	| June 30, 2019	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2018 through June 30, 2019, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned -3.29%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 1.21%.

Market Overview

Emerging markets were influenced by rapidly changing investor sentiment, which was marked by stark differences between the first half and second half of the reporting period. Initially, the asset class performance was negatively impacted by apprehension over a global trade war between the US and China, mounting geopolitical tensions in Russia and concerns of rising inflation expectations which could lead the US Federal Reserve to accelerate rate hikes. Emerging market currencies broadly declined as result of a moderation in asset class sentiment and earnings estimates were subsequently lowered. These headwinds were present during the first half of the reporting period with July and November the only positive performance months to counteract this trend. Emerging markets equities rebounded in the second half of the reporting period as the asset class was initially buoyed by expectations that central banks would slow the pace of rate hikes. In addition, the market remained hopeful for an eventual trade resolution between the US and China, which had been an overhang for the asset class for the past year. The seesawing market changed course with a broad-based decline in May as market participants were surprised by the escalating trade tensions between the US and China, with both countries imposing new tariffs on each other’s exports, which led to a spike in volatility. Emerging markets equities advanced in June as the potential for central bank rate cuts inched higher and headwinds from a strengthening US dollar eased.

Regional results were led by a nearly 19% gain in Latin American equities. Brazil was the standout performer, advancing close to 40% amid optimism over the reform agenda of newly-elected President Jair Bolsanaro and the potential for government pension reform. With the exception of a low-single-digit gain in Peru, all other countries in the region were lower for the period. Emerging European shares were up more than 16% for the period, led by a 28% gain in Russian equities amid higher energy demand and improving economic growth figures. Meanwhile, geopolitical risks in Turkey and Greece results in both countries posting losses. Asian equities rounded out the three primary regions with a 2% loss. The Philippines, Thailand and Indonesia each notched gains north of 20% thanks to improving growth outlooks. Meanwhile, China was down close to 7% for the period due to rising trade and tariff tensions with the United States. The escalating trade rhetoric also impacted South Korea, which was down nearly 9% for the reporting period.

The benchmark index performance was mixed, with 7 out of 11 sectors advancing. Energy led gains to the upside with a greater than 16% advance, followed by low-double-digit gains in financials and real estate. Meanwhile, health care was the primary laggard, declining nearly 25% during the reporting period amid rising uncertainty over future earnings growth. Information technology, consumer discretionary and materials sectors posted single-digit losses.

Portfolio Review

The Fund’s strategy seeks to deliver outperformance over time by investing in emerging market companies that are benefiting from change not yet fully reflected in the market, via the team’s behavioral finance-focused investment process.

During the twelve-month period, Fund results trailed the benchmark due to a handful of idiosyncratic effects as well as the outperformance of high growth and high beta names within the benchmark, which the Fund is generally underweight.

From a country standpoint, bottom-up stock selection in South Africa and India contributed to results as did a relative overweight allocation to Russia. Meanwhile, stock selection in South Korea and Taiwan offset results as did the underweight to Brazil, which benefitted from a rebound in investor sentiment. A sizeable underweight to the health care proved advantageous given the performance challenges in the sector as was an overweight allocation to the energy sector which benefitted from higher demand. Alternatively, bottom-up selections in materials, financials and consumer discretionary names detracted from relative performance during the reporting period.

Outlook

Emerging market equities remain affected by the “tug-of-war” between compelling stock-level opportunities and prevailing macroeconomic crosscurrents. Market participants were thrown for a surprise when the prospects for a trade agreement between the United States and China took a step backward, leading to a greater level of uncertainty as to when or even if the dispute will be resolved. While we believe the long-term potential for earnings growth remains intact, including expectations of double-digit earnings growth in the upcoming two calendar years, the persistent trade and tariff dispute continues to cloud the near-term outlook. However, inflation risks remain subdued, which could result in central banks cutting interest rates in the future. This may bode well for higher risk asset classes such as emerging market equities.

We continue to construct the Fund on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-5% and lower forecast risk than the benchmark, which we believe may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

4	June 30, 2019 |	Annual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	–3.29%	1.52%	5.74%	8.48%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	–8.61%	0.37%	5.14%	8.07%
AllianzGI Emerging Markets Opportunities Fund Class C	–4.05%	0.75%	4.94%	7.66%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	–5.00%	0.75%	4.94%	7.66%
AllianzGI Emerging Markets Opportunities Fund Class P	–3.05%	1.77%	6.00%	8.77%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	–2.97%	1.87%	6.13%	8.89%
AllianzGI Emerging Markets Opportunities Fund Class R6	–2.96%	1.92%	6.18%	8.95%
MSCI Emerging Markets Index	1.21%	2.49%	5.81%	8.64%
Lipper Emerging Markets Funds Average	1.28%	1.78%	5.91%	8.24%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares, 1.26% for Institutional Class and 1.21% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of these reductions and waivers are 1.26% for Class A shares, 2.01% for Class C shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 0.86% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2019)

China	34.1%

India	10.8%

Korea (Republic of)	9.5%

Russian Federation	8.5%

Brazil	7.7%

Taiwan	7.3%

South Africa	4.9%

Hong Kong	4.5%

Other	10.6%

Cash & Equivalents — Net	2.1%

Annual Report	| June 30, 2019	5

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AllianzGI Emerging Markets Opportunities Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,093.80	$1,089.40	$1,095.20	$1,095.40	$1,095.50

Expenses Paid During Period	$6.54	$10.41	$5.25	$4.73	$4.47

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,018.55	$1,014.83	$1,019.79	$1,020.28	$1,020.53

Expenses Paid During Period	$6.31	$10.04	$5.06	$4.56	$4.31

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.01% for Class P, 0.91% for Institutional Class and 0.86% for Class R6), multiplied by the average account value over the period, multiplied by 181/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Annual Report	| June 30, 2019	7

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AllianzGI Focused Growth Fund

For the period of July 1, 2018 through June 30, 2019, as provided by Karen Hiatt, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A Shares at net asset value (“NAV”) of the AllianzGI Focused Growth Fund (the “Fund”) returned 6.79%, underperforming the Russell 1000 Growth Index (the “benchmark”) which returned 11.56%.

Market Overview

Despite the abrupt sell-off in the final quarter of 2018, sparked by a convergence of multiple headwinds, US equities delivered solid gains over the full period. US equities posted robust gains over the first half of 2019, offsetting the sharp declines from late 2018. Corporate earnings remained supportive and a more dovish tone from the US Federal Reserve (Fed) boosted sentiment. While US equities suffered a sharp set-back in May as the US and China trade talks broke down, stocks rebounded in June amid growing speculation that the Fed may be more inclined to cut rates to protect the US economy.

Portfolio Review

The Fund’s underperformance relative to its benchmark is mostly attributed to challenging market conditions that affected performance in the fourth quarter of 2018.

For the twelve-month period, the Fund’s relative performance was helped by an overweight position in software-as-a-service provider, ServiceNow. The company has delivered consistently strong growth as customers are adopting an increasing number of software products across its platform. Additionally, payments companies such as Paypal and Visa continue to benefit from the ongoing global shift to digital and mobile payments. Within healthcare, Insulet performed well as demand for its diabetes pumps remains robust within a large and growing market. Lastly, our underweight to Alphabet (Google) helped relative returns. The company has been facing more regulatory scrutiny in Europe and the US, as well as slower growth in its core business.

Conversely, relative performance was negatively impacted by our exposure to some health care stocks as the sector was hurt by reform proposals from Presidential candidates. In addition, CVS sharply reduced guidance due to an underperforming previous acquisition, while the FDA delayed approval for a pain drug made by Heron Therapeutics. Overweight positions in NVIDIA and Applied Materials underperformed as the semiconductor group struggled amid the ongoing trade dispute between the US and China. Finally, our position in SVB Financial Group underperformed, mostly due to fears of negative fallout from the fourth quarter sell-off as well as concerns that lower deposits will diminish earnings.

From a sector allocation perspective, an overweight in technology and a slight underweight in the industrials sector helped relative performance. Conversely, overweight positions in the health care and energy sectors hurt relative performance.

Outlook

We are generally optimistic on US equities for the second half of 2019. Despite a lull in May, general US employment data remains strong. While some macroeconomic data has deteriorated partly due to trade uncertainty, the Fed has become more dovish in recent months and is now inclined to cut interest rates. Although US corporate profit growth will likely be down relative to 2018, we expect to see positive profits for the year. Despite the macro and political uncertainties, we believe high quality growth companies remain well-positioned to deliver attractive returns.

We believe that the market will ultimately reward companies that deliver consistent growth and increase shareholder value over time. Our focus continues to be on applying rigorous fundamental research to identify companies with strong or under-appreciated growth prospects and attractive risk-reward characteristics.

8	June 30, 2019 |	Annual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	6.79%	11.88%	14.95%	11.30%
AllianzGI Focused Growth Fund Class A (adjusted)	0.92%	10.62%	14.30%	11.12%
AllianzGI Focused Growth Fund Class C	5.93%	11.03%	14.08%	10.46%
AllianzGI Focused Growth Fund Class C (adjusted)	5.06%	11.03%	14.08%	10.46%
AllianzGI Focused Growth Fund Class R	6.47%	11.59%	14.66%	10.95%
AllianzGI Focused Growth Fund Class P	7.01%	12.15%	15.24%	11.60%
AllianzGI Focused Growth Fund Institutional Class	7.15%	12.27%	15.35%	11.71%
AllianzGI Focused Growth Fund Class R6	7.18%	12.31%	15.40%	11.77%
AllianzGI Focused Growth Fund Administrative Class	6.86%	11.98%	15.06%	11.43%
Russell 1000 Growth Index	11.56%	13.39%	16.28%	11.13%
Lipper Large-Cap Growth Funds Average	10.79%	12.36%	15.02%	8.20%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class, 0.71% for Class R6 shares, and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.76% for Class C shares, 1.26% for Class R shares, 0.76% for Class P shares, 0.66% for Institutional Class shares, 0.61% for Class R6 shares, and 0.91% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2019)

IT Services	16.1%

Software	12.5%

Internet & Direct Marketing Retail	8.2%

Interactive Media & Services	7.7%

Healthcare Equipment & Supplies	6.3%

Healthcare Providers & Services	4.8%

Technology Hardware, Storage & Peripherals	4.1%

Aerospace & Defense	3.7%

Other	33.2%

Cash & Equivalents — Net	3.4%

Annual Report	| June 30, 2019	9

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,217.60	$1,212.40	$1,215.60	$1,218.60	$1,219.50	$1,219.70	$1,217.80

Expenses Paid During Period	$5.50	$9.71	$6.98	$4.24	$3.69	$3.41	$5.06

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,019.84	$1,016.02	$1,018.50	$1,020.98	$1,021.47	$1,021.72	$1,020.23

Expenses Paid During Period	$5.01	$8.85	$6.36	$3.86	$3.36	$3.11	$4.61

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.00% for Class A, 1.77% for Class C, 1.27% for Class R, 0.77% for Class P, 0.67% for Institutional Class, 0.62% for Class R6 and 0.92% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2019	11

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AllianzGI Global Natural Resources Fund

For the reporting period of July 1, 2018, through June 30, 2019, as provided by Paul D. Strand, CFA, Portfolio Manager.

Fund Insights

For the twelve-month reporting period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Global Natural Resources Fund (the “Fund”) returned -9.24%, underperforming the 60% MSCI World Energy/ 40% MSCI World Materials Benchmark (the “benchmark”), which returned -6.53%.

Market Overview

Brent crude prices traded in the low $60’s to the mid $70’s a barrel range in the second quarter of 2019 after rebounding sharply from the low $50’s in the fourth quarter of 2018. Some of the factors that contributed to the stabilization included the interplay between OPEC adhering to production quotas versus the continued supply growth from the US shale producers, and the increasingly dovish monetary policy from the Federal Reserve. Despite the rebound in energy prices in the first-half of the year, the Fund’s energy component of the blended benchmark was one of the worst performing MSCI sectors during the reporting period.

Portfolio Review

The Fund’s underperformance was primarily driven by its overweight and positioning in energy-related stocks.

The Fund’s largest contributors to performance came from a wide variety of mostly materials-related sub-industries. Two specialty chemical companies, and two large cap base metal companies positively impacted performance. In general, the performance of these global base metal stocks mirrored the sharp rebound of iron ore prices in the first half of 2019. Also, a US rail company boosted performance as the rail companies rebounded in the first-half of 2019 despite the trade friction with China.

The largest detractors to performance were some energy-related positions. Some investors are fearful of a long-term supply glut of crude given the strong outlook for US production. The detractors included mostly energy exposure in oil and gas exploration and production companies and the position in an oil field data provider.

From time to time, the Fund utilizes a “Buy-Write” options strategy in which call options are written against some equity holdings. For the reporting period, the use of this strategy was very limited and had no material impact on overall performance.

Outlook

As the second-half of calendar 2019 quarter commences, the Fund is currently slightly overweight energy and modestly underweight materials. The Fund remains overweight in energy due to our conviction in a long term, ongoing rebound in energy prices and an improvement from what we believe is the current significant disconnect between energy stock valuations and energy price levels. We also believe that the energy sector offers superior growth prospects compared to other natural resource-related industries. We are hoping that the stabilization in oil prices continues and we would look to implement more exposure in the materials sector upon confirmation of a recovery in China’s economy. Our largest non-energy exposure includes metals and mining, chemicals, alternative energy such as wind and solar, rails, water treatment and building materials. The Fund remains globally diversified.

We continue to favor our diversified, thematic and opportunistic approach to investing in natural resource-related companies, and maintain our belief that over the long term the performance of the equities should outperform the underlying commodities. Risks to the Fund include a relapse in the global economy, disruption to world bond markets and a sustained drop in commodity prices.

12	June 30, 2019 |	Annual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	–9.24%	–6.62%	2.16%	4.80%
AllianzGI Global Natural Resources Fund Class A (adjusted)	–14.23%	–7.67%	1.58%	4.41%
AllianzGI Global Natural Resources Fund Class C	–9.90%	–7.31%	1.40%	4.03%
AllianzGI Global Natural Resources Fund Class C (adjusted)	–10.80%	–7.31%	1.40%	4.03%
AllianzGI Global Natural Resources Fund Class P	–8.88%	–6.37%	2.42%	5.09%
AllianzGI Global Natural Resources Fund Institutional Class	–8.92%	–6.29%	2.52%	5.19%
60% MSCI World Energy/40% MSCI World Materials Benchmark	–6.53%	–1.95%	4.64%	5.97%
MSCI World Index	6.33%	6.60%	10.72%	7.03%
Lipper Global Natural Resources Funds Average	–9.44%	–5.97%	0.70%	3.70%

† The Fund began operations on 6/30/04. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class P shares and 1.10% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2019)

United States	62.5%

United Kingdom	13.5%

Australia	5.2%

Canada	5.2%

France	4.9%

Germany	2.4%

Japan	0.9%

Spain	0.7%

Other	4.0%

Cash & Equivalents — Net	0.7%

Annual Report	| June 30, 2019	13

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,132.40	$1,129.10	$1,135.20	$1,134.60

Expenses Paid During Period	$7.61	$11.56	$6.30	$5.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,017.65	$1,013.93	$1,018.89	$1,019.39

Expenses Paid During Period	$7.20	$10.94	$5.96	$5.46

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.44% for Class A, 2.19% for Class C, 1.19% for Class P and 1.09% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2018 through June 30, 2019, as provided by Andrew Neville, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Global Small-Cap Fund (the “Fund”) returned -4.64%, underperforming the MSCI World Small-Cap Index (the “benchmark”), which returned -2.73%.

Market Overview

There was a significant level of macro-economic uncertainty as regional economies experienced varying levels of deceleration and the trade issues between China and US varied wildly between optimism and pessimism. As a result, it was a volatile year for global equities as the market had numerous ups and downs and disparity across regions. Small caps as measured by the benchmark underperformed large caps, as measured by the MSCI World Net Index, by 9.06% over the twelve-month period. In addition, the MSCI World Minimum Volatility Index returned 13.89%, outperforming small caps by 16.62% and demonstrating that during the period it was primarily a risk off environment which would be detrimental to small caps.

Portfolio Review

The Fund represents the highest conviction names from four underlying regional small cap strategies: US, Europe, Japan, and Asia ex-Japan. Stock selection is the key driver of relative returns as the regional allocation of the fund is neutral to the benchmark and there are risk controls to ensure sector deviations do not become too large.

Overall, sector and country allocations detracted from relative returns. The worst performing country allocation was Taiwan at -24 basis points, which is not in the benchmark, and had a -23% return in the twelve-month period. The worst performing sector was real estate, which detracted -38 basis points from relative returns. The best performing stock was Kinsale Cap Group, a specialty insurance group based in Richmond, VA, which contributed 61 basis points of outperformance over the benchmark. The worst performing stock was Asos Plc, a British based online clothing retailer, which underperformed the benchmark by 36 basis points.

Outlook

In our view, the expectation globally is for economies to begin to slowdown or even enter a recession. The US has remained rather resilient, but Europe is delivering flat economic growth, Japan is decelerating, and there is a spread of environments in Asia ex-Japan. Central banks outside of the US have begun taking stimulus measures and the US is expected to follow suit in July, with possible a 50 basis points rate cut. The trade uncertainty is hurting some small caps as China is a large end market and factors highly into the global supply chain. Small cap performance globally will be influenced by both the economic conditions and stimulus measures and the resulting balance between the two. The Fund will continue to focus on high quality growth stocks that we believe will deliver outperformance above the benchmark over the long-term.

16	June 30, 2019 |	Annual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	–4.64%	4.34%	12.95%	9.73%
AllianzGI Global Small-Cap Fund Class A (adjusted)	–9.88%	3.16%	12.31%	9.45%
AllianzGI Global Small-Cap Fund Class C	–5.37%	3.55%	12.10%	8.92%
AllianzGI Global Small-Cap Fund Class C (adjusted)	–6.11%	3.55%	12.10%	8.92%
AllianzGI Global Small-Cap Fund Class P	–4.40%	4.60%	13.23%	10.04%
AllianzGI Global Small-Cap Fund Institutional Class	–4.32%	4.69%	13.34%	10.14%
MSCI World Small-Cap Index	–2.73%	5.72%	12.15%	7.93%
Lipper Global Small-/Mid-Cap Funds Average	–0.32%	5.51%	11.54%	8.03%

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.62% for Class A shares, 2.37% for Class C shares, 1.37% for Class P shares and 1.27% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2019)

United States	59.8%

Japan	9.5%

United Kingdom	6.1%

Germany	3.6%

France	2.4%

Australia	2.3%

Switzerland	2.3%

Denmark	2.0%

Other	7.2%

Cash & Equivalents — Net	4.8%

Annual Report	| June 30, 2019	17

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,175.90	$1,171.30	$1,177.20	$1,177.60

Expenses Paid During Period	$8.74	$12.76	$7.40	$6.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,016.76	$1,013.04	$1,018.00	$1,018.50

Expenses Paid During Period	$8.10	$11.83	$6.85	$6.36

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class C, 1.37% for Class P and 1.27% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

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Unaudited

AllianzGI Health Sciences Fund

For the period of July 1, 2018 through June 30, 2019, as provided by Peter Pirsch, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month reporting period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Health Sciences Fund (the “Fund”) returned 13.14%, outperforming the MSCI World Health Care Index (the “benchmark”), which returned 10.84%.

Market Overview

Stock markets around the world rebounded in June as investors saw progress made on the trade war between the United States and China at the G-20 summit in Japan. In fact, the US equity markets have hit all-time highs in July. Additionally, the US Federal Reserve (Fed) has turned increasingly more dovish and the markets now anticipate a series of rate cuts this calendar year and next. The majority of the developed world’s central banks and China are currently implementing very accommodative monetary policies. Despite the robust first-half of 2019, the MSCI healthcare sector has generally lagged the broader markets in the recovery as investors have sought less defensive sectors such as technology and consumer discretionary. The focus of the Trump Administration for healthcare reform continues to be heavily weighted on containing drug pricing and healthcare costs in general, although other non-healthcare-related matters like the US and China trade negotiations and immigration continue to make big headlines as well.

Portfolio Review

The Fund’s outperformance was driven primarily by the positive stock selection in managed care stocks and the device and life science tools positions. Adverse stock selection in biopharma somewhat offset positive performance.

The Fund’s largest contributors to performance included the zero weight throughout the reporting period in Bayer AG and the underweight in Abbvie. Bayer has been negatively impacted by the Roundup litigation related to its purchase of Monsanto. The provider of genetic information to physicians, Invitae, was another large contributor. Investors are enthusiastic about the Company’s progress in genetic screening. Other larger contributors included the maker of invisalign braces, Align Technology, and the managed care company Cigna.

Heron Therapeutics was the largest detractor to performance. The Company suffered a clinical trial setback for its non-opioid acute pain reliever. Another detractor was the drug retailer, CVS, which lowered guidance in the first quarter of 2019. Other detractors to performance included the zero weights in Roche Holdings and Danaher, as well as the position in Bristol Myers, whose stock continues to be pressured from some recent clinical trial disappointments for its cancer franchise.

Outlook

During the twelve-month period, the MSCI healthcare sector has lagged the advances of the broader indices. From a contrarian perspective, we think that underperformance positions the healthcare sector relatively attractively, particularly given the possibility of a pick-up in market volatility and the defensive nature of healthcare. The upcoming presidential election does present headline risk, however, and stock selection will be critical during the election season. In general, given the intense focus on affordability of healthcare in the United States, we remain vigilant for a pick-up in negative healthcare campaign rhetoric, especially as the 2020 presidential campaign swings into the primaries and prospective candidates become more outspoken on policies. Overall, the Fund’s positioning is focused is on what we believe are the significant long-term growth drivers for healthcare which are largely driven by drug and cost-containment innovation. Areas in which the Fund is overweight include small- and mid-cap biopharma, unique medical device technology and managed care.

20	June 30, 2019 |	Annual Report

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	13.14%	9.55%	15.43%	11.63%
AllianzGI Health Sciences Fund Class A (adjusted)	6.91%	8.32%	14.78%	11.35%
AllianzGI Health Sciences Fund Class C	12.34%	8.74%	14.58%	10.80%
AllianzGI Health Sciences Fund Class C (adjusted)	11.40%	8.74%	14.58%	10.80%
AllianzGI Health Sciences Fund Institutional Class	13.54%	9.93%	15.84%	12.05%
MSCI World Health Care Index	10.84%	7.38%	13.10%	8.56%
Lipper Health/Biotechnology Funds Average	4.43%	9.52%	16.11%	11.15%

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.47% for Class A shares, 2.22% for Class C shares and 1.12% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2019)

Pharmaceuticals	40.8%

HealthCare Equipment & Supplies	20.9%

Biotechnology	15.3%

HealthCare Providers & Services	14.0%

Life Sciences Tools & Services	7.1%

Cash & Equivalents — Net	1.9%

Annual Report	| June 30, 2019	21

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Institutional Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,132.30	$1,128.30	$1,134.30

Expenses Paid During Period	$7.77	$11.71	$5.93

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Institutional Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,017.50	$1,013.79	$1,019.24

Expenses Paid During Period	$7.35	$11.08	$5.61

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.47% for Class A, 2.22% for Class C and 1.12% for Institutional Class ), multiplied by the average account value over the period, multiplied by 181/365.

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Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2018, through June 30, 2019, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Income & Growth Fund (the “Fund”) returned 5.35%. During the same period, the S&P 500 Index increased 10.42% and the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 7.87%. The convertible universe returned 7.93%, as measured by the ICE BofA Merrill Lynch All US Convertibles Index; and high yield bonds, as measured by the ICE BofA Merrill Lynch US High Yield Master II Index, returned 7.58%. Lastly, the Russell 1000 Growth Index advanced 11.56%.

Market Overview

Trade war fears and the US Federal Reserve’s (the “Fed”) tightening bias led to increased volatility in the fourth quarter of 2018 and temporarily disrupted the upward trajectory of risk assets over the trailing twelve months. After a weak finish to the year, the equity, convertible bond and high-yield bond markets rebounded sharply in 2019 and ended the reporting period with strong gains. The strength in risk assets was aided by dovish central bank commentary. Other factors influencing sentiment included corporate earnings, economic data and trade developments.

In 2019, central banks around the globe pivoted and announced stimulus measures or suggested future accommodation. After raising rates four times in 2018, the Fed kept rates steady throughout the first half of 2019 and signaled a bias toward rate cuts, if needed. Coordinated easing efforts and dovish outlooks compressed global yields, triggering the US yield curve (3-month/10-year) to invert.

Against this backdrop, most US companies continued to exceed analyst expectations. In 2018, quarterly earnings growth on a year-over-year basis for the S&P 500 Index averaged more than 20%. However, the first-quarter earnings season in 2019 was the first period without the tax reform tailwind. Although high yield financials revealed lower year-over-year comparisons for revenue and earnings before interest, taxes, depreciation, and amortization growth, most issuers reported better-than-expected results. Most convertible bond issuers surpassed first-quarter expectations and reported higher year-over-year comparisons for revenue and earnings growth. Correspondingly, three quarters of the S&P 500 Index’s constituents exceeded first-quarter earnings estimates.

Economic reports indicated that the growth rate of activity moderated and the labor market remained strong over the reporting period. Consumer spending picked up into period-end while business investment was soft and overall inflation was muted.

Trade tensions persisted but eased into the end of the reporting period. The US raised tariffs on Chinese imports and China retaliated with tariffs on US imports. Planned tariffs on Mexico were cancelled, and at the G20 summit, the US and China temporarily agreed to pause tariff hikes and restart bilateral trade negotiations.

Portfolio Review

The Fund provided consistent income—the primary goal of the strategy—and a positive total return over the trailing 12-month period.

In the equity sleeve of the Fund’s portfolio, information technology, consumer discretionary and industrials exposures had the greatest positive impact on performance. Conversely, the energy and materials sectors hindered performance.

In the convertible sleeve of the Fund’s portfolio, sectors that contributed positively to performance were technology, healthcare and financials. On the other hand, energy and transportation exposures pressured performance.

In the high yield sleeve of the Fund’s portfolio, industries that aided performance were healthcare, support-services and technology & electronics. In contrast, exposure to the energy and steel producers/products industries detracted from performance.

Many option positions expired below strike and the Fund’s portfolio was able to retain the set premiums. The Fund’s portfolio took advantage of higher implied volatility episodes throughout the reporting period that presented attractive yield opportunities.

Outlook

In our opinion, synchronized central bank easing and progress on trade could help to support economic and earnings growth in the second half of the year.

Many central banks have either postponed/ended policy normalization plans or launched new stimulus measures. The Fed communicated that they “will act as appropriate to sustain the expansion.” Fed funds futures suggest multiple rate cuts before year-end.

24	June 30, 2019 |	Annual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	5.35%	5.57%	9.93%	6.85%
AllianzGI Income & Growth Fund Class A (adjusted)	–0.44%	4.38%	9.31%	6.36%
AllianzGI Income & Growth Fund Class C	4.60%	4.79%	9.11%	6.05%
AllianzGI Income & Growth Fund Class C (adjusted)	3.64%	4.79%	9.11%	6.05%
AllianzGI Income & Growth Fund Class R	5.09%	5.30%	9.66%	6.59%
AllianzGI Income & Growth Fund Class P	5.64%	5.84%	10.21%	7.13%
AllianzGI Income & Growth Fund Institutional Class	5.69%	5.93%	10.31%	7.23%
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.95%	3.90%	4.18%
S&P 500 Index	10.42%	10.71%	14.70%	8.44%
Lipper Flexible Portfolio Funds Average	2.88%	3.33%	7.69%	4.67%

† The Fund began operations on 2/28/07. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.28% for Class A shares, 2.03% for Class C shares, 1.53% for Class R shares, 1.03% for Class P shares and 0.93% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.27% for Class A shares, 2.02% for Class C shares, 1.52% for Class R shares, 1.02% for Class P shares and 0.92% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2019)

Software	8.3%

Media	5.0%

Internet	4.9%

Oil, Gas & Consumable Fuels	4.8%

Pharmaceuticals	3.8%

Telecommunications	3.7%

Semiconductors	3.7%

Entertainment	3.5%

Other	57.7%

Cash & Equivalents — Net	4.6%

S&P Ratings* (as of June 30, 2019)

*

As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s consideration of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| June 30, 2019	25

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,130.80	$1,126.70	$1,129.40	$1,132.80	$1,133.00

Expenses Paid During Period	$6.76	$10.70	$8.08	$5.45	$4.92

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,018.45	$1,014.73	$1,017.21	$1,019.69	$1,020.18

Expenses Paid During Period	$6.41	$10.14	$7.65	$5.16	$4.66

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.28% for Class A, 2.03% for Class C, 1.53% for Class R, 1.03% for Class P and 0.93% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

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Unaudited

AllianzGI Mid-Cap Fund

For the period July 1, 2018 through June 30, 2019, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A Shares at net asset value (“NAV”) of the AllianzGI Mid-Cap Fund (the “Fund”) returned 13.58%, underperforming the Russell Midcap Growth Index (the “benchmark”), which returned 13.94%.

Market Overview

Broader US equities closed a volatile twelve-month period with positive returns. In the fourth quarter of 2018, risk assets sold off amid the combination of a decelerating economy and hawkish commentary from the US Federal Reserve (the “Fed”). US equities subsequently rallied, as investor concerns were eased after Fed Chair Jerome Powell highlighted flexible monetary policy going forward. Better-than-expected corporate earnings results also helped the recovery. Against this backdrop, the Russell Midcap Index returned 7.83%, underperforming the Russell 1000 Index’s return of 10.02%. Within the mid cap universe, growth stocks outperformed value stocks by 10.26%.

Portfolio Review

Sector allocation had a negative effect on performance while positive security selection was offsetting. Stock picking in health care was the primary contributor to relative returns, followed by the information technology and materials sectors. This is balanced by weaker security selections in the industrials, energy and financials sectors.

A top contributor to relative returns was The Trade Desk, Inc. (“Trade Desk”), which provides a technology platform that helps manage digital advertising campaigns. Trade Desk is a pure play on a secular shift from traditional (such as print, TV and radio) to programmatic advertising, which allows for targeted ads and optimized marketing expenditures. Shares rallied as management reported strong financial results along with raised guidance. We believe that Trade Desk should continue generating strong growth, as the shift to programmatic advertising continues and as the company expands into international markets.

A top detractor over the period, XPO Logistics, Inc. (“XPO”), is a leading global freight, transportation and logistics company with a focus on e-commerce. The stock was lower during the period as the company posted below consensus earnings and guidance amid weakness within the European markets. Looking forward, we believe that XPO can still drive growth through LTL segment (small freight) margin improvements, continued demand for last mile deliveries and XPO Direct, which is a predictive analytics enhanced shared-space distribution service. However, we continue to monitor the situation closely for near-term headwinds, including softer global macroeconomic conditions and uncertain near-term trajectory of earnings.

As of June 30, 2019, the largest sector overweight was in health care, followed by consumer staples and communication services. Consumer discretionary was the largest underweight position in the Fund, followed by the information technology and financials sectors.

Outlook

Looking forward, we continue to expect moderate growth from the US economy. Leading economic indicators continue to signal benign conditions and employment metrics remains positive. However, key manufacturing and service surveys are signaling slower economic growth. As expected, the Fed held interest rates steady in its June 2019 meeting. Fed Chair Jerome Powell offered dovish commentary that the central bank would act accordingly to sustain the economic expansion. Overall, we believe that the Fed’s flexible approach to monetary policy should help stabilize investor appetite for risk assets. From a bottom-up perspective, consensus analyst estimates continue to show mild earnings contraction for the first half of 2019. However, earnings are expected to improve in late 2019. Against historical levels, mid cap growth valuations still trade at reasonable levels relative to its growth potential.

As always, we continue to focus on stock selection, seeking to invest in high quality mid cap companies with attractive growth prospects that are attractively valued. The Fund’s portfolio emphasizes free cash flow yield and responsible capital allocation.

28	June 30, 2019 |	Annual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	13.58%	10.48%	14.08%	12.87%
AllianzGI Mid-Cap Fund Class A (adjusted)	7.33%	9.23%	13.44%	12.71%
AllianzGI Mid-Cap Fund Class C	12.56%	9.67%	13.23%	12.09%
AllianzGI Mid-Cap Fund Class C (adjusted)	11.64%	9.67%	13.23%	12.09%
AllianzGI Mid-Cap Fund Class R	12.97%	10.15%	13.77%	12.67%
AllianzGI Mid-Cap Fund Class P	13.79%	10.82%	14.37%	13.32%
AllianzGI Mid-Cap Fund Institutional Class	13.97%	10.87%	14.46%	13.43%
AllianzGI Mid-Cap Fund Administrative Class	13.61%	10.61%	14.18%	13.13%
Russell Midcap Growth Index	13.94%	11.10%	16.02%	12.40%
Lipper Mid-Cap Growth Funds Average	11.81%	10.37%	14.73%	9.66%
Lipper Multi-Cap Growth Funds Average	10.22%	10.71%	14.74%	—%

† The Fund began operations on 11/6/79. Benchmark and primary Lipper performance comparisons began on 10/31/79; secondary Lipper performance is available for trailing 10 years.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of June 30, 2019)

IT Services	11.6%

Health Care Equipment & Supplies	10.6%

Semiconductors & Semiconductor Equipment	7.3%

Software	7.0%

Entertainment	5.4%

Professional Services	4.2%

Commercial Services & Supplies	3.9%

Electronic Equipment, Instruments & Components	3.7%

Other	45.8%

Cash & Equivalents — Net	0.5%

Annual Report	| June 30, 2019	29

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,317.50	$1,315.00	$1,313.60	$1,318.70	$1,319.80	$1,320.70

Expenses Paid During Period	$6.55	$10.85	$7.97	$5.12	$4.54	$5.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,019.14	$1,015.42	$1,017.90	$1,020.38	$1,020.88	$1,019.64

Expenses Paid During Period	$5.71	$9.44	$6.95	$4.46	$3.96	$5.21

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, 1.39% for Class R, 0.89% for Class P, 0.79% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

30	June 30, 2019 |	Annual Report

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Annual Report	| June 30, 2019	31

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period July 1, 2018 through June 30, 2019, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 4.46%, underperforming the Russell 1000 Value Index (the “benchmark”), which returned 8.46%.

Market Overview

US equities ratcheted steadily higher over the third quarter of 2018, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. The gains propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. However, the bull market ended abruptly in the final quarter of 2018 when US stocks plummeted, recording their weakest fourth-quarter returns since 2008. A sudden rise in bond yields provided the catalyst for the initial downward movement in October 2018, with stocks plunging further in December 2018 amid concerns over the outlook for growth and company profits, with political tensions providing further fuel for the selloff. Equity returns once again shifted over the first half of 2019, with January being the strongest start to a year for US stocks since 1987. Corporate earnings remained supportive, beating albeit lowered forecasts, and a more dovish tone from the US Federal Reserve (the “Fed”) also boosted sentiment. While US equities suffered a sharp set-back in May 2019 as the breakdown in US and China trade talks led to a series of tit-for-tat tariffs and other protectionist measures, stocks rebounded in June 2019 amid growing speculation that the Fed may be more inclined to cut rates to protect the US economy.

Portfolio Review

Relative performance results were due to negative stock selection, though sector allocation also detracted to a lesser degree over the twelve-month period. Selection across the industrials and communications services sectors boosted relative returns. However, these gains were offset by holdings in the information technology and consumer staples sectors, which failed to keep pace with benchmark shares. Within the benchmark, utilities, health care, communications services, information technology and consumer staples lead gains while two of the eleven GICS economic sectors—energy and materials—dipped into negative territory for the trailing one-year period. The Fund’s overweight in energy detracted from relative returns, while an overweight in health care contributed to performance results during the twelve-month period.

Outlook

After a strong start to 2019 with double-digit gains in the first quarter, US equity markets abruptly turned volatile, netting a modestly positive return in the second quarter. Despite some bumps and bruises, US equities have recorded impressive gains, with the S&P 500 up 18.5% in 2019, as of June 30, 2019. As market participants look to the second half of the year, they face a fragmented economic environment with multiple pain points. We believe that market disruptions from intensifying and/or shifting trade talks may become a long-term theme. Also, the US is continuing along what many believe to be a late-cycle path with growth stuck at less than 2% and rising fears of a recession in 2020. Of course, the continued shift in Fed policy toward more accommodative actions could have a material impact, and continued low unemployment and a fundamentally strong US consumer could bode well for sustained economic strength. Finally, political uncertainty related to the upcoming presidential election could create market headwinds.

In the face of these investing challenges and uncertainties, we believe a focus on higher-quality companies that pay a dividend within an attractive price-value framework offers many compelling characteristics, from less volatility with income to the potential to protect against inflation via dividend growth. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

32	June 30, 2019 |	Annual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	4.46%	4.90%	11.21%	7.70%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	–1.29%	3.72%	10.58%	7.38%
AllianzGI NFJ Dividend Value Fund Class C	3.63%	4.11%	10.37%	6.89%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	2.80%	4.11%	10.37%	6.89%
AllianzGI NFJ Dividend Value Fund Class R	4.14%	4.62%	10.92%	7.43%
AllianzGI NFJ Dividend Value Fund Class P	4.62%	5.15%	11.48%	8.01%
AllianzGI NFJ Dividend Value Fund Institutional Class	4.82%	5.26%	11.60%	8.12%
AllianzGI NFJ Dividend Value Fund Class R6	4.82%	5.31%	11.65%	8.17%
AllianzGI NFJ Dividend Value Fund Administrative Class	4.49%	4.99%	11.32%	7.85%
Russell 1000 Value Index	8.46%	7.46%	13.19%	6.96%
Lipper Equity Income Funds Average	7.00%	6.93%	11.97%	6.71%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares, 0.71% for Class R6 shares and 1.01% for Administrative Class shares. Theses ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.04% for Class A shares, 1.79% for Class C shares, 1.29% for Class R shares, 0.79% for Class P shares, 0.69% for Institutional Class shares, 0.64% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2019)

Banks	13.8%

Oil, Gas & Consumable Fuels	11.9%

Pharmaceuticals	8.6%

Insurance	7.0%

Aerospace & Defense	4.8%

Semiconductors & Semiconductor Equipment	4.8%

Diversified Telecommunications Services	4.1%

Industrial Conglomerates	3.1%

Other	40.3%

Cash & Equivalents — Net	1.6%

Annual Report	| June 30, 2019	33

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,143.20	$1,138.80	$1,140.80	$1,144.30	$1,144.90	$1,144.90	$1,142.70

Expenses Paid During Period	$5.53	$9.49	$6.85	$4.20	$3.67	$3.40	$4.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,019.64	$1,015.92	$1,018.40	$1,020.88	$1,021.37	$1,021.62	$1,020.13

Expenses Paid During Period	$5.21	$8.95	$6.46	$3.96	$3.46	$3.21	$4.71

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.04% for Class A, 1.79% for Class C, 1.29% for Class R, 0.79% for Class P, 0.69% for Institutional Class, 0.64% for Class R6 and 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

34	June 30, 2019 |	Annual Report

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Annual Report	| June 30, 2019	35

Unaudited

AllianzGI NFJ International Value Fund

For the period July 1, 2018 through June 30, 2019, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Value Fund (the “Fund”) returned 1.44%, outperforming the MSCI ACWI ex-USA Index (the “benchmark”), which returned 1.29%.

Market Overview

International equities fell sharply over the second half of 2018, with many markets entering bear territory in the fourth quarter. In general, markets continued to ratchet higher during the third quarter, but a sudden rise in bond yields at the start of October sent stocks into reverse. The selloff intensified as worries over earnings added to concerns over the impact of higher tariffs and the outlook for global growth. Politics also unsettled investors, with a US government shutdown, continued uncertainty over Brexit, Italy’s controversial budget and political unrest in France all adding to the downward pressure on prices. Equities rallied over the first half of 2019, with many markets delivering double-digit gains. Sentiment was boosted by hopes of improved trade relations between the US and China and monetary policy U-turns from key central banks. Equity markets ratcheted higher until May when global stocks suffered a sharp set-back as the breakdown of US and China trade talks led to a series of tit-for-tat tariffs and other protectionist measures. Central banks rode to the rescue in June, issuing a series of dovish comments which caused stocks to rally once more and countered concerns over heightened geopolitical risks in the Middle East.

Portfolio Review

Relative performance results over the twelve-month period were due to positive stock selection, which was only partially offset by negative country and sector allocations. Selection across the financials and energy sectors boosted relative returns. These gains were only modestly dampened by holdings in the materials and consumer staples sectors, which failed to keep pace with benchmark shares. The Fund’s underweight in health care detracted from relative returns while an overweight in financials contributed to performance during the twelve-month period. By country, selection was positive across China and Japan, while the Fund realized negative selection from holdings based in Hong Kong and the UK. Underweight exposures across Switzerland and Brazil detracted over the reporting period. In contrast, overweight positions in Hong Kong and Russia boosted relative performance.

Outlook

European banking stocks sunk to another multi-decade relative low in terms of their performance versus the broader markets in the second quarter of 2019. The Euro Stoxx Banks Index continues to trade near where it did during the depths of the Global Financial Crisis of 2008-2009, and this index has underperformed the MSCI EAFE by more than 8% per annum for the last five years. Persistently low rates in Europe continue to dog the banking industry’s primary moneymaker: net interest income. With razor thin spreads to work with, banks are plagued with mind-numbingly low returns on assets. This has forced financial institutions to take on excessive amounts of leverage or push the envelope in riskier business endeavors to turn a decent profit. This past quarter, the European Central Bank once again hinted at its intentions to flood the market with more stimulus and open market purchases of assets. The European central banks would like to see renewed inflation and economic growth. However, unless the governments of European countries are willing to make structural reforms, it is unlikely that these economies will see a jumpstart in growth rates.

The Fund has been and continues to be underweight European banking stocks. Given the difficulty these institutions face to generate a fair return on their shareholders’ capital, and the risks they must take in order to earn them, we do not see a strong investment case for these stocks—despite the fact that they trade at historically low valuation multiples. Until these banks see more clarity from an economic and regulatory standpoint, we are comfortable sitting on the sidelines.

36	June 30, 2019 |	Annual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	1.44%	–3.05%	4.09%	8.16%
AllianzGI NFJ International Value Fund Class A (adjusted)	–4.14%	–4.14%	3.50%	7.79%
AllianzGI NFJ International Value Fund Class C	0.76%	–3.76%	3.32%	7.36%
AllianzGI NFJ International Value Fund Class C (adjusted)	–0.24%	–3.76%	3.32%	7.36%
AllianzGI NFJ International Value Fund Class R	1.23%	–3.28%	3.84%	7.91%
AllianzGI NFJ International Value Fund Class P	1.76%	–2.80%	4.35%	8.45%
AllianzGI NFJ International Value Fund Institutional Class	1.84%	–2.71%	4.45%	8.56%
AllianzGI NFJ International Value Fund Class R6	1.88%	–2.67%	4.50%	8.61%
AllianzGI NFJ International Value Fund Administrative Class	1.68%	–2.93%	4.21%	8.29%
MSCI ACWI ex-USA Index	1.29%	2.16%	6.54%	8.04%
Lipper International Large-Cap Core Funds Average	–0.85%	0.68%	5.88%	7.23%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 2.12% for Class C shares, 1.62% for Class R shares, 1.12% for Class P shares, 1.02% for Institutional Class shares, 0.97% for Class R6 shares and 1.27% for Administrative Class shares. Theses ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares, 0.90% for Class R6 shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2019)

United Kingdom	16.5%

Japan	13.7%

Canada	12.5%

China	11.9%

Hong Kong	6.7%

France	6.2%

Germany	4.2%

Ireland	3.7%

Other	23.7%

Cash & Equivalents — Net	0.9%

Annual Report	| June 30, 2019	37

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,144.90	$1,141.00	$1,143.70	$1,146.60	$1,147.20	$1,147.30	$1,146.70

Expenses Paid During Period	$6.97	$10.94	$8.29	$5.64	$5.11	$4.84	$6.44

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,018.30	$1,014.58	$1,017.06	$1,019.54	$1,020.03	$1,020.28	$1,018.79

Expenses Paid During Period	$6.56	$10.29	$7.80	$5.31	$4.81	$4.56	$6.06

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class C, 1.56% for Class R, 1.06% for Class P, 0.96% for Institutional Class , 0.91% for Class R6 and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

38	June 30, 2019 |	Annual Report

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Annual Report	| June 30, 2019	39

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period July 1, 2018 through June 30, 2019, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 4.62%, underperforming the Russell 1000 Value Index (the “benchmark”), which returned 8.46%.

Market Overview

US equities ratcheted steadily higher over the third quarter of 2018, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. The gains propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. However, the bull market ended abruptly in the final quarter of 2018 when US stocks plummeted, recording their weakest fourth-quarter returns since 2008. A sudden rise in bond yields provided the catalyst for the initial downward movement in October, with stocks plunging further in December amid concerns over the outlook for growth and company profits, with political tensions providing further fuel for the selloff. Equity returns once again shifted over the first half of 2019, with January being the strongest start to a year for US stocks since 1987. Corporate earnings remained supportive, beating albeit lowered forecasts, and a more dovish tone from the US Federal Reserve (the “Fed”) also boosted sentiment. While US equities suffered a sharp set-back in May as the breakdown of US and China trade talks led to a series of tit-for-tat tariffs and other protectionist measures, stocks rebounded in June amid growing speculation that the Fed may be more inclined to cut rates to protect the US economy.

Portfolio Review

Relative performance results were due to negative stock selection, though sector allocation also detracted to a lesser degree over the reporting period. Selection across the industrials and financials sectors boosted relative returns. However, these gains were offset by holdings in the energy and information technology sectors, which failed to keep pace with benchmark shares. Within the benchmark, utilities, health care, communications services, information technology and consumer staples lead gains while two of the eleven GICS economic sectors—energy and materials—dipped into negative territory for the trailing one-year period. The Fund’s overweight in energy detracted from relative returns, while an overweight in health care contributed to performance results during the twelve-month period.

Outlook

After a strong start to 2019 with double-digit gains in the first quarter, US equity markets abruptly turned volatile, netting a modestly positive return in the second quarter. Despite some bumps and bruises, US equities have recorded impressive gains, with the S&P 500 up 18.5% year-to-date. As market participants look to the second half of the year, they face a fragmented economic environment with multiple pain points. We believe that market disruptions from intensifying and/or shifting trade talks may become a long-term theme. Also, the US is continuing along what many believe to be a late-cycle path with growth stuck at less than 2% and rising fears of a recession in 2020. Of course, the continued shift in Fed policy toward more accommodative actions could have a material impact, and continued low unemployment and a fundamentally strong US consumer could bode well for sustained economic strength. Finally, political uncertainty related to the upcoming presidential election could create market headwinds.

In the face of these investing challenges and uncertainties, we believe a focus on higher-quality companies that pay a dividend within an attractive price-value framework offers many compelling characteristics, from less volatility with income to the potential to protect against inflation via dividend growth. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

40	June 30, 2019 |	Annual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	4.62%	6.71%	11.97%	7.40%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	–1.13%	5.51%	11.34%	7.08%
AllianzGI NFJ Large-Cap Value Fund Class C	3.78%	5.91%	11.13%	6.60%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	2.78%	5.91%	11.13%	6.60%
AllianzGI NFJ Large-Cap Value Fund Class R	4.33%	6.45%	11.70%	7.16%
AllianzGI NFJ Large-Cap Value Fund Class P	4.87%	6.98%	12.25%	7.73%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	4.98%	7.09%	12.38%	7.83%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	4.69%	6.83%	12.08%	7.56%
Russell 1000 Value Index	8.46%	7.46%	13.19%	6.96%
Lipper Large-Cap Value Funds Average	6.60%	6.90%	12.11%	6.50%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2019)

Banks	13.8%

Oil, Gas & Consumable Fuels	11.1%

Pharmaceuticals	8.1%

Insurance	5.2%

Semiconductors & Semiconductor Equipment	4.4%

Aerospace & Defense	3.6%

Healthcare Equipment & Supplies	3.1%

Chemicals	3.0%

Other	47.4%

Cash & Equivalents — Net	0.3%

Annual Report	| June 30, 2019	41

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,136.00	$1,131.60	$1,134.40	$1,136.90	$1,137.80	$1,136.30

Expenses Paid During Period	$5.93	$9.88	$7.25	$4.61	$4.08	$5.40

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,019.24	$1,015.52	$1,018.00	$1,020.48	$1,020.98	$1,019.74

Expenses Paid During Period	$5.61	$9.35	$6.85	$4.36	$3.86	$5.11

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A, 1.87 % for Class C, 1.37% for Class R, 0.87% for Class P, 0.77 % for Institutional Class and 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2019	43

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period July 1, 2018 through June 30, 2019, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 3.46%, underperforming the Russell Midcap Value Index (the “benchmark”), which returned 3.68%.

Market Overview

US equities ratcheted steadily higher over the third quarter of 2018, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. The gains propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. However, the bull market ended abruptly in the final quarter of 2018 when US stocks plummeted, recording their weakest fourth-quarter returns since 2008. A sudden rise in bond yields provided the catalyst for the initial downward movement in October, with stocks plunging further in December amid concerns over the outlook for growth and company profits, with political tensions providing further fuel for the selloff. Equity returns once again shifted over the first half of 2019, with January being the strongest start to a year for US stocks since 1987. Corporate earnings remained supportive, beating albeit lowered forecasts, and a more dovish tone from the US Federal Reserve (the “Fed”) also boosted sentiment. While US equities suffered a sharp set-back in May as the breakdown of US and China trade talks led to a series of tit-for-tat tariffs and other protectionist measures, stocks rebounded in June amid growing speculation that the Fed may be more inclined to cut rates to protect the US economy.

Portfolio Review

Relative performance results were due to positive stock selection, which was offset by negative sector allocation over the reporting period. Selection across the consumer discretionary and consumer staples sectors boosted relative returns. These gains were only somewhat offset by holdings in the financial and information technology sectors that failed to keep pace with benchmark shares. Within the benchmark, utilities, information technology and industrials lead gains while energy posted a double-digit decline, followed by negative absolute returns for the consumer discretionary, materials and consumer staples sectors. The Fund’s underweight in utilities detracted from relative returns, while an overweight in industrials contributed to performance results during the twelve-month period.

Outlook

After a strong start to 2019 with double-digit gains in the first quarter, US equity markets abruptly turned volatile, netting a modestly positive return in the second quarter. Despite some bumps and bruises, US equities have recorded impressive gains, with the S&P 500 up 18.5% year-to-date. As market participants look to the second half of the year, they face a fragmented economic environment with multiple pain points. We believe that market disruptions from intensifying and/or shifting trade talks may become a long-term theme. Also, the US is continuing along what many believe to be a late-cycle path with growth stuck at less than 2% and rising fears of a recession in 2020. Of course, the continued shift in Fed policy toward more accommodative actions could have a material impact, and continued low unemployment and a fundamentally strong US consumer could bode well for sustained economic strength. Finally, political uncertainty related to the upcoming presidential election could create market headwinds.

In the face of these investing challenges and uncertainties, we believe a focus on higher-quality companies that pay a dividend within an attractive price-value framework offers many compelling characteristics, from less volatility with income to the potential to protect against inflation via dividend growth. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

44	June 30, 2019 |	Annual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	3.46%	7.46%	13.29%	11.04%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	–2.23%	6.25%	12.65%	10.83%
AllianzGI NFJ Mid-Cap Value Fund Class C	2.69%	6.66%	12.45%	10.20%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	1.69%	6.66%	12.45%	10.20%
AllianzGI NFJ Mid-Cap Value Fund Class R	3.21%	7.20%	13.02%	10.70%
AllianzGI NFJ Mid-Cap Value Fund Class P	3.75%	7.74%	13.59%	11.33%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	3.83%	7.84%	13.69%	11.43%
AllianzGI NFJ Mid-Cap Value Fund Class R6	3.89%	7.90%	13.75%	11.49%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	3.56%	7.57%	13.41%	11.18%
Russell Midcap Value Index	3.68%	6.72%	14.56%	11.57%
Lipper Multi-Cap Value Funds Average	3.20%	6.03%	11.98%	6.93%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class C shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 0.81% for Class R6 shares and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually agree through at least September 30, 2019. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.24% for Class R shares, 0.74% for Class P shares, 0.64% for Institutional Class shares, 0.59% for Class R6 shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of June 30, 2019)

Banks	8.5%

Insurance	7.4%

Equity Real Estate Investment Trusts (REITs)	7.3%

Oil, Gas & Consumable Fuels	6.4%

Aerospace & Defense	4.5%

Food Products	4.4%

IT Services	4.2%

Capital Markets	4.1%

Other	52.6%

Cash & Equivalents — Net	0.6%

Annual Report	| June 30, 2019	45

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,186.00	$1,181.80	$1,184.80	$1,187.70	$1,188.20	$1,188.30	$1,186.40

Expenses Paid During Period	$5.37	$9.41	$6.72	$4.01	$3.47	$3.20	$4.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,019.89	$1,016.17	$1,018.65	$1,021.12	$1,021.62	$1,021.87	$1,020.38

Expenses Paid During Period	$4.96	$8.70	$6.21	$3.71	$3.21	$2.96	$4.46

For each class of the Fund, expenses ( net of fee waiver) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.74% for Class C, 1.24% for Class R, 0.74% for Class P, 0.64% for Institutional Class, 0.59% for Class R6 and 0.89% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2019	47

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period July 1, 2018 through June 30, 2019, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned -7.70%, underperforming the Russell 2000 Value Index (the “benchmark index”), which returned -6.24%.

Market Overview

US equities ratcheted steadily higher over the third quarter of 2018, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. The gains propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000. However, the bull market ended abruptly in the final quarter of 2018 when US stocks plummeted, recording their weakest fourth-quarter returns since 2008. A sudden rise in bond yields provided the catalyst for the initial downward movement in October, with stocks plunging further in December amid concerns over the outlook for growth and company profits, with political tensions providing further fuel for the selloff. Equity returns once again shifted over the first half of 2019, with January being the strongest start to a year for US stocks since 1987. Corporate earnings remained supportive, beating albeit lowered forecasts, and a more dovish tone from the US Federal Reserve (the “Fed”) also boosted sentiment. While US equities suffered a sharp set-back in May as the breakdown of US and China trade talks led to a series of tit-for-tat tariffs and other protectionist measures, stocks rebounded in June amid growing speculation that the Fed may be more inclined to cut rates to protect the US economy.

Portfolio Review

Relative performance results were due to positive stock selection, which was offset by negative sector allocation over the reporting period. Selection across the health care and energy sectors boosted relative returns. These gains were only somewhat offset by holdings in the financial and information technology sectors that failed to keep pace with benchmark shares. Within the benchmark, utilities, communications services and information technology lead gains, followed by real estate and industrials names, which held up a relative basis. In contrast, the benchmark’s energy, health care, consumer staples, materials and consumer discretionary sector posted double-digit declines. The Fund’s underweight in utilities detracted from relative returns, while an overweight in industrials contributed to performance results during the twelve-month period.

Outlook

After a strong start to 2019 with double-digit gains in the first quarter, US equity markets abruptly turned volatile, netting a modestly positive return in the second quarter. Despite some bumps and bruises, US equities have recorded impressive gains, with the S&P 500 up 18.5% year-to-date. As market participants look to the second half of the year, they face a fragmented economic environment with multiple pain points. We believe that market disruptions from intensifying and/or shifting trade talks may become a long-term theme. Also, the US is continuing along what many believe to be a late-cycle path with growth stuck at less than 2% and rising fears of a recession in 2020. Of course, the continued shift in Fed policy toward more accommodative actions could have a material impact, and continued low unemployment and a fundamentally strong US consumer could bode well for sustained economic strength. Finally, political uncertainty related to the upcoming presidential election could create market headwinds.

In the face of these investing challenges and uncertainties, we believe a focus on higher-quality companies that pay a dividend within an attractive price-value framework offers many compelling characteristics, from less volatility with income to the potential to protect against inflation via dividend growth. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

48	June 30, 2019 |	Annual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	–7.70%	1.79%	10.19%	10.46%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	–12.78%	0.64%	9.57%	10.23%
AllianzGI NFJ Small-Cap Value Fund Class C	–8.35%	1.04%	9.38%	9.64%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	–9.02%	1.04%	9.38%	9.64%
AllianzGI NFJ Small-Cap Value Fund Class R	–7.97%	1.52%	9.92%	10.14%
AllianzGI NFJ Small-Cap Value Fund Class P	–7.49%	2.03%	10.47%	10.78%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	–7.42%	2.16%	10.61%	10.90%
AllianzGI NFJ Small-Cap Value Fund Class R6	–7.37%	2.21%	10.67%	10.96%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	–7.64%	1.92%	10.35%	10.58%
Russell 2000 Value Index	–6.24%	5.39%	12.40%	10.72%
Lipper Small-Cap Core Funds Average	–3.34%	5.67%	12.62%	8.48%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.26% for Class A shares, 2.01% for Class C shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares, 0.86% for Class R6 shares and 1.16% for Administrative Class Shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.16% for Class A shares, 1.91% for Class C shares, 1.41% for Class R shares, 0.91% for Class P shares, 0.81% for Institutional Class shares, 0.76% for Class R6 shares and 1.06% for Administrative Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2019)

Banks	21.6%

Equity Real Estate Investment Trusts (REITs)	8.6%

Oil, Gas & Consumable Fuels	6.3%

Electronic Equipment, Instuments & Components	5.7%

Insurance	4.6%

Commercial Services & Supplies	4.1%

Machinery	3.3%

IT Services	3.0%

Other	43.5%

Cash & Equivalents — Net	–0.7%

Annual Report	| June 30, 2019	49

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,145.90	$1,141.70	$1,144.40	$1,147.60	$1,147.60	$1,147.80	$1,146.50

Expenses Paid During Period	$6.23	$10.20	$7.55	$4.90	$4.37	$4.10	$5.69

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,018.99	$1,015.27	$1,017.75	$1,020.23	$1,020.73	$1,020.98	$1,019.49

Expenses Paid During Period	$5.86	$9.59	$7.10	$4.61	$4.11	$3.86	$5.36

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.17% for Class A, 1.92% for Class C, 1.42% for Class R, 0.92% for Class P, 0.82% for Institutional Class , 0.77% for Class R6 and 1.07% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2019	51

Unaudited

AllianzGI Small-Cap Fund

For the period of July 1, 2018 through June 30, 2019, as provided by Kunal Ghosh, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A Shares at net asset value (“NAV”) of the AllianzGI Small-Cap Fund (the “Fund”) returned -0.62%, outperforming the Russell 2000 Index (the “benchmark”), which returned -3.31%.

Market Overview

For the last twelve-months, US equities underwent a relatively volatile period. In the fourth quarter of 2018, risk assets sold off meaningfully, amid the combination of a decelerating economy and hawkish commentary from the US Federal Reserve (the “Fed”). Equity markets subsequently rallied in 2019, as investor concerns were eased after Fed Chair Jerome Powell highlighted flexible monetary policy going forward. Better-than-expected corporate earnings results also helped the recovery. The benchmark, which is representative of US small caps, underperformed the Russell 1000 large cap index by 13.33%. Within the small cap universe, growth outperformed value by 5.75%.

Portfolio Review

The Fund seeks to provide an “all-weather” performance by combining three unique small-cap strategies in a single investment strategy. The fundamental growth sleeve is tasked to provide up market exposure, the quantitative core sleeve is designed to perform well over a variety of market cycles and the managed volatility sleeve seeks to protect capital in down market periods.

Security selection was the primary driver of outperformance, and sector allocation modestly detracted from returns. Stock picking was positive in the health care, energy and financials sectors, while weak selections in the industrials, information technology and consumer discretionary sectors were partly offsetting. Separately, the underweight to information technology was a drag on performance while an underweight to materials was a slight positive.

A top contributor, Masimo Corp., is a medical technology company that specializes in devices and systems that monitor patient vital signs. The stock rallied as the company delivered strong financial results, which were helped by better-than-expected volumes. The largest absolute detractor was cashless payment technology provider USA Technologies Inc. Share prices were challenged after the company delayed a regulatory filing.

At the end of the period, the Fund was positioned with overweight allocations to the health care, utilities and consumer staples sectors. Industrials was the largest underweight position in the Fund, followed by the real estate and materials sectors.

Outlook

Looking forward, we continue to expect moderate growth from the US economy. Leading economic indicators continue to signal benign conditions and employment metrics remain positive. While key manufacturing and service surveys flash expansionary numbers, the numbers have fallen and signal slowing economic growth. As expected, the Fed held interest rates steady in its June 2019 meeting. Fed Chair Jerome Powell offered dovish commentary that the central bank will act accordingly to sustain the economic expansion. Overall, the Fed’s flexible approach to monetary policy should help stabilize investor appetite for risk assets.

From a bottom-up perspective, consensus analyst estimates continue to show mild earnings contraction for the first half of 2019. However, earnings are expected to improve into the second half of the year. Specific to small cap equities, earnings growth is expected to accelerate into double digits by the end of the year. With the benchmark’s price-to-earnings multiple below historical averages, small-cap equities appear to be trading at reasonable valuations relative to their growth potential.

The Fund combines three unique small-cap strategies in one investment, including a quantitative core, a fundamental growth and a managed volatility sleeve. Each individual small-cap sleeve is managed independently as a standalone portfolio by its respective portfolio management team, providing investors with access to a wide range of small-cap strategies in a single investment. We believe the Fund provides diversification benefits and may help reduce overall portfolio volatility through the combination of three separately managed small-cap portfolios.

52	June 30, 2019 |	Annual Report

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI Small-Cap Fund Class A	–0.62%	7.84%	10.26%
AllianzGI Small-Cap Fund Class A (adjusted)	–6.09%	6.63%	9.23%
AllianzGI Small-Cap Fund Class C	–1.39%	7.03%	9.44%
AllianzGI Small-Cap Fund Class C (adjusted)	–2.28%	7.03%	9.44%
AllianzGI Small-Cap Fund Class P	–0.36%	8.12%	10.54%
AllianzGI Small-Cap Fund Institutional Class	–0.29%	8.22%	10.64%
AllianzGI Small-Cap Fund Class R6	–0.24%	8.27%	10.70%
Russell 2000 Index	–3.31%	7.06%	9.44%
Lipper Small-Cap Core Funds Average	–3.34%	5.67%	8.49%

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.28% for Class A shares, 2.03% for Class C shares, 1.03% for Class P shares, 0.93% for Institutional Class shares and 0.88% for Class R6 shares. Theses ratios do not include an expense reduction, contractually agreed through at least October 31, 2019. The Fund’s expense ratios net of this reduction are 1.18% for Class A shares, 1.93% for Class C shares, 0.93% for Class P shares, 0.83% for Institutional Class shares and 0.78% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of June 30, 2019)

Software	6.8%

Biotechnology	5.7%

Healthcare Equipment & Supplies	5.7%

Thrifts & Mortgage Finance	5.0%

Life Sciences Tools & Services	4.0%

HealthCare Providers & Services	3.9%

Equity Real Estate Investment Trusts (REITS)	3.9%

Electronic Equipment, Instruments & Components	3.6%

Other	59.7%

Cash & Equivalents — Net	1.7%

Annual Report	| June 30, 2019	53

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,177.50	$1,172.80	$1,179.20	$1,179.10	$1,179.70

Expenses Paid During Period	$6.32	$10.34	$4.97	$4.43	$4.16

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,018.99	$1,015.27	$1,020.23	$1,020.73	$1,020.98

Expenses Paid During Period	$5.86	$9.59	$4.61	$4.11	$3.86

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.17% for Class A,1.92% for Class C, 0.92% for Class P, 0.82% for Institutional Class and 0.77% for Class R6), multiplied by the average account value over the period, multiplied by 181 /365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Annual Report	| June 30, 2019	55

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2018 to June 30, 2019, as provided by Huachen Chen, CFA and Walter C. Price, Jr., CFA, Senior Portfolio Managers.

Fund Insights

For the twelve-month period ended June 30, 2019, the Class A Shares at net asset value (“NAV”), of the AllianzGI Technology Fund (the “Fund”) returned 12.40%, underperforming the S&P North American Technology Sector Index (the “benchmark”) which returned 12.73%.

Market Overview

Despite the abrupt sell-off in the final quarter of 2018, sparked by a convergence of multiple headwinds, equities delivered solid gains over the full period. Technology stocks performed particularly well, outperforming the broader market indexes over the period. While global semiconductor and hardware stocks delivered gains in the period, both segments lagged the technology sector due to the ongoing trade tensions between the US and China. Supply chains and end markets are highly connected between the two countries, making the impact more acute for these groups. Software and services stocks held up better given lower exposures to China trade uncertainties and earnings reports that largely supported the view of stable and healthy growth.

Portfolio Review

The Fund has benefited from strong performance among several mid-sized, high-growth software companies including Paycom Software, Okta, and MongoDB. In our opinion, each of these companies continue to see increasing demand for innovative software services as more companies adopt cloud computing and Software-as-a-Service solutions. Additionally, underweight positions in mega cap companies such as Alphabet and Intel helped relative performance.

Conversely, the Fund’s overweight positions in Netapp, Nutanix, and DXC Technologies detracted from relative performance. NetApp and DXC experienced headwinds with sales execution, and Nutanix is working through a business model transition. Other top detractors included underweight positions in Microsoft and Qualcomm. While Microsoft has been among the Fund’s largest holdings, it was underweight relative to the benchmark’s 8.4% position at the end of the period.

The core of our investment process is the identification of major themes impacting the technology sector and investing in the primary beneficiaries/drivers of these trends. We maintain our conviction in the core secular growth names in our portfolio, but we are also attentive to present market conditions and valuations.

Outlook

In our view, the technology sector continues to benefit from strong tailwinds which, we believe, should continue to drive attractive long term appreciation. The digital transformation is the top priority for many companies across the economy, as these technologies are increasingly becoming critical drivers of growth, productivity, and competitive positioning. This transition is a multi-year process, and we believe we are still in the fairly early stages. For the semiconductors and hardware segments, we believe the environment will remain mixed as companies work through production and inventory adjustments amid the trade conflict between the US and China. From a fundamental perspective, these companies are much stronger after years of consolidation, and we expect growth to reaccelerate in 2020. We maintain exposure to companies that we believe will benefit from secular growth themes. Despite periods of volatility driven by geopolitical uncertainty, we expect the broad technology sector to see attractive growth in the future.

We continue to believe the technology sector can provide some of the best absolute and relative return opportunities in the equity markets—especially for bottom-up stock pickers. In our opinion, the growth in technology is coming from the creation of new markets, rather than simply GDP growth. We believe investors need to find companies generating organic growth by creating new markets or effecting significant change on old markets. Industries such as automobiles, advertising, security, retail, and manufacturing are all being shaped and transformed by advances in technology.

We are seeing an ongoing wave of innovation in the sector that we believe has the potential to produce attractive returns for companies with “best-in-class” solutions.

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Unaudited

AllianzGI Technology Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	12.40%	17.38%	18.80%	14.23%
AllianzGI Technology Fund Class A (adjusted)	6.22%	16.06%	18.13%	13.96%
AllianzGI Technology Fund Class C	11.57%	16.51%	17.92%	13.38%
AllianzGI Technology Fund Class C (adjusted)	10.75%	16.51%	17.92%	13.38%
AllianzGI Technology Fund Class P	12.68%	17.68%	19.09%	14.60%
AllianzGI Technology Fund Institutional Class	12.81%	17.80%	19.22%	14.72%
AllianzGI Technology Fund Administrative Class	12.52%	17.50%	18.92%	14.43%
S&P North American Technology Sector Index	12.73%	19.14%	19.12%	11.21%
NASDAQ Composite Index	7.78%	13.97%	17.19%	9.75%
Lipper Global Science & Technology Funds Average	6.35%	16.18%	17.55%	10.22%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.57% for Class A shares, 2.32% for Class C shares, 1.32% for Class P shares, 1.22% for Institutional Class shares and 1.47% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2018, as revised August 30, 2018 and as supplemented to date.

Cumulative Returns Through June 30, 2019

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of June 30, 2019)

Software	33.4%

IT Services	22.9%

Semiconductors & Semiconductor Equipment	10.4%

Interactive Media & Services	9.4%

Internet & Direct Marketing Retail	6.4%

Technology Hardware, Storage & Peripherals	3.2%

Communications Equipment	2.3%

Other	3.1%

Securities Sold Short*	–0.0%

Cash & Equivalents - Net	8.9%

*	Table below details the industry allocation for securities sold short

Industry/Sectors - Securities Sold Short

IT Services	–0.0%

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AllianzGI Technology Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,248.70	$1,244.00	$1,250.00	$1,250.80	$1,249.20

Expenses Paid During Period	$8.70	$12.85	$7.31	$6.75	$8.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Administrative Class

Beginning Account Value (1/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (6/30/19)	$1,017.06	$1,013.34	$1,018.30	$1,018.79	$1,017.55

Expenses Paid During Period	$7.80	$11.53	$6.56	$6.06	$7.30

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.31% for Class P, 1.21% for Institutional Class and 1.46% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Important Information

Share Class (A/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following Funds is the Institutional share class, and the Class A and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (2/91) and AllianzGI Focused Growth (10/90). The oldest share class for AllianzGI Health Sciences was the D share class, and the A and C shares were first offered in 2/02. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap, A and C shares were each first offered in 7/13. For the AllianzGI Income & Growth Fund, Class A and Class C shares were first offered simultaneously with Institutional shares in 2/07.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09. The oldest share classes for AllianzGI Income & Growth are the Institutional, Class A and Class C share classes and the Fund first offered Class R shares in 2/11.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88) and AllianzGI Focused Growth (3/99). The oldest share class for the AllianzGI Health Sciences Fund was the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ International Value (5/10), AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02).

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (12/15), AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13), AllianzGI NFJ Small-Cap Value (12/13), AllianzGI NFJ Mid Cap Value (12/17) and AllianzGI Small-Cap (8/18). For AllianzGI Focused Growth, Class C is the oldest share class and Class R6 shares were first offered in 12/15.

Returns shown in the “Fund Summaries” section of this report measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the fees and expenses paid by the newer class. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

“Cash & Equivalents — Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

60	June 30, 2019 |	Annual Report

Proxy Voting

Allianz Global Investors U.S. LLC (the “Investment Adviser”) has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Investment Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors Distributors LLC website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Website at http://www.sec.gov.

Form N-PORT

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-PORT for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-PORT, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). In addition, the Trust’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s Statement of Additional Information. The Investment Adviser will post each Fund’s holdings information on the Fund’s website at us.allianzgi.com. Each Fund’s website will contain a complete schedule of portfolio holdings as of the relevant month end. The information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end. Portfolio holdings information for each Fund will remain accessible on its website until the Trust files its Form N-CSR, or Form N-PORT for the last month of the Fund’s first or third fiscal quarters, with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of the portfolio holdings are subject to change without notice.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The

Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2019 through June 30, 2019.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by

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Important Information (cont’d)

S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, the Investment Adviser develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Ratings Summaries are unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US Dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities) and debt explicitly guaranteed by the US government.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield and Emerging Markets (EM) Hard Currency High Yield Indices.

ICE BofA Merrill Lynch US High Yield Master II Index	The ICE BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

Chicago Board Options Exchange (CBOE) Volatility Index (VIX)	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

MSCI All Country World ex-USA Index (Also known as MSCI ACWI ex-USA Index)	The MSCI All Country World Index (ACWI) ex-USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Energy Index	The MSCI World Energy Index is designed to capture the large and mid-cap segments across Developed Markets countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard.

MSCI World Health Care Index	The MSCI World Health Care Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Materials Index	The MSCI World Materials Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard.

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Benchmark Descriptions (cont’d)

Index	Description
MSCI World Small-Cap Index	The MSCI World Small-Cap Index captures small-cap representation across Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

NASDAQ Composite Index	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies based on total market capitalization.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index	The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the US equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology and internet-related stocks.

64	June 30, 2019 |	Annual Report

Schedule of Investments

June 30, 2019

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value

Common Stock—92.3%

Brazil—4.3%
Banco do Brasil S.A.	386,000	$5,422,164
Cia de Saneamento Basico do Estado de Sao Paulo ADR	340,700	4,146,319
IRB Brasil Resseguros S.A.	56,800	1,456,998
Porto Seguro S.A.	150,076	2,019,799
Qualicorp Consultoria e Corretora de Seguros S.A.	148,400	887,706
Vale S.A.	186,500	2,516,812

		16,449,798

China—34.1%
Alibaba Group Holding Ltd. ADR (d)	72,800	12,335,960
Anhui Conch Cement Co., Ltd., Class H	1,169,000	7,314,798
Bank of Communications Co., Ltd., Class H	3,434,000	2,607,524
China Merchants Bank Co., Ltd., Class H	1,570,500	7,793,475
China Mobile Ltd.	1,456,000	13,254,930
China Telecom Corp., Ltd., Class H	3,410,000	1,717,098
CNOOC Ltd.	2,690,000	4,588,500
Daqin Railway Co., Ltd., Class A	1,483,600	1,748,677
Industrial & Commercial Bank of China Ltd., Class H	11,955,000	8,726,209
Jiangsu Expressway Co., Ltd., Class H	1,090,000	1,551,292
Kweichow Moutai Co., Ltd., Class A	30,400	4,366,154
Lenovo Group Ltd.	11,200,000	8,671,982
Qudian, Inc. ADR (d)	399,700	2,997,750
RiseSun Real Estate Development Co., Ltd., Class A	3,134,052	4,291,430
Tencent Holdings Ltd.	692,100	31,310,180
Weichai Power Co., Ltd., Class H	4,429,000	7,491,346
Xiamen C & D, Inc.	690,372	893,757
Yum China Holdings, Inc.	102,300	4,726,260
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	3,815,600	2,506,213

		128,893,535

Hong Kong—4.5%
Hang Seng Bank Ltd.	179,200	4,460,374
Link REIT	1,013,500	12,471,530

		16,931,904

India—10.8%
Bajaj Finance Ltd.	69,678	3,719,133
GAIL India Ltd.	410,208	1,852,814
HDFC Bank Ltd. ADR	102,100	13,277,084
Hindustan Unilever Ltd.	107,454	2,785,635
ITC Ltd.	815,856	3,234,607
REC Ltd.	355,430	849,721
Tata Consultancy Services Ltd.	369,505	11,928,000
Tech Mahindra Ltd.	316,687	3,246,695

		40,893,689

	Shares	Value

Indonesia—2.1%
Bank Central Asia Tbk PT	1,977,700	$4,196,828
Bank Rakyat Indonesia Persero Tbk PT	12,510,900	3,862,428

		8,059,256

Korea (Republic of)—9.5%
Kia Motors Corp.	213,508	8,145,078
LG Electronics, Inc.	103,133	7,096,185
Partron Co., Ltd.	238,699	3,674,574
POSCO	22,816	4,843,491
Samsung Electronics Co., Ltd.	180,591	7,353,723
Shinhan Financial Group Co., Ltd.	126,847	4,933,595

		36,046,646

Mexico—2.9%
Grupo Financiero Banorte S.A.B de C.V., Class O	1,873,100	10,879,228

Russian Federation—7.0%
Alrosa PJSC (b)(c)	2,474,700	3,377,025
Lukoil PJSC ADR	200,807	16,871,804
MMC Norilsk Nickel PJSC ADR	269,765	6,075,108

		26,323,937

South Africa—4.9%
AngloGold Ashanti Ltd. ADR	205,400	3,658,174
Exxaro Resources Ltd.	143,171	1,753,173
Impala Platinum Holdings Ltd. (d)	238,406	1,181,444
Kumba Iron Ore Ltd.	27,934	990,299
Nedbank Group Ltd.	62,062	1,116,378
Telkom S.A. SOC Ltd.	1,507,879	9,861,536

		18,561,004

Taiwan—7.3%
Cathay Financial Holding Co., Ltd.	693,000	959,861
Chlitina Holding Ltd.	245,000	2,115,961
CTBC Financial Holding Co., Ltd.	1,315,000	904,209
Hon Hai Precision Industry Co., Ltd.	2,227,000	5,556,174
Radiant Opto-Electronics Corp.	1,004,000	3,374,039
Taiwan Semiconductor Manufacturing Co., Ltd.	945,000	7,227,716
Uni-President Enterprises Corp.	1,232,000	3,281,655
United Microelectronics Corp.	2,053,000	925,001
Zhen Ding Technology Holding Ltd.	1,051,000	3,362,385

		27,707,001

Thailand—2.0%
Charoen Pokphand Foods PCL (b)(c)	6,445,600	5,940,019
Land & Houses PCL (b)(c)	4,574,000	1,656,693

		7,596,712

Turkey—1.4%
KOC Holding AS	288,762	871,429
Turkiye Is Bankasi AS	4,054,911	4,228,789

		5,100,218

	Shares	Value

United Kingdom—0.5%
Mondi PLC	76,199	$1,734,300

United States—1.0%
AutoZone, Inc. (d)	3,600	3,958,092

Total Common Stock (cost—$319,344,327)		349,135,320

Preferred Stock—4.9%

Brazil—3.4%
Banco Bradesco S.A.	628,020	6,172,339
Banco do Estado do Rio Grande do Sul S.A., Class B	270,700	1,674,273
Cia Paranaense de Energia	395,800	5,009,409

		12,856,021

Russian Federation—1.5%
Surgutneftegas PJSC (b)(c)	8,440,857	5,739,783

Total Preferred Stock (cost—$14,094,570)		18,595,804

Exchange-Traded Funds—0.7%
iShares MSCI Emerging Markets Index (cost—$2,869,350)	66,000	2,832,060

	Principal Amount (000s)

Repurchase Agreements—1.6%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $5,998,250; collateralized by U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $6,119,208 including accrued interest

(cost—$5,998,000)	$5,998	5,998,000

Total Investments (cost—$342,306,247) (a)—99.5%		376,561,184

Other assets less liabilities—0.5%		1,798,413

Net Assets—100.0%		$378,359,597

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $246,932,325, representing 65.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $16,713,520, representing 4.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	65

Schedule of Investments

June 30, 2019

Glossary:

ADR—American Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	21.2%
Interactive Media & Services	8.3%
Oil, Gas & Consumable Fuels	7.7%
Metals & Mining	6.0%
Technology Hardware, Storage & Peripherals	4.2%
IT Services	4.0%
Wireless Telecommunication Services	3.5%
Electronic Equipment, Instruments & Components	3.3%
Equity Real Estate Investment Trusts (REITs)	3.3%
Internet & Direct Marketing Retail	3.3%
Diversified Telecommunication Services	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Machinery	2.6%
Food Products	2.4%
Automobiles	2.2%
Construction Materials	1.9%
Household Durables	1.9%
Consumer Finance	1.8%
Real Estate Management & Development	1.6%
Electric Utilities	1.3%
Hotels, Restaurants & Leisure	1.2%
Insurance	1.2%
Beverages	1.2%
Water Utilities	1.1%
Specialty Retail	1.0%
Tobacco	0.9%
Exchange-Traded Funds	0.7%
Household Products	0.7%
Personal Products	0.6%
Gas Utilities	0.5%
Road & Rail	0.5%
Paper & Forest Products	0.5%
Transportation Infrastructure	0.4%
Trading Companies & Distributors	0.2%
Healthcare Providers & Services	0.2%
Industrial Conglomerates	0.2%
Diversified Financial Services	0.2%
Repurchase Agreements	1.6%
Other assets less liabilities	0.5%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value

Common Stock—96.6%

Aerospace & Defense—3.7%
Lockheed Martin Corp.	104,752	$38,081,542

Banks—1.3%
SVB Financial Group (a)	60,635	13,618,015

Beverages—1.0%
Constellation Brands, Inc., Class A	54,088	10,652,091

Biotechnology—1.6%
Vertex Pharmaceuticals, Inc. (a)	90,780	16,647,236

Capital Markets—1.3%
MSCI, Inc.	54,575	13,031,964

Communications Equipment—1.8%
Arista Networks, Inc. (a)	72,340	18,780,911

Construction Materials—2.1%
Vulcan Materials Co.	158,805	21,805,514

Entertainment—0.8%
World Wrestling Entertainment, Inc., Class A	117,910	8,514,281

Healthcare Equipment & Supplies—6.3%
Boston Scientific Corp. (a)	524,230	22,531,405
DexCom, Inc. (a)	70,140	10,509,778
Insulet Corp. (a)	146,305	17,465,891
Intuitive Surgical, Inc. (a)	29,585	15,518,812

		66,025,886

Healthcare Providers & Services—4.8%
Anthem, Inc.	90,600	25,568,226
UnitedHealth Group, Inc.	99,385	24,250,934

		49,819,160

Household Durables—0.6%
Roku, Inc. (a)	64,870	5,875,925

Industrial Conglomerates—1.6%
General Electric Co.	1,574,645	16,533,772

Insurance—1.1%
Progressive Corp.	141,875	11,340,069

Interactive Media & Services—7.7%
Facebook, Inc., Class A (a)	265,685	51,277,205
Tencent Holdings Ltd. ADR	636,880	28,825,189

		80,102,394

Internet & Direct Marketing Retail—8.2%
Amazon.com, Inc. (a)	45,087	85,378,096

IT Services—16.1%
EPAM Systems, Inc. (a)	60,210	10,422,351
Mastercard, Inc., Class A	145,115	38,387,271
Okta, Inc. (a)	87,880	10,854,059
PayPal Holdings, Inc. (a)	333,245	38,143,223
Square, Inc., Class A (a)	232,405	16,856,334
Visa, Inc., Class A	305,325	52,989,154

		167,652,392

Life Sciences Tools & Services—2.8%
Adaptive Biotechnologies Corp. (a)	115,140	5,561,262
Agilent Technologies, Inc.	318,415	23,776,048

		29,337,310

	Shares	Value

Machinery—1.6%
Fortive Corp.	207,670	$16,929,258

Media—1.5%
Comcast Corp., Class A	376,345	15,911,867

Personal Products—1.2%
Estee Lauder Cos., Inc., Class A	66,830	12,237,241

Pharmaceuticals—3.0%
Zoetis, Inc.	278,855	31,647,254

Road & Rail—3.1%
Union Pacific Corp.	189,290	32,010,832

Semiconductors & Semiconductor Equipment—3.6%
Broadcom, Inc.	89,725	25,828,239
ON Semiconductor Corp. (a)	596,720	12,059,711

		37,887,950

Software—12.5%
Crowdstrike Holdings, Inc. (a)	41,920	2,862,717
Microsoft Corp.	545,455	73,069,152
Salesforce.com, Inc. (a)	162,275	24,621,985
ServiceNow, Inc. (a)	106,040	29,115,403

		129,669,257

Specialty Retail—3.2%
Burlington Stores, Inc. (a)	67,545	11,492,782
Home Depot, Inc.	59,328	12,338,444
O’Reilly Automotive, Inc. (a)	25,615	9,460,132

		33,291,358

Technology Hardware, Storage & Peripherals—4.1%
Apple, Inc.	216,705	42,890,253

Total Common Stock (cost—$607,805,842)		1,005,671,828

	Principal Amount (000s)

Repurchase Agreements—3.8%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $39,630,651; collateralized by U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $40,423,396 including accrued interest

(cost—$39,629,000)	$39,629	39,629,000

Total Investments (cost—$647,434,842)—100.4%		1,045,300,828

Liabilities in excess of other assets—(0.4)%		(3,917,039)

Net Assets—100.0%		$1,041,383,789

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

66	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

AllianzGI Global Natural Resources Fund

	Shares	Value

Common Stock—95.9%

Australia—5.2%
BHP Group Ltd.	18,805	$546,634
South32 Ltd.	40,170	90,046

		636,680

Canada—5.2%
Enbridge, Inc.	3,680	132,919
Nutrien Ltd.	3,046	162,936
Suncor Energy, Inc.	7,438	232,020
TC Energy Corp.	2,150	106,585

		634,460

Denmark—0.6%
Vestas Wind Systems A/S	905	78,403

France—4.9%
Air Liquide S.A.	1,250	174,835
Total S.A.	7,472	419,133

		593,968

Germany—2.4%
BASF SE	1,915	139,315
HeidelbergCement AG	1,855	150,116

		289,431

Japan—0.9%
Shin-Etsu Chemical Co., Ltd.	1,200	112,274

Spain—0.7%
Siemens Gamesa Renewable Energy S.A.	5,255	87,343

United Kingdom—13.5%
BP PLC	58,432	407,082
Rio Tinto PLC	7,804	483,013
Royal Dutch Shell PLC, Class A	13,724	447,918
Royal Dutch Shell PLC, Class B	9,760	319,803

		1,657,816

United States—62.5%
Air Products & Chemicals, Inc.	1,570	355,401
Cabot Oil & Gas Corp.	3,530	81,049
CF Industries Holdings, Inc.	1,535	71,700
Chevron Corp.	6,015	748,506
Concho Resources, Inc. (b)	1,325	136,713
ConocoPhillips	4,895	298,595
Continental Resources, Inc. (c)	5,740	241,597
Devon Energy Corp.	2,035	58,038
Diamondback Energy, Inc.	2,810	306,206
Ecolab, Inc. (b)	1,985	391,918
EOG Resources, Inc.	3,535	329,321
Exxon Mobil Corp.	10,815	828,753
FMC Corp.	1,655	137,282
Hess Corp.	2,020	128,411
Kansas City Southern	880	107,202
Kinder Morgan, Inc.	12,875	268,830
Linde PLC	1,865	374,492
LyondellBasell Industries NV, Class A	1,425	122,735
Marathon Oil Corp.	11,200	159,152
Marathon Petroleum Corp.	4,340	242,519
Occidental Petroleum Corp.	2,395	120,421
ONEOK, Inc.	2,910	200,237
Parsley Energy, Inc., Class A (c)	7,380	140,294
Phillips 66	1,430	133,762
Pioneer Natural Resources Co.	1,608	247,407
Schlumberger Ltd.	7,390	293,679
Sherwin-Williams Co.	245	112,281
Union Pacific Corp.	725	122,605
Valero Energy Corp.	4,320	369,835
Vulcan Materials Co.	1,065	146,235

	Shares	Value
Williams Cos., Inc.	10,825	$303,533
WPX Energy, Inc. (c)	5,360	61,694

		7,640,403

Total Common Stock (cost—$11,053,492)		11,730,778

Exchange-Traded Funds—3.4%
Invesco Solar	4,865	137,534
VanEck Vectors Gold Miners	10,545	269,530

Total Exchange-Traded Funds (cost—$325,938)		407,064

Total Investments (cost—$11,379,430) (a)—99.3%		12,137,842

Other assets less liabilities—0.7%		91,356

Net Assets—100.0%		$12,229,198

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $3,455,915, representing 28.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written. There were no open options written outstanding at June 30, 2019, however the Fund had securities segregated as collateral for any transactions in the future.

(c) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	61.0%
Chemicals	17.6%
Metals & Mining	9.2%
Exchange-Traded Funds	3.4%
Construction Materials	2.4%
Energy Equipment & Services	2.4%
Road & Rail	1.9%
Electrical Equipment	1.4%
Other assets less liabilities	0.7%

100.0%

AllianzGI Global Small-Cap Fund

	Shares	Value

Common Stock—94.7%

Australia—2.3%
ALS Ltd.	54,115	$279,560
Austal Ltd.	117,502	282,113
Bapcor Ltd.	44,700	175,475
Charter Hall Retail REIT	99,249	304,806
Downer EDI Ltd.	67,713	329,385
Growthpoint Properties Australia Ltd. REIT (c)(d)(e)	15,921	46,051
Growthpoint Properties Australia Ltd. REIT	20,100	58,169
GUD Holdings Ltd.	39,130	275,543
NEXTDC Ltd. (e)	55,644	253,998
Nine Entertainment Co., Holdings Ltd.	174,118	230,019
Reliance Worldwide Corp. Ltd.	70,800	175,195
Santos Ltd.	17,545	87,594
Seven Group Holdings Ltd.	19,100	248,894
WorleyParsons Ltd.	30,000	311,859

		3,058,661

Austria—1.7%
ANDRITZ AG	14,594	549,447
Schoeller-Bleckmann Oilfield Equipment AG	2,474	210,082
UNIQA Insurance Group AG	79,964	745,147
Wienerberger AG	31,260	771,343

		2,276,019

Denmark—2.0%
Ambu A/S, Class B	27,051	439,748
FLSmidth & Co. A/S	16,056	727,527
ISS A/S	23,296	704,303
SimCorp A/S	8,804	852,245

		2,723,823

Finland—0.4%
Huhtamaki Oyj	11,510	473,370

France—2.4%
Ingenico Group S.A.	9,950	880,588
Korian S.A.	20,167	767,114
Nexity S.A.	17,458	754,408
Sartorius Stedim Biotech	4,708	742,372

		3,144,482

Germany—3.1%
alstria office REIT-AG	51,892	840,251
Bechtle AG	7,271	836,788
CANCOM SE	16,989	901,753
Hella GmbH & Co. KGaA	15,697	773,444
TLG Immobilien AG	26,315	770,512

		4,122,748

Hong Kong—0.1%
Techtronic Industries Co., Ltd.	25,000	191,521

Indonesia—0.2%
Bank Tabungan Negara Persero Tbk PT	485,600	84,597
Jasa Marga Persero Tbk PT	587,600	237,955

		322,552

Italy—1.0%
Buzzi Unicem SpA	36,604	743,202
De’ Longhi SpA	27,842	563,490

		1,306,692

Japan—9.5%
Anritsu Corp.	25,500	444,653
Azbil Corp.	28,000	685,638

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	67

Schedule of Investments

June 30, 2019

	Shares	Value
COMSYS Holdings Corp.	38,800	$985,961
Fuji Electric Co., Ltd.	5,900	204,475
Fuji Oil Holdings, Inc.	5,400	162,896
Hitachi Transport System Ltd.	24,600	800,262
Horiba Ltd.	2,900	150,458
Ichigo, Inc.	85,000	250,231
Itochu Techno-Solutions Corp.	30,200	776,389
KH Neochem Co., Ltd.	14,100	346,726
Kobe Bussan Co., Ltd.	6,800	330,536
Lion Corp.	33,500	624,952
Maruwa Co., Ltd.	11,600	637,113
Mitsubishi UFJ Lease & Finance Co., Ltd.	167,300	889,022
Nippon Shinyaku Co., Ltd.	11,200	792,851
Nishio Rent All Co., Ltd.	15,900	450,206
Oji Holdings Corp.	82,200	476,152
Okamura Corp.	23,400	234,306
Penta-Ocean Construction Co., Ltd.	80,000	393,150
Rengo Co., Ltd.	96,700	778,533
Ship Healthcare Holdings, Inc.	15,200	657,565
Sojitz Corp.	109,100	351,103
THK Co., Ltd.	9,900	238,129
Tokyu Fudosan Holdings Corp.	118,700	656,911
Ube Industries Ltd.	21,200	441,063

		12,759,281

Netherlands—1.1%
ASM International NV	11,522	747,807
ASR Nederland NV	18,141	737,093

		1,484,900

Norway—1.0%
Elkem ASA (a)	217,069	612,776
Storebrand ASA	99,579	732,903

		1,345,679

Singapore—0.7%
Frasers Centrepoint Trust	178,500	343,016
Mapletree Commercial Trust REIT	175,900	271,803
Mapletree Industrial Trust REIT	158,000	261,674

		876,493

Sweden—0.7%
AAK AB	48,111	912,375

Switzerland—2.3%
Galenica AG (a)(e)	16,205	814,289
Georg Fischer AG	653	624,662
Interroll Holding AG	357	897,803
OC Oerlikon Corp. AG	56,915	695,491

		3,032,245

Taiwan—0.1%
Merry Electronics Co., Ltd.	33,000	180,205

Thailand—0.2%
Amata Corp. PCL (c)(d)	323,000	257,201

United Kingdom—6.1%
ASOS PLC (e)	12,838	416,668
Auto Trader Group PLC (a)	104,539	728,090
Derwent London PLC REIT	18,173	719,664
Genus PLC	24,368	820,703
HomeServe PLC	53,813	810,909
Howden Joinery Group PLC	113,993	733,629
Intermediate Capital Group PLC	49,462	867,593
Moneysupermarket.com Group PLC	168,243	881,350
Rotork PLC	194,312	781,173

	Shares	Value
Spectris PLC	21,938	$801,330
Tullow Oil PLC	231,600	619,564

		8,180,673

United States—59.8%
Acacia Communications, Inc. (e)	18,223	859,397
Addus HomeCare Corp. (e)	16,038	1,202,048
Air Transport Services Group, Inc. (e)	53,318	1,300,959
Alteryx, Inc., Class A (e)	8,200	894,784
Americold Realty Trust REIT	46,462	1,506,298
Ameris Bancorp	23,168	907,954
ANGI Homeservices, Inc., Class A (e)	54,548	709,669
Axon Enterprise, Inc. (e)	15,155	973,103
Bio-Rad Laboratories, Inc., Class A (e)	2,206	689,574
Bluebird Bio, Inc. (e)	1,320	167,904
Bright Horizons Family Solutions, Inc. (e)	6,739	1,016,713
Brink’s Co.	11,070	898,663
Brown & Brown, Inc.	39,045	1,308,007
CBIZ, Inc. (e)	46,335	907,703
CenterState Bank Corp.	34,970	805,359
Charles River Laboratories International, Inc. (e)	3,795	538,511
Chart Industries, Inc. (e)	15,391	1,183,260
Churchill Downs, Inc.	6,676	768,207
Columbus McKinnon Corp.	16,797	704,970
Dine Brands Global, Inc.	10,586	1,010,645
eHealth, Inc. (e)	9,136	786,610
Equity LifeStyle Properties, Inc. REIT	8,843	1,073,010
Essent Group Ltd. (e)	21,885	1,028,376
Etsy, Inc. (e)	11,661	715,636
First Industrial Realty Trust, Inc. REIT	39,041	1,434,366
First Merchants Corp.	18,812	712,975
Five9, Inc. (e)	12,216	626,559
Fluidigm Corp. (e)	60,734	748,243
Fox Factory Holding Corp. (e)	11,487	947,792
Freshpet, Inc. (e)	24,689	1,123,596
Hanover Insurance Group, Inc.	10,321	1,324,184
Harsco Corp. (e)	24,782	680,018
HEICO Corp., Class A	10,167	1,050,963
Horizon Therapeutics PLC (e)	42,530	1,023,272
HubSpot, Inc. (e)	3,973	677,476
Ingevity Corp. (e)	12,252	1,288,543
Insperity, Inc.	10,360	1,265,370
Invitae Corp. (e)	30,127	707,985
Kilroy Realty Corp. REIT	15,019	1,108,552
Kinsale Capital Group, Inc.	15,908	1,455,264
Kratos Defense & Security Solutions, Inc. (e)	43,433	994,181
LendingTree, Inc. (e)	1,941	815,278
LHC Group, Inc. (e)	8,781	1,050,032
Lincoln Electric Holdings, Inc.	10,360	852,835
LivePerson, Inc. (e)	34,315	962,193
LiveRamp Holdings, Inc. (e)	10,188	493,914
LPL Financial Holdings, Inc.	18,263	1,489,713
Madison Square Garden Co., Class A (e)	4,347	1,216,899
Medifast, Inc.	4,185	536,936
Mercury Systems, Inc. (e)	11,061	778,141
Merit Medical Systems, Inc. (e)	21,765	1,296,323
MKS Instruments, Inc.	9,826	765,347
Monolithic Power Systems, Inc.	3,731	506,595

	Shares	Value
Natera, Inc. (e)	38,984	$1,075,179
Neurocrine Biosciences, Inc. (e)	3,829	323,282
Nexstar Media Group, Inc., Class A	10,819	1,092,719
Ollie’s Bargain Outlet Holdings, Inc. (e)	5,485	477,798
Omnicell, Inc. (e)	9,085	781,583
Perficient, Inc. (e)	26,967	925,507
Performance Food Group Co. (e)	17,040	682,111
Pluralsight, Inc., Class A (e)	34,230	1,037,854
Pool Corp.	2,949	563,259
PRA Health Sciences, Inc. (e)	9,313	923,384
ProPetro Holding Corp. (e)	46,173	955,781
Quanterix Corp. (e)	12,649	427,410
R1 RCM, Inc. (e)	112,297	1,412,696
Rapid7, Inc. (e)	11,620	672,101
REGENXBIO, Inc. (e)	9,688	497,673
Rosetta Stone, Inc. (e)	34,292	784,601
Sage Therapeutics, Inc. (e)	2,656	486,287
Sarepta Therapeutics, Inc. (e)	4,138	628,769
Semtech Corp. (e)	14,715	707,056
Simply Good Foods Co. (e)	52,523	1,264,754
STAG Industrial, Inc. REIT	51,154	1,546,897
Strategic Education, Inc.	5,103	908,334
Tandem Diabetes Care, Inc. (e)	15,046	970,768
TechTarget, Inc. (e)	24,773	526,426
Teladoc Health, Inc. (e)	10,115	671,737
Tetra Tech, Inc.	11,448	899,240
TPI Composites, Inc. (e)	24,905	615,652
Vericel Corp. (e)	22,070	416,902
Verint Systems, Inc. (e)	18,941	1,018,647
Vonage Holdings Corp. (e)	56,028	634,797
Western Alliance Bancorp (e)	18,893	844,895
WEX, Inc. (e)	5,525	1,149,753
WPX Energy, Inc. (e)	74,038	852,177
YETI Holdings, Inc. (e)	43,721	1,265,723
Zendesk, Inc. (e)	6,018	535,783
Zix Corp. (e)	97,570	886,911
Zynga, Inc., Class A (e)	112,080	687,050

		80,042,401

Total Common Stock (cost—$106,378,340)		126,691,321

Preferred Stock—0.5%

Germany—0.5%
Jungheinrich AG (cost—$660,483)	21,848	674,411

	Principal Amount (000s)

Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $4,336,181; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $4,423,069 including accrued interest
(cost—$4,336,000)	$4,336	4,336,000

Total Investments (cost—$111,374,823) (b)—98.4%		131,701,732

Other assets less liabilities—1.6%		2,190,075

Net Assets—100.0%		$133,891,807

68	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,155,155, representing 1.6% of net assets.

(b) Securities with an aggregate value of $42,652,007, representing 31.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $303,252, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Equity Real Estate Investment Trusts (REITs)	7.1%
Machinery	6.6%
Software	6.1%
Insurance	5.3%
Healthcare Providers & Services	4.4%
IT Services	4.0%
Biotechnology	3.8%
Aerospace & Defense	3.1%
Life Sciences Tools & Services	3.0%
Commercial Services & Supplies	2.9%
Electronic Equipment, Instruments & Components	2.8%
Food Products	2.6%
Banks	2.5%
Semiconductors & Semiconductor Equipment	2.0%
Healthcare Equipment & Supplies	2.0%
Real Estate Management & Development	2.0%
Chemicals	2.0%
Entertainment	2.0%
Professional Services	1.8%
Capital Markets	1.8%
Internet & Direct Marketing Retail	1.5%
Auto Components	1.5%
Diversified Consumer Services	1.4%
Media	1.4%
Thrifts & Mortgage Finance	1.4%
Pharmaceuticals	1.4%
Trading Companies & Distributors	1.3%
Hotels, Restaurants & Leisure	1.3%
Oil, Gas & Consumable Fuels	1.2%
Construction Materials	1.1%
Energy Equipment & Services	1.1%
Healthcare Technology	1.1%
Interactive Media & Services	1.1%
Construction & Engineering	1.0%
Air Freight & Logistics	1.0%
Leisure Equipment & Products	0.9%
Containers & Packaging	0.9%
Food & Staples Retailing	0.8%
Diversified Financial Services	0.7%
Communications Equipment	0.6%
Electrical Equipment	0.6%
Road & Rail	0.6%
Distributors	0.6%
Diversified Telecommunication Services	0.5%
Household Products	0.5%
Household Durables	0.4%
Personal Products	0.4%
Multi-Line Retail	0.4%
Paper & Forest Products	0.4%
Transportation Infrastructure	0.2%
Building Products	0.1%
Repurchase Agreements	3.2%
Other assets less liabilities	1.6%

100.0%

AllianzGI Health Sciences Fund

	Shares	Value

Common Stock—97.9%

Biotechnology—15.3%
AbbVie, Inc.	41,000	$2,981,520
Alexion Pharmaceuticals, Inc. (d)	6,910	905,072
Amarin Corp. PLC ADR (d)	32,710	634,247
Arena Pharmaceuticals, Inc. (d)	10,090	591,577
Argenx SE ADR (d)	4,150	587,557
Ascendis Pharma A/S ADR (d)	3,600	414,540
BioMarin Pharmaceutical, Inc. (d)	21,909	1,876,506
Bluebird Bio, Inc. (d)	2,625	333,900
Celgene Corp. (d)	21,180	1,957,879
CytomX Therapeutics, Inc. (d)	16,559	185,792
Exact Sciences Corp. (d)	5,100	602,004
Gilead Sciences, Inc.	49,396	3,337,194
Heron Therapeutics, Inc. (d)	39,355	731,609
Insmed, Inc. (d)	26,215	671,104
Invitae Corp. (d)	24,557	577,089
Iovance Biotherapeutics, Inc. (d)	28,715	704,092
Neurocrine Biosciences, Inc. (d)	12,325	1,040,600
Sage Therapeutics, Inc. (d)	5,960	1,091,216
Sarepta Therapeutics, Inc. (d)	5,100	774,945
uniQure NV (d)	3,000	234,450
Vertex Pharmaceuticals, Inc. (d)	19,245	3,529,148

		23,762,041

Healthcare Equipment & Supplies—20.9%
Abbott Laboratories	67,098	5,642,942
ABIOMED, Inc. (d)	4,155	1,082,336
Alcon, Inc. (d)	32,875	2,039,894
Align Technology, Inc. (d)	2,285	625,405
Becton Dickinson and Co.	12,845	3,237,068
Boston Scientific Corp. (d)	115,157	4,949,448
DENTSPLY SIRONA, Inc.	6,970	406,769
DexCom, Inc. (d)	10,220	1,531,365
Edwards Lifesciences Corp. (d)	2,190	404,581
Haemonetics Corp. (d)	10,630	1,279,214
Insulet Corp. (d)	9,955	1,188,428
Intuitive Surgical, Inc. (d)	7,855	4,120,340
Quotient Ltd. (d)	150,789	1,409,877
Vapotherm, Inc. (d)	54,255	1,247,865
Wright Medical Group NV (d)	37,125	1,107,067
Zimmer Biomet Holdings, Inc.	18,795	2,212,923

		32,485,522

Healthcare Providers & Services—14.0%
Anthem, Inc.	16,265	4,590,146
CVS Health Corp.	56,470	3,077,050
Humana, Inc.	16,260	4,313,778
UnitedHealth Group, Inc.	38,801	9,467,832
WellCare Health Plans, Inc. (d)	1,515	431,881

		21,880,687

Life Sciences Tools & Services—7.1%
Adaptive Biotechnologies Corp. (d)	28,150	1,359,645
Agilent Technologies, Inc.	42,955	3,207,450
Bio-Rad Laboratories, Inc., Class A (d)	2,505	783,038
Illumina, Inc. (d)	7,945	2,924,952
PerkinElmer, Inc.	8,475	816,482

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	69

Schedule of Investments

June 30, 2019

	Shares	Value
Thermo Fisher Scientific, Inc.	6,540	$1,920,667

		11,012,234

Pharmaceuticals—40.6%
AIT Therapeutics, Inc. (d)	123,899	687,640
Allergan PLC	11,161	1,868,686
Aratana Therapeutics, Inc. (d)	38,000	196,080
AstraZeneca PLC ADR	197,615	8,157,547
Bayer AG	25,485	1,767,647
Bristol-Myers Squibb Co.	125,010	5,669,204
Catalent, Inc. (d)	30,330	1,644,189
Dermira, Inc. (d)	55,990	535,264
Elanco Animal Health, Inc. (d)	85,365	2,885,337
Horizon Therapeutics PLC (d)	56,535	1,360,232
Johnson & Johnson	36,007	5,015,055
Merck & Co., Inc.	120,262	10,083,969
Mylan NV (d)	47,231	899,278
Novartis AG ADR	100,388	9,166,428
Pfizer, Inc.	67,619	2,929,255
Sanofi ADR	121,365	5,251,464
Takeda Pharmaceutical Co., Ltd. (d)	44,200	1,572,319
Zoetis, Inc.	29,990	3,403,565

		63,093,159

Total Common Stock (cost—$130,867,839)		152,233,643

	Units

Warrants—0.2%

Pharmaceuticals—0.2%
AIT Therapeutics, Inc., (b)(c)(d) (cost—$1,239)	123,899	184,981

	Principal Amount (000s)

Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $3,619,151; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $3,691,941 including accrued interest
(cost—$3,619,000)	$3,619	3,619,000

Total Investments (cost—$134,488,078) (a)—100.4%		156,037,624

Liabilities in excess of other assets—(0.4)%		(549,057)

Net Assets—100.0%		$155,488,567

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $3,339,966, representing 2.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $184,981, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Income & Growth Fund

	Shares	Value

Common Stock—32.9%

Advertising—0.0%
Mood Media Corp. (d)(f)(k)	286,500	$266,445

Aerospace & Defense—1.1%
Arconic, Inc.	286,070	7,386,327
Boeing Co. (g)	65,500	23,842,655
Erickson, Inc. (d)(f)(k)	10,866	272,411
Raytheon Co.	96,400	16,762,032

		48,263,425

Apparel & Textiles—0.0%
Quiksilver, Inc. (d)(f)(k)	2,328	44,930

Automobiles—0.3%
Ford Motor Co.	1,199,700	12,272,931

Banks—1.1%
Bank of America Corp.	676,900	19,630,100
CCF Holdings LLC, Class A (cost—$0; purchased 12/18/18) (d)(f)(i)(k)	31,304	3
CCF Holdings LLC, Class B (cost—$0; purchased 12/12/18) (d)(f)(h)(i)(k)	42,857	4
JPMorgan Chase & Co. (g)	274,100	30,644,380

		50,274,487

Beverages—0.3%
PepsiCo, Inc.	120,300	15,774,939

Biotechnology—1.4%
AbbVie, Inc.	215,900	15,700,248
Biogen, Inc. (k)	29,700	6,945,939
BioMarin Pharmaceutical, Inc. (k)	3,926	336,262
Gilead Sciences, Inc.	239,250	16,163,730
Vertex Pharmaceuticals, Inc. (g)(k)	119,700	21,950,586

		61,096,765

Building Products—0.3%
Johnson Controls International PLC	370,382	15,300,480
Resideo Technologies, Inc. (k)	11,016	241,471

		15,541,951

Capital Markets—0.3%
S&P Global, Inc. (g)	62,100	14,145,759

Chemicals—0.3%
Chemours Co.	238,400	5,721,600
Corteva, Inc. (k)	59,533	1,760,391
Dow, Inc. (k)	59,533	2,935,572
DuPont de Nemours, Inc.	59,533	4,469,142

		14,886,705

Commercial Services—0.0%
Cenveo Corp. (d)(f)(k)	19,074	576,798

Commercial Services & Supplies—0.1%
Stericycle, Inc. (k)	66,843	3,191,753

Communications Equipment—0.6%
Cisco Systems, Inc.	535,600	29,313,388

Construction & Engineering—0.2%
Fluor Corp.	209,800	7,068,162

70	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

	Shares	Value

Diversified Telecommunication Services—0.0%
Frontier Communications Corp. (k)	210,781	$368,867

Energy Equipment & Services—0.2%
National Oilwell Varco, Inc.	145,600	3,236,688
Schlumberger Ltd.	172,400	6,851,176

		10,087,864

Entertainment—1.6%
Netflix, Inc. (k)	83,100	30,524,292
Take-Two Interactive Software, Inc. (g)(k)	139,700	15,860,141
Walt Disney Co. (g)	201,300	28,109,532

		74,493,965

Food & Staples Retailing—1.3%
Costco Wholesale Corp.	120,400	31,816,904
Kroger Co.	472,000	10,247,120
Walgreens Boots Alliance, Inc.	286,600	15,668,422

		57,732,446

Food Products—0.1%
Archer-Daniels-Midland Co.	159,650	6,513,720

Healthcare Equipment & Supplies—1.5%
Align Technology, Inc. (k)	73,900	20,226,430
Boston Scientific Corp. (k)	611,600	26,286,568
Intuitive Surgical, Inc. (k)	41,800	21,926,190

		68,439,188

Healthcare Providers & Services—1.1%
Laboratory Corp. of America Holdings (k)	49,000	8,472,100
McKesson Corp.	114,300	15,360,777
UnitedHealth Group, Inc.	106,600	26,011,466

		49,844,343

Hotels, Restaurants & Leisure—1.2%
McDonald’s Corp.	112,000	23,257,920
Starbucks Corp. (g)	239,300	20,060,519
Wynn Resorts Ltd.	76,700	9,510,033

		52,828,472

Household Durables—0.3%
DR Horton, Inc. (g)	320,000	13,801,600

Independent Power Producers & Energy Traders—0.1%
Vistra Energy Corp.	144,101	3,262,447

Industrial Conglomerates—0.8%
3M Co.	50,100	8,684,334
General Electric Co.	326,200	3,425,100
Honeywell International, Inc. (g)	131,500	22,958,585

		35,068,019

Insurance—0.4%
Progressive Corp.	229,700	18,359,921

Interactive Media & Services—1.7%
Alphabet, Inc., Class A (g)(k)	34,800	37,681,440
Facebook, Inc., Class A (g)(k)	211,800	40,877,400

		78,558,840

Internet & Direct Marketing Retail—1.5%
Alibaba Group Holding Ltd. ADR (k)	142,081	24,075,626
Amazon.com, Inc. (k)	23,600	44,689,668

		68,765,294

	Shares	Value

IT Services—2.5%
Fiserv, Inc. (g)(k)	217,500	$19,827,300
International Business Machines Corp.	92,200	12,714,380
Mastercard, Inc., Class A	42,200	11,163,166
PayPal Holdings, Inc. (k)	195,200	22,342,592
Visa, Inc., Class A	262,000	45,470,100

		111,517,538

Machinery—1.0%
Caterpillar, Inc.	202,500	27,598,725
Deere & Co. (g)	111,900	18,542,949
Wabtec Corp.	1,752	125,724

		46,267,398

Media—0.4%
Comcast Corp., Class A	437,700	18,505,956
LiveStyle, Inc. (a)(d)(f)(h)(k)(l)	202,319	20
Postmedia Network Canada Corp. (d)(f)(k)	1,018,823	1,018,823

		19,524,799

Metals & Mining—0.1%
ArcelorMittal	180,611	3,256,416
Freeport-McMoRan, Inc.	113,100	1,313,091

		4,569,507

Multi-Line Retail—0.3%
Target Corp. (g)	166,700	14,437,887

Oil, Gas & Consumable Fuels—0.9%
Arch Coal, Inc., Class A	1,858	175,042
Chesapeake Energy Corp. (k)	1,250,759	2,438,980
Hercules Offshore, Inc. (d)(f)(k)	174,935	18
Hess Corp.	29,237	1,858,596
Kinder Morgan, Inc.	187,778	3,920,805
Occidental Petroleum Corp.	229,700	11,549,316
Riviera Resources, Inc. (k)	25,527	324,193
Roan Resources, Inc. (k)	25,527	44,417
Southwestern Energy Co. (k)	508,010	1,605,312
Talos Energy, Inc. (k)	98,625	2,371,931
Valero Energy Corp.	171,200	14,656,432
Vanguard Natural Resources, Inc. (k)	12,187	119

		38,945,161

Pharmaceuticals—1.1%
Allergan PLC	99,241	16,615,921
Bristol-Myers Squibb Co.	242,700	11,006,445
Merck & Co., Inc.	238,200	19,973,070
Teva Pharmaceutical Industries Ltd. ADR (k)	248,006	2,289,095

		49,884,531

Road & Rail—0.3%
Union Pacific Corp. (g)	87,500	14,797,125

Semiconductors—0.0%
GT Advanced Technologies, Inc. (d)(f)(k)	537	—	†

Semiconductors & Semiconductor Equipment—2.5%
Broadcom, Inc. (g)	84,700	24,381,742
Marvell Technology Group Ltd.	523,300	12,491,171
Micron Technology, Inc. (k)	491,800	18,978,562

	Shares	Value
NVIDIA Corp.	116,800	$19,182,064
QUALCOMM, Inc.	185,700	14,126,199
Texas Instruments, Inc.	189,100	21,701,116

		110,860,854

Software—3.5%
Adobe, Inc. (g)(k)	129,900	38,275,035
Intuit, Inc. (g)	56,800	14,843,544
Microsoft Corp. (g)	368,100	49,310,676
Salesforce.com, Inc. (k)	140,300	21,287,719
ServiceNow, Inc. (k)	86,200	23,667,934
Workday, Inc., Class A (g)(k)	55,900	11,491,922

		158,876,830

Specialty Retail—0.6%
Home Depot, Inc. (g)	140,800	29,282,176

Technology Hardware, Storage & Peripherals—1.3%
Apple, Inc. (g)	227,200	44,967,424
NetApp, Inc.	196,300	12,111,710
Western Digital Corp.	1,953	92,865

		57,171,999

Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc., Class B (g)	244,600	20,534,170

Trading Companies & Distributors—0.1%
WESCO International, Inc. (k)	54,455	2,758,146

Total Common Stock (cost—$1,828,074,060)		1,490,271,545

	Principal Amount (000s)

Corporate Bonds & Notes—31.0%

Advertising—0.0%
Mood Media Borrower LLC,
9.25%, 12/31/23	$1,164	1,699,423

Aerospace & Defense—0.6%
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	5,660	6,098,650
TransDigm, Inc.,
6.50%, 7/15/24	5,000	5,081,250
6.50%, 5/15/25	11,545	11,718,175
Triumph Group, Inc.,
7.75%, 8/15/25	5,855	5,679,350

		28,577,425

Auto Components—0.9%
Adient U.S. LLC (a)(b),
7.00%, 5/15/26	7,210	7,426,300
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	4,808	4,904,160
Delphi Technologies PLC (a)(b),
5.00%, 10/1/25	8,155	7,278,338
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26	8,985	8,883,919
Panther BF Aggregator 2 L.P. (a)(b),
8.50%, 5/15/27	10,895	11,249,087

		39,741,804

Auto Manufacturers—0.5%
Navistar International Corp. (a)(b),
6.625%, 11/1/25	10,715	11,277,537
Tesla, Inc. (a)(b),
5.30%, 8/15/25	12,230	10,777,688

		22,055,225

Banks—0.1%
CIT Group, Inc.,
6.125%, 3/9/28	5,640	6,429,600

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	71

Schedule of Investments

June 30, 2019

	Principal Amount (000s)	Value

Building Materials—0.3%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	$7,415	$7,670,224
Jeld-Wen, Inc. (a)(b),
4.875%, 12/15/27	4,635	4,495,950

		12,166,174

Chemicals—1.0%
Chemours Co.,
6.625%, 5/15/23	7,000	7,266,840
7.00%, 5/15/25	4,115	4,310,463
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	6,865	6,985,137
Olin Corp.,
5.00%, 2/1/30	8,130	8,069,025
PQ Corp. (a)(b),
5.75%, 12/15/25	3,100	3,150,375
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	5,645	5,461,537
Tronox Finance PLC (a)(b),
5.75%, 10/1/25	5,510	5,365,363
Tronox, Inc. (a)(b),
6.50%, 4/15/26	5,835	5,796,839

		46,405,579

Commercial Services—1.7%
Ashtead Capital, Inc. (a)(b),
5.25%, 8/1/26	4,370	4,584,527
Cardtronics, Inc. (a)(b),
5.50%, 5/1/25	2,490	2,490,000
Cenveo Corp. (a)(b)(c)(d)(f),
6.00%, 5/15/24 (cost—$9,355,515; purchased 3/22/12-3/11/16) (i)	8,116	446,380
8.50%, 9/15/22	1,520	30,400
Gartner, Inc. (a)(b),
5.125%, 4/1/25	7,980	8,250,602
Herc Holdings, Inc. (a)(b),
5.50%, 7/15/27	10,005	10,092,544
Hertz Corp. (a)(b),
5.50%, 10/15/24	5,215	5,007,965
7.625%, 6/1/22	5,820	6,052,800
Laureate Education, Inc. (a)(b),
8.25%, 5/1/25	8,795	9,652,512
Monitronics International, Inc. (c),
9.125%, 4/1/20	6,450	419,250
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	3,195,000
7.00%, 2/15/22	5,500	5,582,500
United Rentals North America, Inc.,
5.25%, 1/15/30	9,260	9,537,800
5.50%, 7/15/25	8,930	9,320,687

		74,662,967

Computers—0.4%
Dell International LLC (a)(b),
7.125%, 6/15/24	7,485	7,902,135
DynCorp International, Inc., PIK 1.50%,
11.875%, 11/30/20	713	724,163
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	7,380	7,213,950

		15,840,248

Containers & Packaging—0.2%
Berry Global Escrow Corp. (a)(b),
5.625%, 7/15/27	9,855	10,273,837

Distribution/Wholesale—0.4%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	9,845	10,162,501

	Principal Amount (000s)	Value
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	$6,525	$6,671,813

		16,834,314

Diversified Financial Services—1.4%
Ally Financial, Inc.,
5.75%, 11/20/25	5,675	6,298,682
8.00%, 3/15/20	2,995	3,103,569
CCF Holdings LLC, PIK 10.75% (a)(b)(c)(d)(f),
10.75%, 12/15/23	10,199	3,683,024
Community Choice Financial Issuer LLC (cost—$12,000,000; purchased 9/6/18) (a)(b)(i),
9.00%, 6/15/23	12,000	12,015,000
Navient Corp.,
6.75%, 6/15/26	10,370	10,784,800
7.25%, 9/25/23	5,435	5,822,244
Springleaf Finance Corp.,
6.625%, 1/15/28	9,660	10,167,150
8.25%, 10/1/23	8,080	9,405,120

		61,279,589

Electric Utilities—0.4%
Calpine Corp.,
5.75%, 1/15/25	6,140	6,116,975
NRG Energy, Inc.,
5.75%, 1/15/28	9,190	9,890,737
Talen Energy Supply LLC,
6.50%, 6/1/25	3,365	2,835,013

		18,842,725

Electrical Equipment—0.1%
Energizer Holdings, Inc. (a)(b),
7.75%, 1/15/27	3,820	4,144,051

Electronic Equipment, Instruments & Components—0.2%
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	9,890	10,038,350

Engineering & Construction—0.6%
AECOM,
5.125%, 3/15/27	2,125	2,220,625
5.875%, 10/15/24	8,550	9,291,712
TopBuild Corp. (a)(b),
5.625%, 5/1/26	5,965	6,129,038
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	11,480	11,020,800

		28,662,175

Entertainment—1.6%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	12,225	10,941,375
Cedar Fair L.P.,
5.375%, 6/1/24	5,900	6,091,750
5.375%, 4/15/27	2,465	2,569,763
Eldorado Resorts, Inc.,
6.00%, 9/15/26	4,865	5,339,338
International Game Technology PLC (a)(b),
6.25%, 1/15/27	5,705	6,261,237
6.50%, 2/15/25	4,715	5,178,013
Lions Gate Capital Holdings LLC (a)(b),
6.375%, 2/1/24	9,370	9,873,637
Live Nation Entertainment, Inc. (a)(b),
5.625%, 3/15/26	4,145	4,357,431
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	10,510	10,641,375
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	9,065	9,608,900

		70,862,819

Equity Real Estate Investment Trusts (REITs)—0.3%
CyrusOne L.P.,
5.00%, 3/15/24	5,425	5,586,671
5.375%, 3/15/27	2,565	2,711,686

	Principal Amount (000s)	Value
Equinix, Inc.,
5.375%, 5/15/27	$4,165	$4,475,167
Uniti Group L.P. (a)(b),
7.125%, 12/15/24	2,500	2,256,250

		15,029,774

Food & Beverage—0.4%
Albertsons Cos. LLC,
6.625%, 6/15/24	3,115	3,243,494
7.50%, 3/15/26 (a)(b)	5,350	5,737,875
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	9,655	10,017,062

		18,998,431

Food Service—0.2%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	9,360	9,652,500

Hand/Machine Tools—0.2%
Colfax Corp. (a)(b),
6.00%, 2/15/24	1,940	2,058,825
6.375%, 2/15/26	6,655	7,145,806

		9,204,631

Healthcare Providers & Services—0.2%
WellCare Health Plans, Inc. (a)(b),
5.375%, 8/15/26	6,135	6,518,438

Healthcare-Products—0.4%
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	4,255	4,403,925
Mallinckrodt International Finance S.A. (a)(b),
5.75%, 8/1/22	10,965	9,484,725
Teleflex, Inc.,
5.25%, 6/15/24	2,990	3,075,028

		16,963,678

Healthcare-Services—1.7%
Centene Corp. (a)(b),
5.375%, 6/1/26	6,975	7,349,906
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	5,340	5,632,632
Community Health Systems, Inc.,
6.875%, 2/1/22	2,500	1,700,000
7.125%, 7/15/20	4,595	4,399,712
8.00%, 11/15/19	1,705	1,680,491
Community Health Systems, Inc.,
6.25%, 3/31/23	1,985	1,918,006
DaVita, Inc.,
5.125%, 7/15/24	8,620	8,644,136
Encompass Health Corp.,
5.75%, 11/1/24	7,650	7,818,682
HCA, Inc.,
5.375%, 9/1/26	2,965	3,202,200
5.625%, 9/1/28	2,420	2,625,700
7.50%, 2/15/22	8,185	9,044,425
Tenet Healthcare Corp.,
6.25%, 2/1/27 (a)(b)	4,110	4,238,438
7.00%, 8/1/25	5,000	5,000,000
8.125%, 4/1/22	10,865	11,448,994

		74,703,322

Home Builders—0.3%
Beazer Homes USA, Inc.,
5.875%, 10/15/27	1,885	1,644,097
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	6,050	6,065,125
KB Home,
8.00%, 3/15/20	3,905	4,042,456
Lennar Corp.,
5.875%, 11/15/24	2,665	2,931,500

		14,683,178

72	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

	Principal Amount (000s)	Value

Household Products/Wares—0.1%
Spectrum Brands, Inc.,
5.75%, 7/15/25	$4,725	$4,931,719

Insurance—0.2%
CNO Financial Group, Inc.,
5.25%, 5/30/25	3,730	4,030,731
Prudential Financial, Inc., (converts to FRN on 9/15/28) (j),
5.70%, 9/15/48	4,550	4,886,658

		8,917,389

Internet—0.9%
Go Daddy Operating Co. LLC (a)(b),
5.25%, 12/1/27	8,500	8,829,375
Match Group, Inc. (a)(b),
5.00%, 12/15/27	8,485	8,929,614
Netflix, Inc. (a)(b),
5.375%, 11/15/29	10,465	11,141,981
Symantec Corp. (a)(b),
5.00%, 4/15/25	5,390	5,527,894
Zayo Group LLC (a)(b),
5.75%, 1/15/27	7,400	7,548,000

		41,976,864

Iron/Steel—0.2%
AK Steel Corp.,
7.00%, 3/15/27	3,580	2,899,800
United States Steel Corp.,
6.875%, 8/15/25	8,595	8,122,275

		11,022,075

Lodging—0.7%
Hilton Domestic Operating Co., Inc.,
5.125%, 5/1/26	6,795	7,109,269
MGM Resorts International,
5.50%, 4/15/27	7,270	7,642,587
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	7,110	7,474,388
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	7,275	7,531,807

		29,758,051

Machinery-Construction & Mining—0.2%
Terex Corp. (a)(b),
5.625%, 2/1/25	7,570	7,674,088

Machinery-Diversified—0.1%
Mueller Water Products, Inc. (a)(b),
5.50%, 6/15/26	3,840	3,974,400
Tennant Co.,
5.625%, 5/1/25	1,395	1,447,313

		5,421,713

Media—2.7%
Cablevision Systems Corp.,
8.00%, 4/15/20	6,250	6,470,813
CCO Holdings LLC (a)(b),
5.125%, 5/1/27	1,625	1,686,523
5.50%, 5/1/26	6,460	6,776,863
Clear Channel Worldwide Holdings, Inc. (a)(b),
9.25%, 2/15/24	10,230	11,125,125
CSC Holdings LLC (a)(b),
7.50%, 4/1/28	9,860	10,873,608
7.75%, 7/15/25	6,160	6,679,904
10.875%, 10/15/25	4,145	4,761,589
DISH DBS Corp.,
5.875%, 7/15/22	4,880	4,971,500
6.75%, 6/1/21	8,250	8,683,125
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	10,065	10,467,600
LiveStyle, Inc. (cost—$7,043,991; purchased 1/31/14-10/7/15) (a)(b)(c)(d)(f)(i)(l),
9.625%, 2/1/19	7,628	8

	Principal Amount (000s)	Value
Meredith Corp.,
6.875%, 2/1/26	$9,225	$9,835,049
Nexstar Broadcasting, Inc.,
5.625%, 8/1/24 (a)(b)	6,765	7,025,182
5.875%, 11/15/22	4,615	4,730,375
Nexstar Escrow, Inc. (a)(b),
5.625%, 7/15/27	10,085	10,362,337
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	9,715	9,920,472
Virgin Media Secured Finance PLC (a)(b),
5.50%, 5/15/29	5,725	5,818,031

		120,188,104

Metal Fabricate/Hardware—0.2%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	7,995	8,034,975

Mining—0.6%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	8,070	8,564,287
Constellium NV (a)(b),
6.625%, 3/1/25	9,605	9,989,200
Hudbay Minerals, Inc. (a)(b),
7.625%, 1/15/25	4,965	5,151,188
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	1,500	1,586,719

		25,291,394

Miscellaneous Manufacturing—0.2%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	7,345	6,922,663

Oil, Gas & Consumable Fuels—2.8%
AmeriGas Partners L.P.,
5.875%, 8/20/26	5,780	6,155,700
Callon Petroleum Co.,
6.125%, 10/1/24	4,820	4,892,300
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	6,225	6,225,000
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	9,725	9,421,094
Chesapeake Energy Corp.,
8.00%, 1/15/25	7,730	7,169,575
8.00%, 3/15/26 (a)(b)	6,301	5,749,662
CNX Resources Corp.,
5.875%, 4/15/22	3,603	3,512,925
Cobalt International Energy, Inc. (b)(c),
7.75%, 12/1/23	9,216	645,120
CVR Refining LLC,
6.50%, 11/1/22	5,550	5,665,162
Ensco Rowan PLC,
5.20%, 3/15/25	1,295	956,681
7.75%, 2/1/26	6,640	4,980,000
EP Energy LLC,
9.375%, 5/1/20	8,765	1,007,975
Nabors Industries, Inc.,
5.75%, 2/1/25	1,910	1,702,288
Noble Holding International Ltd.,
7.75%, 1/15/24	6,955	5,337,963
Oasis Petroleum, Inc.,
6.875%, 3/15/22	10,145	10,113,297
Range Resources Corp.,
4.875%, 5/15/25	8,965	7,911,612
Sable Permian Resources Land LLC (a)(b)(c),
7.375%, 11/1/21	5,000	500,000
Sanchez Energy Corp.,
6.125%, 1/15/23	6,240	312,000
SM Energy Co.,
6.625%, 1/15/27	9,360	8,704,800
Sunoco L.P.,
5.50%, 2/15/26	4,605	4,806,469
5.875%, 3/15/28	4,830	5,017,163
Talos Production LLC,
11.00%, 4/3/22	1,168	1,236,548

	Principal Amount (000s)	Value
Transocean, Inc. (a)(b),
7.50%, 1/15/26	$12,010	$11,499,575
USA Compression Partners L.P. (a)(b),
6.875%, 9/1/27	10,045	10,598,580
Weatherford International Ltd. (c),
8.25%, 6/15/23	2,170	1,144,675

		125,266,164

Paper & Forest Products—0.2%
Mercer International, Inc.,
5.50%, 1/15/26	5,370	5,363,287
7.375%, 1/15/25 (a)(b)	3,825	4,073,625

		9,436,912

Pharmaceuticals—0.8%
Bausch Health Americas, Inc. (a)(b),
8.50%, 1/31/27	6,635	7,311,903
Bausch Health Cos., Inc. (a)(b),
6.125%, 4/15/25	7,220	7,382,450
7.25%, 5/30/29	7,305	7,615,462
Endo Finance LLC (a)(b),
5.375%, 1/15/23	10,730	7,779,250
Horizon Pharma USA, Inc.,
6.625%, 5/1/23	3,844	3,961,723
8.75%, 11/1/24 (a)(b)	1,370	1,476,586

		35,527,374

Pipelines—1.0%
Cheniere Energy Partners L.P. (a)(b),
5.625%, 10/1/26	8,410	8,893,575
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	8,310	8,455,425
DCP Midstream Operating L.P.,
5.125%, 5/15/29	9,570	9,845,137
NGL Energy Partners L.P. (a)(b),
7.50%, 4/15/26	9,405	9,828,225
Targa Resources Partners L.P. (a)(b),
6.50%, 7/15/27	4,170	4,555,725
6.875%, 1/15/29	4,320	4,795,200

		46,373,287

Real Estate—0.5%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	8,150	8,119,437
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	10,198	10,452,950
Uniti Group L.P.,
8.25%, 10/15/23	6,445	6,009,963

		24,582,350

Retail—1.1%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	10,990	11,103,197
Beacon Roofing Supply, Inc. (a)(b),
4.875%, 11/1/25	7,725	7,676,719
Conn’s, Inc.,
7.25%, 7/15/22	12,570	12,632,850
L Brands, Inc.,
6.875%, 11/1/35	2,655	2,374,526
Men’s Wearhouse, Inc.,
7.00%, 7/1/22	3,718	3,597,165
Neiman Marcus Group Ltd. LLC (a)(b),
8.00%, 10/15/21	6,810	4,732,950
Party City Holdings, Inc. (a)(b),
6.625%, 8/1/26	9,755	9,486,737

		51,604,144

Semiconductors—0.4%
Advanced Micro Devices, Inc.,
7.50%, 8/15/22	2,670	3,023,775
Amkor Technology, Inc. (a)(b),
6.625%, 9/15/27	11,410	11,396,879

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	73

Schedule of Investments

June 30, 2019

	Principal Amount (000s)	Value
Broadcom Corp.,
3.875%, 1/15/27	$5,195	$5,097,083

		19,517,737

Software—1.0%
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	9,045	9,531,169
IQVIA, Inc. (a)(b),
5.00%, 5/15/27	10,210	10,567,350
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	9,810	10,312,762
MSCI, Inc. (a)(b),
5.375%, 5/15/27	2,885	3,094,163
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	3,120	2,878,200
SS&C Technologies, Inc. (a)(b),
5.50%, 9/30/27	10,230	10,632,806

		47,016,450

Telecommunications—2.9%
CenturyLink, Inc.,
6.75%, 12/1/23, Ser. W	2,000	2,162,500
7.50%, 4/1/24, Ser. Y	9,535	10,571,931
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	11,630	10,321,625
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	4,460	3,902,500
6.00%, 6/15/25	5,940	5,596,727
Consolidated Communications, Inc.,
6.50%, 10/1/22	9,435	8,842,388
Frontier Communications Corp.,
10.50%, 9/15/22	9,315	6,357,488
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	10,045	8,262,012
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	9,080	9,568,050
7.625%, 6/15/21	7,440	7,979,400
Intelsat Connect Finance S.A. (a)(b),
9.50%, 2/15/23	3,195	2,843,550
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	10,370	9,514,475
9.75%, 7/15/25 (a)(b)	1,500	1,545,000
Level 3 Financing, Inc.,
5.375%, 5/1/25	8,420	8,714,700
Sprint Capital Corp.,
6.875%, 11/15/28	6,890	7,148,375
Sprint Communications, Inc.,
11.50%, 11/15/21	7,890	9,152,400
Sprint Corp.,
7.125%, 6/15/24	2,250	2,391,300
7.625%, 3/1/26	6,525	6,971,962
T-Mobile USA, Inc.,
4.75%, 2/1/28	3,190	3,298,620
6.50%, 1/15/26	3,760	4,074,186
Windstream Services LLC (cost—$6,531,968; purchased 12/4/13-11/15/18) (a)(b)(c)(i),
6.375%, 8/1/23	7,464	2,183,220

		131,402,409

Transportation—0.1%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	2,705	2,809,819
6.50%, 6/15/22	3,184	3,255,640

		6,065,459

Total Corporate Bonds & Notes (cost—$1,456,911,107)		1,401,201,578

Convertible Bonds & Notes—26.7%

Aerospace & Defense—0.2%
Aerojet Rocketdyne Holdings, Inc.,
2.25%, 12/15/23	1,255	2,235,140

	Principal Amount (000s)	Value
Arconic, Inc.,
1.625%, 10/15/19	$4,715	$4,774,766

		7,009,906

Apparel & Textiles—0.0%
Iconix Brand Group, Inc.,
5.75%, 8/15/23	4,185	1,088,100

Auto Components—0.1%
Meritor, Inc.,
3.25%, 10/15/37	6,405	6,691,774

Auto Manufacturers—0.4%
Tesla, Inc.,
1.25%, 3/1/21	9,155	8,697,250
2.375%, 3/15/22	7,520	7,427,060

		16,124,310

Banks—0.4%
BofA Finance LLC,
0.25%, 5/1/23	1,000	1,004,375
Deutsche Bank AG (f),
1.00%, 5/1/23	17,460	17,201,932

		18,206,307

Biotechnology—2.1%
Aegerion Pharmaceuticals, Inc. (c),
2.00%, 8/15/19	5,270	3,771,344
Alder Biopharmaceuticals, Inc.,
2.50%, 2/1/25	1,785	1,667,859
AMAG Pharmaceuticals, Inc.,
3.25%, 6/1/22	2,025	1,625,832
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	4,860	5,057,438
1.50%, 10/15/20	6,830	7,675,213
Exact Sciences Corp.,
0.375%, 3/15/27	12,385	15,683,759
Illumina, Inc. (a)(b),
zero coupon, 8/15/23	21,955	25,444,732
Insmed, Inc.,
1.75%, 1/15/25	6,210	6,053,850
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	8,585	7,697,447
Ligand Pharmaceuticals, Inc.,
0.75%, 5/15/23	10,535	9,121,853
Medicines Co.,
2.50%, 1/15/22	1,140	1,374,789
2.75%, 7/15/23	5,075	5,101,282
3.50%, 1/15/24 (a)(b)	130	212,921
PTC Therapeutics, Inc.,
3.00%, 8/15/22	460	510,408
Radius Health, Inc.,
3.00%, 9/1/24	3,660	3,321,078
Verastem, Inc.,
5.00%, 11/1/48	5,910	3,117,525

		97,437,330

Building Materials—0.0%
Patrick Industries, Inc.,
1.00%, 2/1/23	1,015	925,374

Commercial Services—1.3%
Cardtronics, Inc.,
1.00%, 12/1/20	3,000	2,919,766
Chegg, Inc. (a)(b),
0.125%, 3/15/25	12,850	12,960,657
Euronet Worldwide, Inc. (a)(b),
0.75%, 3/15/49	6,875	8,361,170
Huron Consulting Group, Inc.,
1.25%, 10/1/19	7,480	7,445,247
Macquarie Infrastructure Corp.,
2.00%, 10/1/23	5,410	4,781,178
2.875%, 7/15/19	5,500	5,502,233

	Principal Amount (000s)	Value
Square, Inc.,
0.50%, 5/15/23	$13,955	$16,722,927

		58,693,178

Computers—0.8%
Lumentum Holdings, Inc.,
0.25%, 3/15/24	6,920	8,159,973
Nutanix, Inc.,
zero coupon, 1/15/23	6,245	5,846,439
Pure Storage, Inc.,
0.125%, 4/15/23	8,420	8,104,250
Western Digital Corp. (a)(b),
1.50%, 2/1/24	13,400	12,067,112

		34,177,774

Diversified Financial Services—0.6%
Encore Capital Group, Inc.,
2.875%, 3/15/21	6,960	6,616,373
3.00%, 7/1/20	1,215	1,220,871
JPMorgan Chase Financial Co. LLC (a)(b),
0.25%, 5/1/23	10,090	10,247,404
LendingTree, Inc.,
0.625%, 6/1/22	3,580	7,475,431

		25,560,079

Electric Utilities—0.2%
NRG Energy, Inc.,
2.75%, 6/1/48	9,990	10,695,105

Electronic Equipment, Instruments & Components—0.0%
SunPower Corp.,
4.00%, 1/15/23	1,360	1,212,245

Electronics—0.3%
Fortive Corp. (a)(b),
0.875%, 2/15/22	6,360	6,592,383
II-VI, Inc.,
0.25%, 9/1/22	2,790	2,945,194
OSI Systems, Inc.,
1.25%, 9/1/22	2,145	2,547,597
Vishay Intertechnology, Inc. (a)(b),
2.25%, 6/15/25	1,355	1,249,988

		13,335,162

Energy-Alternate Sources—0.3%
NextEra Energy Partners L.P. (a)(b),
1.50%, 9/15/20	4,800	4,860,686
SunEdison, Inc. (a)(b)(c),
0.25%, 1/15/20	9,565	215,213
2.625%, 6/1/23	11,270	253,575
3.375%, 6/1/25	4,565	102,712
Tesla Energy Operations, Inc.,
1.625%, 11/1/19	10,475	10,126,424

		15,558,610

Engineering & Construction—0.3%
Dycom Industries, Inc.,
0.75%, 9/15/21	6,890	6,754,586
KBR, Inc. (a)(b),
2.50%, 11/1/23	5,270	6,135,340

		12,889,926

Entertainment—0.3%
Live Nation Entertainment, Inc.,
2.50%, 3/15/23	8,605	10,206,895
Marriott Vacations Worldwide Corp.,
1.50%, 9/15/22	3,230	3,134,903

		13,341,798

Equity Real Estate Investment Trusts (REITs)—0.2%
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	6,130	7,286,933

74	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

	Principal Amount (000s)	Value

Healthcare-Products—0.8%
CONMED Corp. (a)(b),
2.625%, 2/1/24	$3,120	$3,602,308
Insulet Corp.,
1.375%, 11/15/24	8,400	11,965,021
NuVasive, Inc.,
2.25%, 3/15/21	8,065	9,178,978
Wright Medical Group, Inc.,
1.625%, 6/15/23	10,863	11,969,668

		36,715,975

Healthcare-Services—0.4%
Anthem, Inc.,
2.75%, 10/15/42	1,985	7,756,541
Teladoc Health, Inc.,
1.375%, 5/15/25	6,740	10,028,742

		17,785,283

Insurance—0.2%
AXA S.A. (a)(b),
7.25%, 5/15/21	6,855	7,053,624

Internet—4.0%
Boingo Wireless, Inc. (a)(b),
1.00%, 10/1/23	2,460	2,111,897
Booking Holdings, Inc.,
0.35%, 6/15/20	5,325	7,679,904
0.90%, 9/15/21	12,035	13,796,895
Ctrip.com International Ltd.,
1.00%, 7/1/20	3,500	3,458,987
1.25%, 9/15/22	10,635	10,591,568
Etsy, Inc.,
zero coupon, 3/1/23	2,925	5,302,882
FireEye, Inc.,
0.875%, 6/1/24	7,485	7,333,400
FireEye, Inc., Ser. B,
1.625%, 6/1/35	4,650	4,394,250
IAC FinanceCo 2, Inc. (a)(b),
0.875%, 6/15/26	7,385	7,456,006
IAC FinanceCo 3, Inc. (a)(b),
2.00%, 1/15/30	6,810	7,024,256
Liberty Expedia Holdings, Inc. (a)(b),
1.00%, 6/30/47	5,580	5,584,355
MercadoLibre, Inc. (a)(b),
2.00%, 8/15/28	4,765	7,352,068
Okta, Inc.,
0.25%, 2/15/23	2,830	7,339,920
Palo Alto Networks, Inc. (a)(b),
0.75%, 7/1/23	17,035	18,032,792
Q2 Holdings, Inc. (a)(b),
0.75%, 6/1/26	4,395	4,748,973
RingCentral, Inc.,
zero coupon, 3/15/23	4,955	7,452,180
Twitter, Inc.,
0.25%, 6/15/24	11,865	11,614,169
1.00%, 9/15/21	9,690	9,298,459
Wayfair, Inc. (a)(b),
1.125%, 11/1/24	4,080	5,936,928
Weibo Corp.,
1.25%, 11/15/22	6,415	6,088,011
Wix.com Ltd. (a)(b),
zero coupon, 7/1/23	5,845	7,160,125
Zendesk, Inc.,
0.25%, 3/15/23	7,065	10,846,131
Zillow Group, Inc.,
1.50%, 7/1/23	4,865	4,800,338
2.00%, 12/1/21	6,000	6,804,826

		182,209,320

Investment Companies—0.1%
Prospect Capital Corp.,
6.375%, 3/1/25	5,000	5,131,500

	Principal Amount (000s)	Value

Lodging—0.4%
Caesars Entertainment Corp.,
5.00%, 10/1/24	$10,220	$17,518,876

Machinery-Diversified—0.1%
Chart Industries, Inc. (a)(b),
1.00%, 11/15/24	1,800	2,568,572

Media—1.5%
DISH Network Corp.,
2.375%, 3/15/24	13,010	12,066,976
3.375%, 8/15/26	13,620	13,275,197
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	8,700	10,908,375
Liberty Media Corp-Liberty Formula One,
1.00%, 1/30/23	6,425	7,579,966
Liberty Media Corp.,
1.375%, 10/15/23	7,875	8,858,946
2.125%, 3/31/48 (a)(b)	7,620	7,434,263
2.25%, 9/30/46	2,580	1,391,736
World Wrestling Entertainment, Inc.,
3.375%, 12/15/23	1,510	4,515,844

		66,031,303

Oil, Gas & Consumable Fuels—1.1%
Bristow Group, Inc. (c),
4.50%, 6/1/23	1,625	357,500
Chesapeake Energy Corp.,
5.50%, 9/15/26	14,705	11,773,977
Ensco Jersey Finance Ltd.,
3.00%, 1/31/24	9,245	7,232,615
Helix Energy Solutions Group, Inc.,
4.25%, 5/1/22	2,510	2,531,473
Nabors Industries, Inc.,
0.75%, 1/15/24	8,145	5,850,696
Oasis Petroleum, Inc.,
2.625%, 9/15/23	9,190	8,430,552
Oil States International, Inc.,
1.50%, 2/15/23	2,450	2,191,299
Transocean, Inc.,
0.50%, 1/30/23	7,950	7,894,537
Weatherford International Ltd.,
5.875%, 7/1/21	6,780	3,508,650

		49,771,299

Pharmaceuticals—1.9%
Clovis Oncology, Inc.,
1.25%, 5/1/25	4,440	2,784,446
2.50%, 9/15/21	4,020	3,585,473
Dermira, Inc.,
3.00%, 5/15/22	3,065	2,652,078
DexCom, Inc. (a)(b),
0.75%, 12/1/23	13,600	15,985,471
Flexion Therapeutics, Inc.,
3.375%, 5/1/24	2,670	2,331,244
Herbalife Nutrition Ltd.,
2.625%, 3/15/24	9,465	9,205,160
Horizon Pharma Investment Ltd.,
2.50%, 3/15/22	2,170	2,412,439
Jazz Investments I Ltd.,
1.50%, 8/15/24	6,195	6,125,975
1.875%, 8/15/21	9,950	10,163,219
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24	6,250	8,231,230
Sarepta Therapeutics, Inc.,
1.50%, 11/15/24	3,205	7,142,165
Supernus Pharmaceuticals, Inc.,
0.625%, 4/1/23	6,355	6,233,307
Teva Pharmaceutical Finance Co. LLC, Ser. C,
0.25%, 2/1/26	7,285	6,697,647
Tilray, Inc. (a)(b),
5.00%, 10/1/23	2,975	2,413,469

		85,963,323

	Principal Amount (000s)	Value

Pipelines—0.2%
Cheniere Energy, Inc.,
4.25%, 3/15/45	$14,605	$11,510,200

Retail—0.2%
RH (a)(b),
zero coupon, 6/15/23	9,335	8,501,661

Semiconductors—3.3%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	3,435	13,321,359
Brocade Communications Systems, Inc.,
1.375%, 1/1/20	4,450	4,438,875
Cree, Inc. (a)(b),
0.875%, 9/1/23	6,155	7,139,387
Inphi Corp.,
0.75%, 9/1/21	6,800	7,556,375
1.125%, 12/1/20	1,710	2,300,683
Intel Corp.,
3.25%, 8/1/39	3,825	9,007,340
Microchip Technology, Inc.,
1.625%, 2/15/27	29,480	34,804,088
2.25%, 2/15/37	2,660	3,139,066
Micron Technology, Inc.,
2.125%, 2/15/33, Ser. F	1,300	4,592,510
3.125%, 5/1/32, Ser. D	490	1,889,228
Novellus Systems, Inc.,
2.625%, 5/15/41	2,165	12,597,998
NXP Semiconductors NV,
1.00%, 12/1/19	10,050	10,615,113
ON Semiconductor Corp.,
1.625%, 10/15/23	11,715	14,301,780
Silicon Laboratories, Inc.,
1.375%, 3/1/22	565	704,279
Synaptics, Inc.,
0.50%, 6/15/22	7,195	6,444,022
Teradyne, Inc.,
1.25%, 12/15/23	5,275	8,570,917
Veeco Instruments, Inc.,
2.70%, 1/15/23	6,560	5,853,130

		147,276,150

Software—3.8%
Akamai Technologies, Inc.,
0.125%, 5/1/25	12,435	13,346,512
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20	6,585	6,602,352
Atlassian, Inc.,
0.625%, 5/1/23	9,725	16,556,813
Avaya Holdings Corp.,
2.25%, 6/15/23	5,740	5,023,137
Coupa Software, Inc. (a)(b),
0.125%, 6/15/25	5,370	5,759,765
DocuSign, Inc. (a)(b),
0.50%, 9/15/23	8,590	8,896,019
Envestnet, Inc.,
1.75%, 6/1/23	4,790	5,723,517
Evolent Health, Inc.,
1.50%, 10/15/25 (a)(b)	3,470	2,276,110
2.00%, 12/1/21	1,400	1,247,969
Five9, Inc.,
0.125%, 5/1/23	500	694,410
Guidewire Software, Inc.,
1.25%, 3/15/25	5,245	5,909,224
Momo, Inc. (a)(b),
1.25%, 7/1/25	2,665	2,531,750
MongoDB, Inc. (a)(b),
0.75%, 6/15/24	2,270	5,213,906
New Relic, Inc.,
0.50%, 5/1/23	7,155	7,669,434
Nuance Communications, Inc.,
1.00%, 12/15/35	5,560	5,246,270

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	75

Schedule of Investments

June 30, 2019

	Principal Amount (000s)	Value
Pluralsight, Inc. (a)(b),
0.375%, 3/1/24	$7,740	$8,294,462
RealPage, Inc.,
1.50%, 11/15/22	2,965	4,452,853
ServiceNow, Inc.,
zero coupon, 6/1/22	7,290	15,132,709
Splunk, Inc. (a)(b),
0.50%, 9/15/23	8,880	9,796,930
1.125%, 9/15/25	9,235	10,370,076
Twilio, Inc.,
0.25%, 6/1/23	6,135	12,320,633
Workday, Inc.,
0.25%, 10/1/22	12,690	19,067,373
Zynga, Inc. (a)(b),
0.25%, 6/1/24	1,690	1,691,608

		173,823,832

Telecommunications—0.8%
CalAmp Corp. (a)(b),
2.00%, 8/1/25	2,330	1,890,458
Finisar Corp.,
0.50%, 12/15/36	13,830	13,517,793
GCI Liberty, Inc. (a)(b),
1.75%, 9/30/46	1,000	1,173,933
GDS Holdings Ltd.,
2.00%, 6/1/25	1,750	1,729,770
Infinera Corp.,
2.125%, 9/1/24	4,090	2,799,094
Viavi Solutions, Inc.,
1.75%, 6/1/23	6,678	7,700,569
Viavi Solutions, Inc.,
1.00%, 3/1/24	3,600	4,239,000
Vonage Holdings Corp. (a)(b),
1.75%, 6/1/24	3,715	3,758,371

		36,808,988

Transportation—0.4%
Atlas Air Worldwide Holdings, Inc.,
1.875%, 6/1/24	1,400	1,440,809
2.25%, 6/1/22	6,445	6,398,694
Echo Global Logistics, Inc.,
2.50%, 5/1/20	2,225	2,212,485
Greenbrier Cos., Inc.,
2.875%, 2/1/24	2,265	2,193,388
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	4,422,600
Teekay Corp.,
5.00%, 1/15/23	1,625	1,280,703

		17,948,679

Total Convertible Bonds & Notes (cost—$1,253,913,970)		1,206,852,496

	Shares

Convertible Preferred Stock—4.4%

Banks—0.9%
Bank of America Corp., Ser. L (e),
7.25%	9,840	13,500,480
Wells Fargo & Co., Ser. L (e),
7.50%	21,405	29,200,701

		42,701,181

Chemicals—0.3%
International Flavors & Fragrances, Inc.,
6.00%, 9/15/21	220,765	11,881,572

Computers—0.2%
NCR Corp., Ser. A, PIK 5.50% (e),
5.50%	9,125	10,777,966

	Shares	Value

Diversified Financial Services—0.1%
AMG Capital Trust II,
5.15%, 10/15/37	72,690	$3,527,607

Electric Utilities—0.6%
CenterPoint Energy, Inc., Ser. B,
7.00%, 9/1/21	41,735	2,095,932
NextEra Energy, Inc.,
6.123%, 9/1/19	140,720	9,136,949
Sempra Energy, Ser. A,
6.00%, 1/15/21	125,785	14,023,770

		25,256,651

Electronic Equipment, Instruments & Components—0.2%
Belden, Inc.,
6.75%, 7/15/19	94,470	7,439,513

Electronics—0.4%
Fortive Corp., Ser. A,
5.00%, 7/1/21	15,285	15,758,632

Equity Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	12,755	15,268,065

Hand/Machine Tools—0.3%
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	126,835	12,980,294

Healthcare-Products—0.9%
Avantor, Inc., Ser. A,
6.25%, 5/15/22	145,055	9,592,487
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	333,880	20,758,694
Danaher Corp., Ser. A,
4.75%, 4/15/22	11,080	12,239,522

		42,590,703

Insurance—0.2%
Assurant, Inc., Ser. D,
6.50%, 3/15/21	81,455	9,078,974

Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd.,
6.00%, 5/1/21	53,040	1,192,339

Total Convertible Preferred Stock (cost—$196,154,974)		198,453,497

Preferred Stock (a)(d)(f)(k)(l)— 0.4%

Media—0.4%
LiveStyle, Inc., Ser. A	7,960	1,082,958
LiveStyle, Inc., Ser. B (h)	171,344	17,134,400
LiveStyle, Inc., Ser. B (h)	8,000	80

Total Preferred Stock (cost—$25,578,848)		18,217,438

Equity-Linked Security—0.0%

Coal—0.0%
Arch Coal, Inc., expires
10/5/23 (k) (cost—$0)	4,002	192,096

	Units	Value

Warrants (d)(f)(k)— 0.0%

Advertising—0.0%
Affinion Group Holdings, Inc.,
exercise price $67.12, expires 4/1/24 (cost—$1,422,155; purchased 4/1/19) (i)	7,203	$69,799

Media—0.0%
LiveStyle, Inc., Ser. C, expires 11/30/21 (a)(l)	43,500	4

Semiconductors—0.0%
GT Advanced Technologies, Inc., expires 10/1/17 (c)	2,860,000	— †

Total Warrants (cost—$1,422,155)		69,803

	Principal Amount (000s)

Repurchase Agreements—4.7%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $211,946,831; collateralized by U.S. Treasury Inflation Indexed Notes, 0.25%, due 1/15/25, valued at $216,180,902 including accrued interest

(cost—$211,938,000)	$211,938	211,938,000

Total Investments, before options written (cost—$4,973,993,114)—100.1%		4,527,196,453

Total Options Written—(0.0)% (premiums received—$611,487) (k)(m)(n)		(760,940)

Total Investments, net of options written (cost—$4,973,381,627)—100.1%		4,526,435,513

Other liabilities in excess of other assets—(0.1)%		(3,429,959)

Net Assets—100.0%		$4,523,005,554

76	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,070,746,186, representing 23.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,053,173,843, representing 23.3% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $24,626,505, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Perpetual maturity. The date shown, if any, is the next call date.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h) Affiliated security.

(i) Restricted. The aggregate cost of such securities is $36,353,629. The aggregate value is $14,714,414, representing 0.3% of net assets.

(j) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2019.

(k) Non-income producing.

(l) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.4% of net assets.

(m) Exchange traded-Chicago Board Options Exchange.

(n) Exchange traded option contracts outstanding at June 30, 2019:

Options written contracts outstanding at June 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Call options:
Adobe, Inc.	315.00 USD	7/19/19	(390)	$(39,000)	$(27,105)	$(30,633)	$3,528
Alphabet, Inc.	1,250.00 USD	7/19/19	(140)	(14,000)	(3,150)	(42,974)	39,824
Apple, Inc.	210.00 USD	7/19/19	(570)	(57,000)	(60,420)	(16,810)	(43,610)
Boeing Co.	415.00 USD	7/19/19	(345)	(34,500)	(5,002)	(13,268)	8,266
Broadcom, Inc.	330.00 USD	7/19/19	(425)	(42,500)	(4,250)	(25,717)	21,467
Deere & Co.	165.00 USD	7/19/19	(560)	(56,000)	(245,000)	(16,940)	(228,060)
DR Horton, Inc.	48.00 USD	7/19/19	(505)	(50,500)	(2,525)	(10,600)	8,075
Facebook, Inc.	205.00 USD	7/19/19	(525)	(52,500)	(56,438)	(45,161)	(11,277)
Fiserv, Inc.	95.00 USD	7/19/19	(1,085)	(108,500)	(75,950)	(36,847)	(39,103)
Home Depot, Inc.	217.50 USD	7/19/19	(705)	(70,500)	(32,782)	(25,034)	(7,748)
Honeywell International, Inc.	185.00 USD	7/19/19	(660)	(66,000)	(20,130)	(33,640)	13,510
Intuit, Inc.	290.00 USD	7/19/19	(340)	(34,000)	(1,700)	(11,546)	9,846
JPMorgan Chase & Co.	120.00 USD	7/19/19	(690)	(69,000)	(5,865)	(8,971)	3,106
Microsoft Corp.	145.00 USD	7/19/19	(920)	(92,000)	(18,400)	(44,583)	26,183
NIKE, Inc.	90.00 USD	7/19/19	(835)	(83,500)	(10,020)	(34,350)	24,330
S&P Global, Inc.	230.00 USD	7/19/19	(217)	(21,700)	(62,388)	(23,211)	(39,177)
Starbucks Corp.	90.00 USD	7/19/19	(1,200)	(120,000)	(5,400)	(21,553)	16,153
Take-Two Interactive Software, Inc.	130.00 USD	7/19/19	(420)	(42,000)	(5,250)	(10,063)	4,813
Target Corp.	92.50 USD	7/19/19	(960)	(96,000)	(12,960)	(77,721)	64,761
Union Pacific Corp.	180.00 USD	7/19/19	(525)	(52,500)	(29,400)	(19,441)	(9,959)
Vertex Pharmaceuticals, Inc.	195.00 USD	7/19/19	(300)	(30,000)	(41,250)	(18,909)	(22,341)
Walt Disney Co.	150.00 USD	7/19/19	(1,010)	(101,000)	(25,755)	(31,381)	5,626
Workday, Inc.	225.00 USD	7/19/19	(140)	(14,000)	(9,800)	(12,134)	2,334

Total options written contracts					$(760,940)	$(611,487)	$(149,453)

Glossary:

ADR—American Depositary Receipt

FRN—Floating Rate Note

PIK—Payment-in-Kind

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	77

Schedule of Investments

June 30, 2019

AllianzGI Mid-Cap Fund

	Shares	Value

Common Stock—99.5%

Aerospace & Defense—2.5%
HEICO Corp., Class A	44,120	$4,560,684
L3 Technologies, Inc.	13,353	3,273,755

		7,834,439

Air Freight & Logistics—1.3%
XPO Logistics, Inc. (a)	70,754	4,090,289

Beverages—3.0%
MGP Ingredients, Inc.	49,725	3,297,265
Monster Beverage Corp. (a)	96,426	6,154,871

		9,452,136

Biotechnology—2.8%
Exact Sciences Corp. (a)	44,740	5,281,110
Sage Therapeutics, Inc. (a)	18,245	3,340,477

		8,621,587

Capital Markets—1.4%
E*TRADE Financial Corp.	95,887	4,276,560

Chemicals—1.8%
FMC Corp.	68,340	5,668,803

Commercial Services & Supplies—3.9%
Clean Harbors, Inc. (a)	76,225	5,419,598
Waste Connections, Inc.	69,937	6,684,578

		12,104,176

Containers & Packaging—2.0%
Crown Holdings, Inc. (a)	103,900	6,348,290

Electrical Equipment—2.2%
AMETEK, Inc.	75,147	6,826,354

Electronic Equipment, Instruments & Components—3.7%
Keysight Technologies, Inc. (a)	49,740	4,467,150
TE Connectivity Ltd.	36,841	3,528,631
Trimble, Inc. (a)	81,447	3,674,074

		11,669,855

Entertainment—5.4%
Take-Two Interactive Software, Inc. (a)	78,355	8,895,643
World Wrestling Entertainment, Inc., Class A	35,525	2,565,260
Zynga, Inc., Class A (a)	894,411	5,482,740

		16,943,643

Food Products—2.3%
Freshpet, Inc. (a)	71,565	3,256,923
Lamb Weston Holdings, Inc.	60,110	3,808,570

		7,065,493

Healthcare Equipment & Supplies—10.6%
Cooper Cos., Inc.	14,015	4,721,513
DexCom, Inc. (a)	63,217	9,472,435
Edwards Lifesciences Corp. (a)	29,443	5,439,300
Haemonetics Corp. (a)	46,643	5,613,019
IDEXX Laboratories, Inc. (a)	28,195	7,762,929

		33,009,196

Hotels, Restaurants & Leisure—3.3%
Chipotle Mexican Grill, Inc. (a)	7,515	5,507,593
Royal Caribbean Cruises Ltd.	38,553	4,673,009

		10,180,602

	Shares	Value

Insurance—2.9%
Arthur J Gallagher & Co.	68,225	$5,975,828
James River Group Holdings Ltd.	66,195	3,104,545

		9,080,373

Internet & Direct Marketing Retail—1.2%
Etsy, Inc. (a)	63,130	3,874,288

IT Services—11.6%
Booz Allen Hamilton Holding Corp.	69,770	4,619,472
EPAM Systems, Inc. (a)	44,738	7,744,148
Twilio, Inc., Class A (a)	36,910	5,032,679
WEX, Inc. (a)	31,058	6,463,170
Wix.com Ltd. (a)	28,254	4,014,893
Worldpay, Inc., Class A (a)	66,875	8,195,531

		36,069,893

Life Sciences Tools & Services—2.6%
Agilent Technologies, Inc.	65,694	4,905,371
Illumina, Inc. (a)	8,975	3,304,146

		8,209,517

Multi-Line Retail—2.1%
Dollar Tree, Inc. (a)	60,607	6,508,586

Oil, Gas & Consumable Fuels—1.0%
Parsley Energy, Inc., Class A (a)	157,433	2,992,801

Pharmaceuticals—3.3%
Catalent, Inc. (a)	117,652	6,377,915
Elanco Animal Health, Inc. (a)	114,510	3,870,438

		10,248,353

Professional Services—4.2%
Equifax, Inc.	40,733	5,508,731
Verisk Analytics, Inc.	51,568	7,552,649

		13,061,380

Real Estate Management & Development—1.2%
CBRE Group, Inc., Class A (a)	75,416	3,868,841

Road & Rail—1.0%
Kansas City Southern	24,400	2,972,408

Semiconductors & Semiconductor Equipment—7.3%
Advanced Micro Devices, Inc. (a)	199,910	6,071,267
Cree, Inc. (a)	51,195	2,876,135
Entegris, Inc.	65,706	2,452,148
Monolithic Power Systems, Inc.	25,179	3,418,804
Xilinx, Inc.	68,500	8,077,520

		22,895,874

Software—7.0%
Ceridian HCM Holding, Inc. (a)	72,570	3,643,014
Splunk, Inc. (a)	51,299	6,450,849
Trade Desk, Inc., Class A (a)	13,663	3,112,158
Workday, Inc., Class A (a)	42,624	8,762,642

		21,968,663

Specialty Retail—2.9%
Floor & Decor Holdings, Inc., Class A (a)	101,600	4,257,040
Ulta Salon Cosmetics & Fragrance, Inc. (a)	14,124	4,899,474

		9,156,514

	Shares	Value

Textiles, Apparel & Luxury Goods—3.6%
Lululemon Athletica, Inc. (a)	38,805	$6,993,049
VF Corp.	48,230	4,212,891

		11,205,940

Trading Companies & Distributors—1.4%
United Rentals, Inc. (a)	32,379	4,294,427

Total Common Stock (cost—$238,374,500)		310,499,281

	Principal Amount (000s)

Repurchase Agreements—0.8%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $2,558,107; collateralized by U.S. Treasury Inflation Indexed Notes, 0.25%, due 1/15/25, valued at $2,611,364 including accrued interest

(cost—$2,558,000)	$2,558	2,558,000

Total Investments (cost—$240,932,500)—100.3%		313,057,281

Liabilities in excess of other assets—(0.3)%		(889,858)

Net Assets—100.0%		$312,167,423

Notes to Schedule of Investments:

(a) Non-income producing.

78	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

AllianzGI NFJ Dividend Value Fund

	Shares	Value

Common Stock—98.4%

Aerospace & Defense—4.8%
Curtiss-Wright Corp.	84,177	$10,701,422
Lockheed Martin Corp.	75,565	27,470,900
United Technologies Corp.	210,605	27,420,771

		65,593,093

Automobiles—2.1%
General Motors Co.	724,675	27,921,728

Banks—13.8%
Bank of America Corp.	961,810	27,892,490
Citigroup, Inc.	395,870	27,722,776
Citizens Financial Group, Inc.	771,335	27,274,406
Comerica, Inc.	340,900	24,762,976
JPMorgan Chase & Co.	476,640	53,288,352
U.S. Bancorp	512,615	26,861,026

		187,802,026

Capital Markets—2.0%
Morgan Stanley	606,245	26,559,593

Chemicals—1.9%
Celanese Corp.	129,200	13,927,760
Dow, Inc.	242,706	11,967,833

		25,895,593

Communications Equipment—1.9%
Cisco Systems, Inc.	474,870	25,989,635

Containers & Packaging—1.6%
Avery Dennison Corp.	69,663	8,027,760
International Paper Co.	304,475	13,189,857

		21,217,617

Diversified Telecommunication Services—4.1%
AT&T, Inc.	837,863	28,076,789
Verizon Communications, Inc.	471,450	26,933,939

		55,010,728

Electric Utilities—1.9%
Exelon Corp.	546,058	26,178,020

Electrical Equipment—2.0%
Eaton Corp. PLC	327,110	27,241,721

Entertainment—1.0%
Walt Disney Co.	99,084	13,836,090

Equity Real Estate Investment Trusts (REITs)—0.9%
Host Hotels & Resorts, Inc.	693,926	12,643,332

Food & Staples Retailing—2.0%
Walmart, Inc.	244,350	26,998,231

Food Products—1.9%
Mondelez International, Inc., Class A	486,300	26,211,570

Healthcare Equipment & Supplies—2.0%
Medtronic PLC	274,470	26,730,633

Healthcare Providers & Services—3.0%
Humana, Inc.	52,026	13,802,498
Quest Diagnostics, Inc.	269,160	27,403,179

		41,205,677

	Shares	Value

Industrial Conglomerates—3.1%
General Electric Co.	1,333,000	$13,996,500
Honeywell International, Inc.	156,570	27,335,556

		41,332,056

Insurance—7.0%
Allstate Corp.	267,975	27,250,378
MetLife, Inc.	552,265	27,431,002
Progressive Corp.	165,288	13,211,470
Reinsurance Group of America, Inc.	175,125	27,324,754

		95,217,604

Media—2.9%
Comcast Corp., Class A	935,000	39,531,800

Metals & Mining—0.4%
Reliance Steel & Aluminum Co.	57,590	5,449,166

Multi-Line Retail—2.0%
Target Corp.	311,414	26,971,566

Multi-Utilities—2.0%
Public Service Enterprise Group, Inc.	453,330	26,664,871

Oil, Gas & Consumable Fuels—11.9%
Chevron Corp.	108,795	13,538,450
ConocoPhillips	421,065	25,684,965
Royal Dutch Shell PLC, Class A ADR	614,895	40,011,218
TC Energy Corp.	543,432	26,910,752
Total S.A. ADR	482,700	26,929,833
Valero Energy Corp.	330,500	28,294,105

		161,369,323

Pharmaceuticals—8.6%
Bristol-Myers Squibb Co.	204,738	9,284,868
Johnson & Johnson	283,146	39,436,575
Merck & Co., Inc.	314,649	26,383,319
Pfizer, Inc.	620,185	26,866,414
Roche Holding AG ADR	436,777	15,330,873

		117,302,049

Road & Rail—1.9%
Kansas City Southern	216,350	26,355,757

Semiconductors & Semiconductor Equipment—4.8%
Broadcom, Inc.	90,700	26,108,902
Intel Corp.	514,544	24,631,221
KLA-Tencor Corp.	117,362	13,872,189

		64,612,312

Software—2.0%
Oracle Corp.	479,069	27,292,561

Specialty Retail—1.0%
Lowe’s Cos., Inc.	140,167	14,144,252

Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc.	135,140	26,746,909

Tobacco—1.9%
Philip Morris International, Inc.	320,000	25,129,600

Total Common Stock (cost—$1,159,269,262)		1,335,155,113

	Principal Amount (000s)	Value

Repurchase Agreements—1.6%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $21,560,898; collateralized by U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $21,997,103 including accrued interest

(cost—$21,560,000)	$21,560	$21,560,000

Total Investments (cost—$1,180,829,262)—100.0%		1,356,715,113

Other assets less liabilities—0.0%		528,101

Net Assets—100.0%		$1,357,243,214

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	79

Schedule of Investments

June 30, 2019

AllianzGI NFJ International Value Fund

	Shares	Value

Common Stock—99.1%

Australia—2.1%
Macquarie Group Ltd.	21,942	$1,935,416
Westpac Banking Corp.	93,861	1,870,673

		3,806,089

Canada—12.5%
Bank of Montreal	24,300	1,833,435
Canadian Pacific Railway Ltd.	14,441	3,397,101
Enerplus Corp.	185,100	1,393,803
Magna International, Inc.	77,140	3,833,858
Manulife Financial Corp.	104,468	1,899,228
Methanex Corp.	37,619	1,710,160
TC Energy Corp.	66,660	3,301,003
Toronto-Dominion Bank	87,840	5,126,342

		22,494,930

China—11.9%
Anhui Conch Cement Co., Ltd., Class H	589,500	3,688,686
China Construction Bank Corp., Class H	2,249,100	1,938,732
China Mobile Ltd.	381,000	3,468,495
China Railway Signal & Communication Corp., Ltd., Class H (a)	5,196,000	3,775,774
China Shenhua Energy Co., Ltd., Class H	784,000	1,642,140
Hengan International Group Co., Ltd.	438,000	3,225,088
Longfor Group Holdings Ltd.	470,500	1,773,977
Ping An Insurance Group Co of China Ltd., Class A	151,817	1,963,097

		21,475,989

France—6.2%
Capgemini SE	29,479	3,665,215
Danone S.A.	44,407	3,760,038
Euronext NV (a)	23,295	1,762,479
Kering S.A.	3,345	1,974,296

		11,162,028

Germany—4.2%
BASF SE	25,454	1,851,759
Deutsche Telekom AG	104,813	1,815,847
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,365	1,846,093
SAP SE	14,486	1,985,913

		7,499,612

Hong Kong—6.7%
AIA Group Ltd.	172,200	1,859,570
BOC Hong Kong Holdings Ltd.	399,600	1,573,284
CK Hutchison Holdings Ltd.	362,500	3,575,606
CLP Holdings Ltd.	156,000	1,719,087
Sands China Ltd.	364,000	1,738,853
Xinyi Glass Holdings Ltd.	1,492,000	1,567,277

		12,033,677

India—0.7%
Reliance Industries Ltd. GDR (a)	33,792	1,221,581

Ireland—3.7%
Glanbia PLC	193,471	3,145,693
Smurfit Kappa Group PLC	114,796	3,478,599

		6,624,292

	Shares	Value

Italy—1.1%
Terna Rete Elettrica Nazionale SpA	300,886	$1,917,131

Japan—13.7%
Asahi Group Holdings Ltd.	39,000	1,755,728
Astellas Pharma, Inc.	135,000	1,923,853
Hitachi Ltd.	48,340	1,778,560
Japan Exchange Group, Inc.	224,500	3,575,567
Mitsubishi Corp.	131,400	3,472,293
Shionogi & Co., Ltd.	60,100	3,472,748
Sony Corp.	97,600	5,128,875
Tokio Marine Holdings, Inc.	72,200	3,622,658

		24,730,282

Korea (Republic of)—2.0%
Samsung Electronics Co., Ltd.	86,483	3,521,615

Mexico—1.0%
Grupo Aeroportuario del Pacifico S.A.B de C.V., Class B	176,000	1,832,830

Netherlands—2.9%
ING Groep NV	139,403	1,614,808
Unilever NV	59,491	3,614,562

		5,229,370

Peru—1.0%
Southern Copper Corp.	45,968	1,785,857

Russian Federation—0.9%
Lukoil PJSC ADR	19,970	1,677,879

Singapore—1.9%
DBS Group Holdings Ltd.	182,500	3,505,835

South Africa—1.0%
Naspers Ltd., Class N	7,323	1,772,533

Spain—2.0%
Banco Santander S.A.	778,171	3,606,552

Sweden—1.1%
Sandvik AB	106,259	1,952,621

Switzerland—3.2%
Roche Holding AG	20,414	5,740,164

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	41,686	1,632,841

United Kingdom—16.5%
3i Group PLC	117,910	1,668,182
BAE Systems PLC ADR	152,868	3,832,401
Carnival PLC	69,664	3,065,797
Compass Group PLC	73,048	1,751,089
GlaxoSmithKline PLC	183,804	3,684,319
Imperial Brands PLC	133,449	3,131,401
Legal & General Group PLC	1,015,080	3,477,675
Rio Tinto PLC	29,354	1,816,808
Royal Dutch Shell PLC, Class A ADR	110,540	7,192,838

		29,620,510

	Shares	Value

United States—1.9%
Broadcom, Inc.	5,700	$1,640,802
Constellation Brands, Inc., Class A	8,701	1,713,575

		3,354,377

Total Common Stock (cost—$171,746,521)		178,198,595

	Principal Amount (000s)

Repurchase Agreements—0.7%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $1,224,051; collateralized by U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $1,251,309 including accrued interest

(cost—$1,224,000)	$1,224	1,224,000

Total Investments (cost—$172,970,521) (b)—99.8%		179,422,595

Other assets less liabilities—0.2%		382,974

Net Assets—100.0%		$179,805,569

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $6,759,834, representing 3.8% of net assets.

(b) Securities with an aggregate value of $133,173,061, representing 74.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

80	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.7%
Oil, Gas & Consumable Fuels	9.1%
Pharmaceuticals	8.3%
Insurance	8.2%
Capital Markets	5.0%
Food Products	3.8%
Personal Products	3.8%
Hotels, Restaurants & Leisure	3.7%
Electronic Equipment, Instruments & Components	3.1%
Auto Components	3.0%
Household Durables	2.9%
Aerospace & Defense	2.1%
Construction Materials	2.1%
IT Services	2.0%
Electric Utilities	2.0%
Metals & Mining	2.0%
Industrial Conglomerates	2.0%
Chemicals	2.0%
Technology Hardware, Storage & Peripherals	2.0%
Containers & Packaging	1.9%
Trading Companies & Distributors	1.9%
Beverages	1.9%
Wireless Telecommunication Services	1.9%
Road & Rail	1.9%
Semiconductors & Semiconductor Equipment	1.8%
Tobacco	1.7%
Software	1.1%
Textiles, Apparel & Luxury Goods	1.1%
Machinery	1.1%
Transportation Infrastructure	1.0%
Diversified Telecommunication Services	1.0%
Real Estate Management & Development	1.0%
Internet & Direct Marketing Retail	1.0%
Repurchase Agreements	0.7%
Other assets less liabilities	0.2%

100.0%

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value

Common Stock—99.7%

Aerospace & Defense—3.6%
Curtiss-Wright Corp.	26,768	$3,403,016
Lockheed Martin Corp.	10,800	3,926,232
United Technologies Corp.	40,184	5,231,957

		12,561,205

Banks—13.8%
Bank of America Corp.	273,667	7,936,343
Citigroup, Inc.	105,900	7,416,177
Citizens Financial Group, Inc.	98,465	3,481,722
Comerica, Inc.	85,540	6,213,626
First Republic Bank	17,950	1,752,817
JPMorgan Chase & Co.	123,200	13,773,760
U.S. Bancorp	136,100	7,131,640

		47,706,085

Beverages—1.1%
PepsiCo, Inc.	28,700	3,763,431

Capital Markets—2.7%
Ameriprise Financial, Inc.	17,960	2,607,074
Morgan Stanley	152,400	6,676,644

		9,283,718

Chemicals—3.0%
Air Products & Chemicals, Inc.	16,122	3,649,537
Celanese Corp.	34,700	3,740,660
Dow, Inc. (a)	58,346	2,877,041

		10,267,238

Commercial Services & Supplies—0.8%
IAA, Inc. (a)	41,687	1,616,622
KAR Auction Services, Inc.	41,687	1,042,175

		2,658,797

Communications Equipment—2.0%
Cisco Systems, Inc.	128,400	7,027,332

Construction & Engineering—1.1%
EMCOR Group, Inc.	41,968	3,697,381

Consumer Finance—2.1%
American Express Co.	29,948	3,696,781
Discover Financial Services	45,000	3,491,550

		7,188,331

Containers & Packaging—1.3%
Avery Dennison Corp.	8,873	1,022,499
Packaging Corp. of America	35,326	3,367,274

		4,389,773

Diversified Telecommunication Services—3.0%
AT&T, Inc.	108,948	3,650,848
Verizon Communications, Inc.	115,771	6,613,997

		10,264,845

Electric Utilities—2.0%
Entergy Corp.	34,265	3,526,896
Exelon Corp.	68,992	3,307,477

		6,834,373

Electrical Equipment—1.0%
Eaton Corp. PLC	43,400	3,614,352

Entertainment—1.3%
Walt Disney Co.	31,600	4,412,624

Equity Real Estate Investment Trusts (REITs)—1.5%
Host Hotels & Resorts, Inc.	184,248	3,356,998
Prologis, Inc.	22,436	1,797,124

		5,154,122

	Shares	Value

Food & Staples Retailing—2.2%
Sysco Corp.	53,500	$3,783,520
Walmart, Inc.	34,400	3,800,856

		7,584,376

Food Products—1.1%
Mondelez International, Inc., Class A	70,600	3,805,340

Healthcare Equipment & Supplies—3.1%
Abbott Laboratories	20,807	1,749,869
Baxter International, Inc.	25,806	2,113,511
Hill-Rom Holdings, Inc.	16,845	1,762,324
Medtronic PLC	53,600	5,220,104

		10,845,808

Healthcare Providers & Services—2.3%
HCA Healthcare, Inc.	21,000	2,838,570
Humana, Inc.	6,626	1,757,878
Quest Diagnostics, Inc.	33,400	3,400,454

		7,996,902

Hotels, Restaurants & Leisure—0.9%
Royal Caribbean Cruises Ltd.	26,900	3,260,549

Household Products—1.1%
Procter & Gamble Co.	34,200	3,750,030

Industrial Conglomerates—2.0%
General Electric Co.	338,800	3,557,400
Honeywell International, Inc.	19,770	3,451,644

		7,009,044

Insurance—5.2%
Aflac, Inc.	70,800	3,880,548
Allstate Corp.	36,900	3,752,361
Progressive Corp.	82,988	6,633,231
Reinsurance Group of America, Inc.	22,600	3,526,278

		17,792,418

Machinery—1.0%
Ingersoll-Rand PLC	27,600	3,496,092
Wabtec Corp.	852	61,139

		3,557,231

Media—2.0%
Comcast Corp., Class A	162,600	6,874,728

Metals & Mining—1.1%
Reliance Steel & Aluminum Co.	38,611	3,653,373

Multi-Line Retail—1.1%
Target Corp.	42,564	3,686,468

Multi-Utilities—1.9%
Public Service Enterprise Group, Inc.	110,400	6,493,728

Oil, Gas & Consumable Fuels—11.1%
Chevron Corp.	71,500	8,897,460
ConocoPhillips	111,800	6,819,800
Kinder Morgan, Inc.	180,722	3,773,475
Marathon Oil Corp.	217,592	3,091,982
Royal Dutch Shell PLC, Class A ADR	57,308	3,729,032
TC Energy Corp.	70,947	3,513,296
Total S.A. ADR	60,800	3,392,032
Valero Energy Corp.	61,428	5,258,851

		38,475,928

Pharmaceuticals—8.1%
Bristol-Myers Squibb Co.	52,297	2,371,669
Johnson & Johnson	60,109	8,371,982

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	81

Schedule of Investments

June 30, 2019

	Shares	Value
Merck & Co., Inc.	80,659	$6,763,257
Pfizer, Inc.	154,000	6,671,280
Roche Holding AG ADR	111,000	3,896,100

		28,074,288

Road & Rail—1.9%
Kansas City Southern	28,100	3,423,142
Union Pacific Corp.	19,100	3,230,001

		6,653,143

Semiconductors & Semiconductor Equipment—4.4%
Broadcom, Inc.	17,346	4,993,220
Intel Corp.	139,000	6,653,930
KLA-Tencor Corp.	29,717	3,512,549

		15,159,699

Software—2.6%
Microsoft Corp.	38,320	5,133,347
Oracle Corp.	68,500	3,902,445

		9,035,792

Specialty Retail—2.6%
Best Buy Co., Inc.	27,585	1,923,502
Lowe’s Cos., Inc.	70,285	7,092,459

		9,015,961

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.	15,500	3,067,760

Textiles, Apparel & Luxury Goods—1.0%
Columbia Sportswear Co.	35,018	3,507,403

Tobacco—1.8%
Philip Morris International, Inc.	79,700	6,258,841

Total Investments (cost—$326,345,995)—99.7%		344,382,417

Other assets less liabilities—0.3%		1,148,318

Net Assets—100.0%		$345,530,735

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value

Common Stock—99.4%

Aerospace & Defense—4.5%
Curtiss-Wright Corp.	58,713	$7,464,184
Huntington Ingalls Industries, Inc.	57,340	12,886,592
L3Harris Technologies, Inc.	65,130	12,318,037
Northrop Grumman Corp.	43,607	14,089,858
Raytheon Co.	67,554	11,746,289

		58,504,960

Air Freight & Logistics—0.9%
FedEx Corp.	71,340	11,713,315

Auto Components—1.5%
Gentex Corp.	474,816	11,685,222
Lear Corp.	57,660	8,030,308

		19,715,530

Banks—8.5%
Chemical Financial Corp.	312,988	12,866,937
Citizens Financial Group, Inc.	358,000	12,658,880
Comerica, Inc.	182,960	13,290,214
East West Bancorp, Inc.	290,660	13,594,168
Fifth Third Bancorp	479,210	13,369,959
First Republic Bank	135,370	13,218,880
KeyCorp	378,590	6,719,973
M&T Bank Corp.	78,857	13,411,210
Regions Financial Corp.	832,620	12,439,343

		111,569,564

Beverages—1.5%
Coca-Cola European Partners PLC	224,890	12,706,285
Constellation Brands, Inc., Class A	33,404	6,578,584

		19,284,869

Biotechnology—1.0%
Grifols S.A. ADR	597,033	12,597,396

Capital Markets—4.1%
Ameriprise Financial, Inc.	45,362	6,584,748
Cboe Global Markets, Inc.	120,061	12,441,922
Raymond James Financial, Inc.	141,340	11,950,297
State Street Corp.	198,390	11,121,743
TD Ameritrade Holding Corp.	240,725	12,016,992

		54,115,702

Chemicals—1.9%
Celanese Corp.	120,030	12,939,234
LyondellBasell Industries NV, Class A	144,540	12,449,230

		25,388,464

Commercial Services & Supplies—1.7%
IAA, Inc. (a)	226,630	8,788,711
KAR Auction Services, Inc.	226,630	5,665,750
Tetra Tech, Inc.	93,125	7,314,969

		21,769,430

Communications Equipment—1.1%
Motorola Solutions, Inc.	85,270	14,217,067

Construction & Engineering—1.2%
EMCOR Group, Inc.	185,603	16,351,624

Consumer Finance—0.9%
Discover Financial Services	156,490	12,142,059

	Shares	Value

Containers & Packaging—2.0%
Avery Dennison Corp.	122,398	$14,159,001
Packaging Corp. of America	130,280	12,418,289

		26,577,290

Distributors—0.7%
Genuine Parts Co.	84,810	8,784,620

Electric Utilities—4.0%
Edison International	100,100	6,747,741
Evergy, Inc.	218,158	13,122,204
Eversource Energy	140,680	10,657,917
Pinnacle West Capital Corp.	138,670	13,047,460
Southern Co.	174,494	9,646,028

		53,221,350

Electrical Equipment—2.0%
AMETEK, Inc.	148,225	13,464,759
EnerSys	96,900	6,637,650
Hubbell, Inc.	52,040	6,786,016

		26,888,425

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp., Class A	116,520	11,178,929

Entertainment—0.5%
Activision Blizzard, Inc.	133,456	6,299,123

Equity Real Estate Investment Trusts (REITs)—7.3%
Boston Properties, Inc.	88,793	11,454,297
CoreSite Realty Corp.	114,740	13,214,606
Equinix, Inc.	25,200	12,708,108
Extra Space Storage, Inc.	58,824	6,241,226
Lamar Advertising Co., Class A	104,070	8,399,490
Mid-America Apartment Communities, Inc.	107,130	12,615,629
National Health Investors, Inc.	157,240	12,269,437
Prologis, Inc.	166,310	13,321,431
Public Storage	26,390	6,285,306

		96,509,530

Food Products—4.4%
Archer-Daniels-Midland Co.	271,500	11,077,200
Hershey Co.	93,010	12,466,130
Ingredion, Inc.	114,430	9,439,331
Kellogg Co.	214,649	11,498,747
Lamb Weston Holdings, Inc.	204,248	12,941,153

		57,422,561

Gas Utilities—1.8%
Southwest Gas Holdings, Inc. (a)	144,755	12,972,943
UGI Corp.	204,800	10,938,368

		23,911,311

Healthcare Equipment & Supplies—1.0%
STERIS PLC	85,890	12,787,303

Healthcare Providers & Services—3.2%
Encompass Health Corp.	202,400	12,824,064
Humana, Inc.	22,234	5,898,680
Quest Diagnostics, Inc.	130,281	13,263,909
Universal Health Services, Inc., Class B	72,850	9,498,911

		41,485,564

82	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

	Shares	Value

Hotels, Restaurants & Leisure—3.2%
Aramark	202,471	$7,301,104
Cedar Fair L.P.	278,220	13,268,312
Royal Caribbean Cruises Ltd.	95,400	11,563,434
Yum China Holdings, Inc.	219,919	10,160,258

		42,293,108

Household Durables—0.5%
PulteGroup, Inc.	202,054	6,388,947

Insurance—7.4%
Allstate Corp.	127,720	12,987,847
American Financial Group, Inc.	124,180	12,724,725
Aon PLC	38,840	7,495,343
Hanover Insurance Group, Inc.	103,257	13,247,873
Lincoln National Corp.	191,800	12,361,510
Progressive Corp.	154,450	12,345,188
Prudential Financial, Inc.	124,990	12,623,990
Reinsurance Group of America, Inc.	84,063	13,116,350

		96,902,826

Internet & Direct Marketing Retail—0.9%
eBay, Inc.	304,678	12,034,781

IT Services—4.2%
Amdocs Ltd.	234,164	14,539,243
Broadridge Financial Solutions, Inc.	72,599	9,269,440
Fidelity National Information Services, Inc.	136,760	16,777,717
MAXIMUS, Inc.	103,580	7,513,693
Science Applications International Corp.	84,943	7,352,666

		55,452,759

Life Sciences Tools & Services—2.1%
Agilent Technologies, Inc.	183,681	13,715,461
PerkinElmer, Inc.	143,236	13,799,356

		27,514,817

Machinery—3.4%
Altra Industrial Motion Corp.	342,950	12,305,046
Crane Co.	154,280	12,873,123
PACCAR, Inc.	179,430	12,857,954
Toro Co.	97,713	6,537,000

		44,573,123

Metals & Mining—1.9%
Nucor Corp.	249,490	13,746,899
Southern Copper Corp.	274,221	10,653,486

		24,400,385

Mortgage Real Estate Investment Trusts (REITs)—0.5%
Annaly Capital Management, Inc.	704,337	6,430,597

Multi-Line Retail—0.4%
Target Corp.	60,735	5,260,258

Multi-Utilities—2.1%
CenterPoint Energy, Inc.	327,601	9,379,217
Dominion Energy, Inc.	153,850	11,895,682
Sempra Energy	51,100	7,023,184

		28,298,083

Oil, Gas & Consumable Fuels—6.4%
Concho Resources, Inc.	61,849	6,381,580
ConocoPhillips	200,715	12,243,615
Devon Energy Corp.	205,970	5,874,264

	Shares	Value
Diamondback Energy, Inc.	57,800	$6,298,466
EOG Resources, Inc.	70,490	6,566,849
Magellan Midstream Partners L.P.	221,840	14,197,760
Marathon Oil Corp.	481,330	6,839,699
TC Energy Corp.	273,790	13,558,081
Valero Energy Corp.	138,990	11,898,934

		83,859,248

Professional Services—0.8%
TransUnion	140,903	10,357,780

Road & Rail—3.0%
JB Hunt Transport Services, Inc.	135,330	12,370,515
Kansas City Southern	108,060	13,163,869
Norfolk Southern Corp.	66,650	13,285,345

		38,819,729

Semiconductors & Semiconductor Equipment—2.0%
Applied Materials, Inc.	248,520	11,161,033
Monolithic Power Systems, Inc.	50,700	6,884,046
NXP Semiconductors NV	80,669	7,874,101

		25,919,180

Software—1.0%
SS&C Technologies Holdings, Inc.	228,044	13,137,615

Specialty Retail—1.6%
Best Buy Co., Inc.	117,152	8,169,009
Tractor Supply Co.	118,990	12,946,112

		21,115,121

Textiles, Apparel & Luxury Goods—1.5%
Columbia Sportswear Co.	132,175	13,238,648
Tapestry, Inc.	213,676	6,779,939

		20,018,587

Total Common Stock (cost—$1,148,600,168)		1,305,212,930

	Principal Amount (000s)

Repurchase Agreements—1.6%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $20,909,871; collateralized by U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $21,333,298 including accrued interest

(cost—$20,909,000)	$20,909	20,909,000

Total Investments (cost—$1,169,509,168)—101.0%		1,326,121,930

Liabilities in excess of other assets—(1.0)%		(13,320,770)

Net Assets—100.0%		$1,312,801,160

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value

Common Stock—100.7%

Aerospace & Defense—2.4%
CAE, Inc.	394,360	$10,592,509
Curtiss-Wright Corp.	115,330	14,661,903

		25,254,412

Auto Components—1.1%
Gentex Corp.	469,150	11,545,781

Banks—21.6%
Associated Banc-Corp	554,900	11,730,586
Atlantic Union Bankshares Corp.	343,780	12,145,747
BancFirst Corp.	97,940	5,451,340
Berkshire Hills Bancorp, Inc.	215,764	6,772,832
CenterState Bank Corp.	528,753	12,177,182
East West Bancorp, Inc.	237,630	11,113,955
Enterprise Financial Services Corp.	287,550	11,962,080
First Hawaiian, Inc.	412,520	10,671,892
First Interstate Bancsystem, Inc., Class A	306,608	12,144,743
FNB Corp.	1,157,525	13,624,069
Great Western Bancorp, Inc.	375,175	13,401,251
Heritage Commerce Corp.	522,460	6,400,135
IBERIABANK Corp.	165,488	12,552,265
Renasant Corp.	357,040	12,832,018
Simmons First National Corp., Class A	482,500	11,222,950
South State Corp.	169,530	12,489,275
TCF Financial Corp.	601,390	12,502,898
Towne Bank	59,810	1,631,617
Umpqua Holdings Corp.	666,330	11,054,415
United Community Banks, Inc.	448,190	12,800,307
Wintrust Financial Corp.	167,620	12,263,079

		226,944,636

Building Products—1.0%
Universal Forest Products, Inc.	278,702	10,607,398

Capital Markets—2.9%
AllianceBernstein Holding L.P.	215,142	6,394,020
Houlihan Lokey, Inc.	275,220	12,255,547
LPL Financial Holdings, Inc.	150,200	12,251,814

		30,901,381

Chemicals—2.8%
Cabot Corp.	276,140	13,174,639
Innophos Holdings, Inc.	117,608	3,423,569
Rentech Nitrogen Partners L.P. (a)(b)(c)	555,768	56
Stepan Co.	135,428	12,447,187

		29,045,451

Commercial Services & Supplies—4.1%
Ennis, Inc.	438,021	8,988,191
Interface, Inc.	582,055	8,922,903
McGrath RentCorp	194,690	12,099,984
Tetra Tech, Inc.	167,104	13,126,019

		43,137,097

Construction & Engineering—2.6%
Comfort Systems USA, Inc.	247,217	12,605,595
EMCOR Group, Inc.	161,839	14,258,016

		26,863,611

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	83

Schedule of Investments

June 30, 2019

	Shares	Value

Containers & Packaging—1.3%
Silgan Holdings, Inc.	444,646	$13,606,168

Electrical Equipment—2.5%
EnerSys	117,191	8,027,584
Hubbell, Inc.	54,250	7,074,200
Regal Beloit Corp.	129,210	10,557,749

		25,659,533

Electronic Equipment, Instruments & Components—5.7%
Dolby Laboratories, Inc., Class A	188,350	12,167,410
FLIR Systems, Inc.	244,350	13,219,335
Methode Electronics, Inc.	471,102	13,459,384
SYNNEX Corp.	112,830	11,102,472
Vishay Intertechnology, Inc.	610,690	10,088,599

		60,037,200

Equity Real Estate Investment Trusts (REITs)—8.6%
American Assets Trust, Inc.	117,299	5,527,129
CoreSite Realty Corp.	115,720	13,327,473
CyrusOne, Inc.	225,464	13,013,782
First Industrial Realty Trust, Inc.	200,075	7,350,756
Hudson Pacific Properties, Inc.	331,959	11,044,276
Life Storage, Inc.	137,330	13,057,336
Monmouth Real Estate Investment Corp.	976,368	13,229,786
National Health Investors, Inc.	169,780	13,247,933

		89,798,471

Food Products—2.1%
Ingredion, Inc.	133,000	10,971,170
Lamb Weston Holdings, Inc.	171,227	10,848,943

		21,820,113

Gas Utilities—2.4%
National Fuel Gas Co.	212,900	11,230,475
Southwest Gas Holdings, Inc. (c)	153,510	13,757,566

		24,988,041

Healthcare Equipment & Supplies—1.1%
Hill-Rom Holdings, Inc.	112,760	11,796,951

Healthcare Providers & Services—1.2%
Encompass Health Corp.	198,319	12,565,492

Hotels, Restaurants & Leisure—2.1%
Cedar Fair L.P.	224,130	10,688,760
Ruth’s Hospitality Group, Inc.	497,975	11,309,012

		21,997,772

Household Durables—1.9%
La-Z-Boy, Inc.	260,310	7,981,105
MDC Holdings, Inc.	364,761	11,956,865

		19,937,970

Household Products—0.6%
WD-40 Co.	39,277	6,246,614

Independent Power Producers & Energy Traders—1.0%
Capital Power Corp.	457,951	10,543,486

Insurance—4.6%
American Financial Group, Inc.	119,130	12,207,251
CNO Financial Group, Inc.	737,800	12,306,504

	Shares	Value
First American Financial Corp.	249,340	$13,389,558
Old Republic International Corp.	475,120	10,633,186

		48,536,499

IT Services—3.0%
MAXIMUS, Inc.	170,493	12,367,562
Perspecta, Inc.	301,694	7,062,656
Science Applications International Corp.	142,251	12,313,247

		31,743,465

Life Sciences Tools & Services—1.2%
Bruker Corp.	258,450	12,909,577

Machinery—3.3%
Crane Co.	133,890	11,171,781
ITT, Inc.	194,835	12,757,796
Toro Co.	163,912	10,965,713

		34,895,290

Media—1.1%
Meredith Corp.	217,102	11,953,636

Metals & Mining—1.0%
Steel Dynamics, Inc.	353,860	10,686,572

Multi-Utilities—1.2%
Black Hills Corp.	162,970	12,739,365

Oil, Gas & Consumable Fuels—6.3%
Alliance Resource Partners L.P.	79,960	1,357,721
Cimarex Energy Co.	135,670	8,049,301
CNX Midstream Partners L.P.	715,251	10,049,277
Delek Logistics Partners L.P.	181,763	5,816,416
Enerplus Corp.	1,513,600	11,397,408
Murphy Oil Corp.	230,510	5,682,072
Parkland Fuel Corp.	335,959	10,659,460
Ship Finance International Ltd.	1,056,130	13,212,186

		66,223,841

Professional Services—2.0%
ICF International, Inc.	156,340	11,381,552
Korn Ferry	250,252	10,027,598

		21,409,150

Road & Rail—1.1%
Werner Enterprises, Inc.	361,227	11,226,935

Semiconductors & Semiconductor Equipment—2.9%
Cabot Microelectronics Corp.	113,284	12,470,303
MKS Instruments, Inc.	76,453	5,954,924
Monolithic Power Systems, Inc.	86,060	11,685,227

		30,110,454

Specialty Retail—0.5%
Designer Brands, Inc., Class A	289,890	5,557,191

Textiles, Apparel & Luxury Goods—1.1%
Columbia Sportswear Co.	119,385	11,957,602

Thrifts & Mortgage Finance—1.3%
Washington Federal, Inc.	380,140	13,278,290

	Shares	Value

Tobacco—1.1%
Universal Corp.	192,070	$11,672,094

Total Common Stock (cost—$952,511,190)		1,058,197,539

	Principal Amount (000s)

Repurchase Agreements—1.2%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $13,137,547; collateralized by U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $13,405,796 including accrued interest

(cost—$13,137,000)	$13,137	13,137,000

Total Investments (cost—$965,648,190)—101.9%		1,071,334,539

Liabilities in excess of other assets—(1.9)%		(19,716,525)

Net Assets—100.0%		$1,051,618,014

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $56, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

84	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

AllianzGI Small-Cap Fund

	Shares	Value

Common Stock—98.3%

Aerospace & Defense—1.7%
Axon Enterprise, Inc. (c)	5,430	$348,660
BWX Technologies, Inc.	3,640	189,644
HEICO Corp.	1,255	167,931
Kratos Defense & Security Solutions, Inc. (c)	18,230	417,285
Moog, Inc., Class A	8,575	802,706

		1,926,226

Airlines—0.3%
Spirit Airlines, Inc. (c)	6,345	302,847

Auto Components—1.0%
Dana, Inc.	37,840	754,530
Fox Factory Holding Corp. (c)	3,052	251,820
Stoneridge, Inc. (c)	4,085	128,882

		1,135,232

Banks—2.3%
BankFinancial Corp.	4,910	68,691
Carolina Financial Corp.	1,507	52,881
CBTX, Inc.	2,665	74,993
First BanCorp	81,210	896,558
First Financial Bankshares, Inc.	29,550	909,844
First Foundation, Inc.	3,664	49,244
HarborOne Bancorp, Inc. (c)	3,670	68,739
IBERIABANK Corp.	2,605	197,589
Preferred Bank	995	47,014
RBB Bancorp	3,380	65,369
Southern National Bancorp of Virginia, Inc.	5,305	81,220
Veritex Holdings, Inc.	2,187	56,753

		2,568,895

Beverages—1.1%
Boston Beer Co., Inc., Class A (c)	2,800	1,057,728
Craft Brew Alliance, Inc. (c)	5,065	70,859
MGP Ingredients, Inc.	1,136	75,328
Primo Water Corp. (c)	3,798	46,716

		1,250,631

Biotechnology—5.7%
Albireo Pharma, Inc. (c)	601	19,376
Amicus Therapeutics, Inc. (c)	6,492	81,020
Arena Pharmaceuticals, Inc. (c)	1,429	83,782
ArQule, Inc. (c)	3,881	42,730
Array BioPharma, Inc. (c)	3,658	169,475
Arrowhead Pharmaceuticals, Inc. (c)	5,384	142,676
Audentes Therapeutics, Inc. (c)	4,155	157,308
BioCryst Pharmaceuticals, Inc. (c)	4,126	15,638
Biohaven Pharmaceutical Holding Co., Ltd. (c)	891	39,017
BioSpecifics Technologies Corp. (c)	5,242	313,000
Blueprint Medicines Corp. (c)	1,838	173,379
Cara Therapeutics, Inc. (c)	1,488	31,992
Corbus Pharmaceuticals Holdings, Inc. (c)	2,059	14,269
CRISPR Therapeutics AG (c)	3,435	161,789
Dicerna Pharmaceuticals, Inc. (c)	2,123	33,437
Fate Therapeutics, Inc. (c)	2,141	43,462
Genomic Health, Inc. (c)	14,240	828,341
Global Blood Therapeutics, Inc. (c)	1,775	93,365
GlycoMimetics, Inc. (c)	1,786	21,289

	Shares	Value
Halozyme Therapeutics, Inc. (c)	51,590	$886,316
Intellia Therapeutics, Inc. (c)	8,443	138,212
Invitae Corp. (c)	25,137	590,720
Iovance Biotherapeutics, Inc. (c)	6,487	159,061
Kindred Biosciences, Inc. (c)	3,868	32,220
Kura Oncology, Inc. (c)	1,953	38,455
MacroGenics, Inc. (c)	1,653	28,051
Natera, Inc. (c)	21,279	586,875
Progenics Pharmaceuticals, Inc. (c)	3,900	24,063
PTC Therapeutics, Inc. (c)	2,783	125,235
REGENXBIO, Inc. (c)	2,626	134,898
T2 Biosystems, Inc. (c)	7,306	12,274
uniQure NV (c)	600	46,890
Vanda Pharmaceuticals, Inc. (c)	2,105	29,659
Veracyte, Inc. (c)	18,491	527,178
Vericel Corp. (c)	21,736	410,593
Viking Therapeutics, Inc. (c)	3,297	27,365
Voyager Therapeutics, Inc. (c)	1,421	38,680

		6,302,090

Building Products—0.3%
PGT Innovations, Inc. (c)	2,681	44,826
Simpson Manufacturing Co., Inc.	4,745	315,353

		360,179

Capital Markets—1.2%
Artisan Partners Asset Management, Inc., Class A	25,100	690,752
Barings BDC, Inc.	13,830	136,087
BlackRock TCP Capital Corp.	5,325	75,881
Golub Capital BDC, Inc.	15,370	273,586
Main Street Capital Corp.	2,143	88,120
Prospect Capital Corp.	11,905	77,740

		1,342,166

Chemicals—0.6%
American Vanguard Corp.	2,380	36,676
Balchem Corp.	690	68,979
Ingevity Corp. (c)	4,096	430,776
Westlake Chemical Partners L.P.	5,735	141,024

		677,455

Commercial Services & Supplies—2.6%
Brink’s Co.	3,532	286,728
Herman Miller, Inc.	20,130	899,811
MSA Safety, Inc.	5,455	574,902
Tetra Tech, Inc.	14,540	1,142,117

		2,903,558

Communications Equipment—0.6%
Acacia Communications, Inc. (c)	6,607	311,586
EchoStar Corp., Class A (c)	2,390	105,925
InterDigital, Inc.	1,045	67,298
NetScout Systems, Inc. (c)	2,740	69,569
Viavi Solutions, Inc. (c)	5,505	73,161

		627,539

Construction & Engineering—0.7%
EMCOR Group, Inc.	6,600	581,460
NV5 Global, Inc. (c)	1,448	117,867
Sterling Construction Co., Inc. (c)	4,590	61,598

		760,925

Construction Materials—0.1%
U.S. Concrete, Inc. (c)	1,148	57,044

	Shares	Value

Containers & Packaging—0.1%
Silgan Holdings, Inc.	3,740	$114,444

Diversified Consumer Services—1.4%
Bright Horizons Family Solutions, Inc. (c)	3,055	460,908
Carriage Services, Inc.	6,218	118,204
Chegg, Inc. (c)	8,204	316,592
Graham Holdings Co., Class B	200	138,006
Grand Canyon Education, Inc. (c)	665	77,818
HyreCar, Inc.	6,068	25,486
OneSpaWorld Holdings Ltd. (c)	7,105	110,128
Strategic Education, Inc.	1,787	318,086

		1,565,228

Diversified Financial Services—0.3%
Compass Diversified Holdings	15,310	292,574

Diversified Telecommunication Services—0.4%
Bandwidth, Inc., Class A (c)	3,018	226,410
Pareteum Corp. (c)	13,378	34,917
Vonage Holdings Corp. (c)	16,758	189,868

		451,195

Electric Utilities—3.1%
ALLETE, Inc.	3,080	256,287
El Paso Electric Co.	12,700	830,580
Hawaiian Electric Industries, Inc.	11,975	521,511
IDACORP, Inc.	1,745	175,250
Otter Tail Corp.	1,570	82,912
PNM Resources, Inc.	3,090	157,312
Portland General Electric Co.	26,715	1,447,152

		3,471,004

Electrical Equipment—0.8%
Atkore International Group, Inc. (c)	28,300	732,121
TPI Composites, Inc. (c)	7,009	173,263

		905,384

Electronic Equipment, Instruments & Components—3.6%
Fabrinet (c)	12,690	630,312
Methode Electronics, Inc.	23,700	677,109
Napco Security Technologies, Inc. (c)	11,329	336,245
Novanta, Inc. (c)	8,900	839,270
Sanmina Corp. (c)	22,680	686,750
SYNNEX Corp.	7,755	763,092

		3,932,778

Energy Equipment & Services—0.3%
DMC Global, Inc.	4,362	276,333
USA Compression Partners L.P.	4,130	73,390

		349,723

Entertainment—1.3%
Gaia, Inc. Class A (c)	3,807	28,857
Liberty Media Corp-Liberty Braves, Class A (c)	5,125	142,475
Liberty Media Corp-Liberty Braves, Class C (c)	5,035	140,829
Madison Square Garden Co., Class A (c)	585	163,765
Reading International, Inc., Class A (c)	8,280	107,474
Rosetta Stone, Inc. (c)	19,707	450,896
World Wrestling Entertainment, Inc., Class A	2,326	167,961

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	85

Schedule of Investments

June 30, 2019

	Shares	Value
Zynga, Inc., Class A (c)	43,535	$266,870

		1,469,127

Equity Real Estate Investment Trusts (REITs)—3.9%
CareTrust REIT, Inc.	33,730	802,099
Chatham Lodging Trust	25,820	487,223
CoreCivic, Inc.	36,080	749,021
Equity Commonwealth	12,750	414,630
Industrial Logistics Properties Trust	34,600	720,372
Outfront Media, Inc.	30,905	797,040
Ryman Hospitality Properties, Inc.	4,005	324,766
Winthrop Realty Trust (a)(b)(c)	12,960	2,074

		4,297,225

Food & Staples Retailing—0.5%
Casey’s General Stores, Inc.	740	115,432
Performance Food Group Co. (c)	8,137	325,724
PriceSmart, Inc.	1,165	59,555
Weis Markets, Inc.	1,865	67,905

		568,616

Food Products—2.5%
Cal-Maine Foods, Inc.	1,775	74,053
Conagra Brands, Inc.	2,967	78,685
Flowers Foods, Inc.	8,945	208,150
Freshpet, Inc. (c)	7,665	348,834
J&J Snack Foods Corp.	2,030	326,729
John B Sanfilippo & Son, Inc.	1,748	139,298
Lancaster Colony Corp.	995	147,857
Sanderson Farms, Inc.	5,100	696,456
Simply Good Foods Co. (c)	19,761	475,845
Tootsie Roll Industries, Inc.	6,300	232,659

		2,728,566

Gas Utilities—1.0%
Northwest Natural Holding Co.	1,015	70,543
ONE Gas, Inc.	835	75,400
Southwest Gas Holdings, Inc.	8,800	788,656
Suburban Propane Partners L.P.	5,510	133,838

		1,068,437

Healthcare Equipment & Supplies—5.7%
Antares Pharma, Inc. (c)	12,924	42,520
Axogen, Inc. (c)	2,648	52,430
BioLife Solutions, Inc. (c)	3,317	56,223
Cerus Corp. (c)	8,774	49,310
CONMED Corp.	1,005	85,998
CryoLife, Inc. (c)	2,778	83,146
CryoPort, Inc. (c)	18,064	330,933
CytoSorbents Corp. (c)	4,933	32,607
Globus Medical, Inc., Class A (c)	7,865	332,690
Haemonetics Corp. (c)	6,902	830,587
Hill-Rom Holdings, Inc.	4,105	429,465
Masimo Corp. (c)	9,565	1,423,463
Merit Medical Systems, Inc. (c)	7,976	475,051
Mesa Laboratories, Inc.	312	76,234
Novocure Ltd. (c)	5,179	327,468
OrthoPediatrics Corp. (c)	2,051	79,989
RTI Surgical Holdings, Inc. (c)	74,820	317,985
Sientra, Inc. (c)	2,890	17,802
STAAR Surgical Co. (c)	5,369	157,741
Surmodics, Inc. (c)	1,475	63,676
Tactile Systems Technology, Inc. (c)	1,733	98,642
Tandem Diabetes Care, Inc. (c)	5,102	329,181

	Shares	Value
Utah Medical Products, Inc.	2,595	$248,342
ViewRay, Inc. (c)	29,546	260,300
West Pharmaceutical Services, Inc.	775	96,991

		6,298,774

Healthcare Providers & Services—3.9%
Addus HomeCare Corp. (c)	5,998	449,550
Amedisys, Inc. (c)	4,345	527,527
BioTelemetry, Inc. (c)	1,579	76,029
Catasys, Inc. (c)	3,047	58,563
Chemed Corp.	770	277,847
Encompass Health Corp.	2,685	170,122
HealthEquity, Inc. (c)	3,909	255,649
Joint Corp. (c)	3,590	65,338
LHC Group, Inc. (c)	3,871	462,894
Premier, Inc., Class A (c)	2,985	116,743
Providence Service Corp. (c)	1,185	67,948
R1 RCM, Inc. (c)	132,107	1,661,906
RadNet, Inc. (c)	4,156	57,311
U.S. Physical Therapy, Inc.	565	69,252

		4,316,679

Healthcare Technology—1.2%
Omnicell, Inc. (c)	5,178	445,464
Tabula Rasa HealthCare, Inc. (c)	6,424	320,750
Teladoc Health, Inc. (c)	7,410	492,098
Vocera Communications, Inc. (c)	2,901	92,600

		1,350,912

Hotels, Restaurants & Leisure—2.5%
Carrols Restaurant Group, Inc. (c)	5,186	46,830
Cedar Fair L.P.	1,585	75,589
Century Casinos, Inc. (c)	5,726	55,542
Choice Hotels International, Inc.	1,690	147,047
Churchill Downs, Inc.	4,275	491,924
Dine Brands Global, Inc.	3,200	305,504
Eldorado Resorts, Inc. (c)	9,947	458,258
Hyatt Hotels Corp., Class A	7,890	600,666
International Speedway Corp., Class A	2,160	96,962
Jack in the Box, Inc.	1,100	89,529
Lindblad Expeditions Holdings, Inc. (c)	13,105	235,235
PlayAGS, Inc. (c)	9,900	192,555

		2,795,641

Household Durables—1.2%
Lennar Corp., Class B	12,965	499,282
LGI Homes, Inc. (c)	919	65,644
Taylor Morrison Home Corp., Class A (c)	36,300	760,848

		1,325,774

Household Products—0.3%
Central Garden & Pet Co. (c)	2,745	73,978
Central Garden & Pet Co., Class A (c)	2,790	68,746
WD-40 Co.	1,380	219,475

		362,199

Independent Power Producers & Energy Traders—0.4%
Ormat Technologies, Inc.	3,415	216,477
TerraForm Power, Inc., Class A	17,175	245,602

		462,079

	Shares	Value

Insurance—3.5%
American Equity Investment Life Holding Co.	22,890	$621,692
American National Insurance Co.	1,300	151,411
AMERISAFE, Inc.	3,165	201,832
Argo Group International Holdings Ltd.	11,907	881,713
Donegal Group, Inc., Class A	6,885	105,134
eHealth, Inc. (c)	5,505	473,981
Enstar Group Ltd. (c)	565	98,468
Investors Title Co.	445	74,315
Kemper Corp.	5,220	450,434
NI Holdings, Inc. (c)	5,465	96,239
ProAssurance Corp.	3,055	110,316
RLI Corp.	2,840	243,416
Safety Insurance Group, Inc.	1,090	103,692
State Auto Financial Corp.	6,590	230,650

		3,843,293

Interactive Media & Services—0.4%
QuinStreet, Inc. (c)	29,897	473,867

Internet & Direct Marketing Retail—0.1%
Liberty Expedia Holdings, Inc., Class A (c)	2,160	103,226

IT Services—2.9%
Brightcove, Inc. (c)	6,236	64,418
Carbonite, Inc. (c)	2,276	59,267
CSG Systems International, Inc.	2,305	112,553
Hackett Group, Inc.	3,214	53,963
LiveRamp Holdings, Inc. (c)	8,156	395,403
ManTech International Corp., Class A	16,155	1,063,807
MAXIMUS, Inc.	12,235	887,527
Science Applications International Corp.	7,135	617,605

		3,254,543

Leisure Equipment & Products—2.0%
Clarus Corp.	29,960	432,622
Malibu Boats, Inc., Class A (c)	18,554	720,823
MasterCraft Boat Holdings, Inc. (c)	32,406	634,833
YETI Holdings, Inc. (c)	14,309	414,246

		2,202,524

Life Sciences Tools & Services—4.0%
Charles River Laboratories International, Inc. (c)	8,390	1,190,541
Codexis, Inc. (c)	2,622	48,323
Fluidigm Corp. (c)	23,430	288,658
Medpace Holdings, Inc. (c)	10,145	663,686
NanoString Technologies, Inc. (c)	9,261	281,071
NeoGenomics, Inc. (c)	24,929	546,942
PRA Health Sciences, Inc. (c)	9,645	956,302
Quanterix Corp. (c)	13,372	451,840

		4,427,363

Machinery—2.0%
Chart Industries, Inc. (c)	5,558	427,299
Columbus McKinnon Corp.	6,377	267,643
Kadant, Inc.	834	75,735
Kornit Digital Ltd. (c)	17,660	559,115
Park-Ohio Holdings Corp.	8,340	271,801
SPX Corp. (c)	19,700	650,494

		2,252,087

Media—2.0%
Cable One, Inc.	135	158,084
Cardlytics, Inc. (c)	2,561	66,535
Fluent, Inc. (c)	9,439	50,782
Gray Television, Inc. (c)	19,650	322,063

86	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

	Shares	Value
Liberty Broadband Corp., Class A (c)	1,915	$196,938
Loral Space & Communications, Inc. (c)	1,990	68,675
New York Times Co., Class A	2,375	77,472
News Corp., Class B	11,635	162,425
Nexstar Media Group, Inc., Class A	7,723	780,023
Scholastic Corp.	2,815	93,571
TechTarget, Inc. (c)	13,096	278,290

		2,254,858

Metals & Mining—0.1%
Novagold Resources, Inc. (c)	11,830	69,915

Mortgage Real Estate Investment Trusts (REITs)—3.3%
Apollo Commercial Real Estate Finance, Inc.	21,350	392,627
ARMOUR Residential REIT, Inc.	5,390	100,470
Blackstone Mortgage Trust, Inc., Class A	13,480	479,618
Capstead Mortgage Corp.	57,000	475,950
Chimera Investment Corp.	6,815	128,599
Ellington Financial, Inc. (c)	7,490	134,595
Exantas Capital Corp.	20,680	233,891
Granite Point Mortgage Trust, Inc.	18,445	353,960
Invesco Mortgage Capital, Inc.	4,170	67,220
MFA Financial, Inc.	75,220	540,080
Ready Capital Corp.	14,020	208,898
TPG RE Finance Trust, Inc.	25,860	498,839

		3,614,747

Multi-Line Retail—0.2%
Ollie’s Bargain Outlet Holdings, Inc. (c)	2,054	178,924

Multi-Utilities—1.1%
Black Hills Corp.	7,030	549,535
NorthWestern Corp.	5,365	387,085
Unitil Corp.	4,035	241,656

		1,178,276

Oil, Gas & Consumable Fuels—1.8%
Alliance Resource Partners L.P.	37,725	640,571
Black Stone Minerals L.P.	7,555	117,103
Dorchester Minerals L.P.	3,840	70,310
Enviva Partners L.P.	3,355	105,414
Evolution Petroleum Corp.	6,110	43,687
Par Pacific Holdings, Inc. (c)	4,550	93,366
PBF Logistics L.P.	6,450	136,353
Penn Virginia Corp. (c)	925	28,379
Plains GP Holdings L.P., Class A (c)	18,450	460,697
Ship Finance International Ltd.	9,440	118,094
Sunoco L.P.	4,040	126,371
TC Pipelines L.P.	2,220	83,516

		2,023,861

Paper & Forest Products—0.4%
Mercer International, Inc.	25,235	390,385

Personal Products—0.3%
Inter Parfums, Inc.	1,185	78,791
Medifast, Inc.	1,539	197,454
USANA Health Sciences, Inc. (c)	885	70,295

		346,540

	Shares	Value

Pharmaceuticals—1.0%
Amphastar Pharmaceuticals, Inc. (c)	2,508	$52,944
ANI Pharmaceuticals, Inc. (c)	934	76,775
Axsome Therapeutics, Inc. (c)	1,032	26,574
Catalent, Inc. (c)	10,415	564,597
Cymabay Therapeutics, Inc. (c)	2,580	18,473
Horizon Therapeutics PLC (c)	14,525	349,471
Omeros Corp. (c)	1,414	22,186

		1,111,020

Professional Services—2.6%
ASGN, Inc. (c)	11,635	705,081
CRA International, Inc.	895	34,305
FTI Consulting, Inc. (c)	7,820	655,629
Heidrick & Struggles International, Inc.	22,550	675,823
Insperity, Inc.	3,175	387,795
Kforce, Inc.	2,019	70,847
Upwork, Inc. (c)	17,773	285,790

		2,815,270

Real Estate Management & Development—0.9%
HFF, Inc., Class A	19,035	865,712
St Joe Co. (c)	4,845	83,721

		949,433

Road & Rail—0.3%
Universal Logistics Holdings, Inc.	15,235	342,330

Semiconductors & Semiconductor Equipment—1.3%
Ambarella, Inc. (c)	7,478	330,004
Axcelis Technologies, Inc. (c)	2,166	32,598
AXT, Inc. (c)	7,288	28,860
FormFactor, Inc. (c)	3,867	60,596
Ichor Holdings Ltd. (c)	2,231	52,741
Inphi Corp. (c)	5,197	260,370
MKS Instruments, Inc.	4,103	319,583
Semtech Corp. (c)	6,656	319,821

		1,404,573

Software—6.8%
ACI Worldwide, Inc. (c)	16,200	556,308
Alteryx, Inc., Class A (c)	2,118	231,116
Aspen Technology, Inc. (c)	4,640	576,659
Blackline, Inc. (c)	6,017	321,970
Digital Turbine, Inc. (c)	61,236	306,180
Everbridge, Inc. (c)	4,834	432,256
Five9, Inc. (c)	6,655	341,335
Instructure, Inc. (c)	1,737	73,822
LivePerson, Inc. (c)	15,016	421,049
MobileIron, Inc. (c)	8,838	54,796
Model N, Inc. (c)	36,196	705,822
Pluralsight, Inc., Class A (c)	9,748	295,559
PROS Holdings, Inc. (c)	1,668	105,518
Rapid7, Inc. (c)	5,640	326,217
RealPage, Inc. (c)	3,440	202,444
Sapiens International Corp. NV	1,453	24,149
SPS Commerce, Inc. (c)	8,225	840,677
Upland Software, Inc. (c)	2,373	108,043
Verint Systems, Inc. (c)	20,649	1,110,503
Yext, Inc. (c)	9,278	186,395
Zix Corp. (c)	32,319	293,780

		7,514,598

Specialty Retail—0.9%
Boot Barn Holdings, Inc. (c)	10,235	364,775
Cato Corp., Class A	13,290	163,733
Murphy USA, Inc. (c)	855	71,846
Williams-Sonoma, Inc.	4,400	286,000

	Shares	Value
Winmark Corp.	440	$76,186

		962,540

Technology Hardware, Storage & Peripherals—0.1%
Pure Storage, Inc., Class A (c)	10,382	158,533

Textiles, Apparel & Luxury Goods—1.2%
Columbia Sportswear Co.	3,565	357,070
Crocs, Inc. (c)	26,090	515,278
Deckers Outdoor Corp. (c)	2,705	475,999

		1,348,347

Thrifts & Mortgage Finance—5.0%
America First Multifamily Investors L.P.	21,665	154,255
Capitol Federal Financial, Inc.	30,070	414,064
ESSA Bancorp, Inc.	4,015	61,229
Essent Group Ltd. (c)	20,023	940,881
First Defiance Financial Corp.	2,210	63,140
Flagstar Bancorp, Inc.	2,795	92,626
Kearny Financial Corp.	17,130	227,658
LendingTree, Inc. (c)	781	328,043
Meridian Bancorp, Inc.	8,976	160,581
MGIC Investment Corp. (c)	65,930	866,320
Northwest Bancshares, Inc.	5,430	95,622
OceanFirst Financial Corp.	2,860	71,071
Oritani Financial Corp.	16,635	295,105
PCSB Financial Corp.	7,800	157,950
Radian Group, Inc.	43,485	993,632
Territorial Bancorp, Inc.	6,915	213,673
Waterstone Financial, Inc.	20,415	348,280

		5,484,130

Tobacco—0.4%
Turning Point Brands, Inc.	6,785	332,329
Universal Corp.	2,400	145,848

		478,177

Trading Companies & Distributors—0.2%
Rush Enterprises, Inc., Class B	6,915	255,233

Water Utilities—0.8%
American States Water Co.	7,530	566,557
SJW Group	5,960	362,189

		928,746

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (c)	4,296	77,199

Total Common Stock (cost—$93,007,272)		108,785,684

	Principal Amount (000s)

Repurchase Agreements—2.1%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $2,279,095; collateralized by U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $2,327,130 including accrued interest

(cost—$2,279,000)	$2,279	2,279,000

Total Investments (cost—$95,286,272)—100.4%		111,064,684

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	87

Schedule of Investments

June 30, 2019

Value

Liabilities in excess of other assets—(0.4)%	$(416,849)

Net Assets—100.0%	$110,647,835

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $2,074, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Technology Fund

	Shares	Value

Common Stock—91.1%

Communications Equipment—2.3%
Arista Networks, Inc. (d)	79,650	$20,678,733
Cisco Systems, Inc.	112,495	6,156,851
Juniper Networks, Inc.	95	2,530
Lumentum Holdings, Inc. (d)	95	5,074
Motorola Solutions, Inc.	95	15,839
Nokia Oyj ADR	95	476
Palo Alto Networks, Inc. (d)	45,280	9,226,253

		36,085,756

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR (d)	95	9,175

Diversified Telecommunication Services—0.0%
AT&T, Inc.	95	3,184
Verizon Communications, Inc.	95	5,427

		8,611

Electrical Equipment—0.8%
Bloom Energy Corp., Class A (d)	1,063,490	13,049,022
Nidec Corp.	100	13,734

		13,062,756

Electronic Equipment, Instruments & Components—0.0%
CDW Corp.	95	10,545
Cognex Corp.	100	4,798
IPG Photonics Corp. (d)	95	14,654
Murata Manufacturing Co., Ltd.	300	13,506
Samsung Electro-Mechanics Co., Ltd.	165	14,039
Samsung SDI Co., Ltd.	950	194,906

		252,448

Entertainment—1.1%
Electronic Arts, Inc. (d)	36,335	3,679,282
Netflix, Inc. (d)	21,110	7,754,125
Nintendo Co., Ltd.	100	36,690
Take-Two Interactive Software, Inc. (d)	52,600	5,971,678

		17,441,775

Healthcare Technology—0.2%
Veeva Systems, Inc., Class A (d)	21,270	3,448,080

Household Durables—0.0%
Garmin Ltd.	95	7,581

Industrial Conglomerates—1.0%
Roper Technologies, Inc.	45,200	16,554,952

Interactive Media & Services—9.4%
58.com, Inc. ADR (d)	95	5,906
Alphabet, Inc., Class A (c)(d)	16,150	17,487,220
Alphabet, Inc., Class C (d)	17,085	18,467,347
Baidu, Inc. ADR (d)	95	11,149
Facebook, Inc., Class A (c)(d)	603,405	116,457,165
NAVER Corp.	475	46,945
Tencent Holdings Ltd.	100	4,524
TripAdvisor, Inc. (d)	95	4,398
Twitter, Inc. (d)	95	3,316

	Shares	Value
Weibo Corp. ADR (d)	20	$871
Yandex NV, Class A (d)	95	3,610
Yelp, Inc. (d)	95	3,247
Zillow Group, Inc., Class A (d)	95	4,347

		152,500,045

Internet & Direct Marketing Retail—6.4%
Alibaba Group Holding Ltd. ADR (d)	100	16,945
Amazon.com, Inc. (d)	54,755	103,685,711
Ctrip.com International Ltd. ADR (d)	95	3,506
eBay, Inc.	95	3,752
Expedia Group, Inc.	95	12,638
GrubHub, Inc. (d)	95	7,409
JD.com, Inc. ADR (d)	95	2,878

		103,732,839

IT Services—22.9%
Accenture PLC, Class A	95	17,553
Adyen NV (a)(d)	95	73,282
Akamai Technologies, Inc. (d)	220,535	17,673,675
Amadeus IT Group S.A.	95	7,528
Automatic Data Processing, Inc.	95	15,706
DXC Technology Co.	287,660	15,864,449
Fidelity National Information Services, Inc.	65,050	7,980,334
First Data Corp., Class A (d)	349,440	9,459,341
Fiserv, Inc. (d)	38,840	3,540,654
Global Payments, Inc.	53,840	8,621,399
GoDaddy, Inc., Class A (d)	95	6,664
Mastercard, Inc., Class A	182,745	48,341,535
MongoDB, Inc. (d)	253,825	38,604,244
Okta, Inc. (d)	507,110	62,633,156
PayPal Holdings, Inc. (d)	331,775	37,974,967
Perspecta, Inc.	2,645	61,920
Sabre Corp.	95	2,109
Shopify, Inc., Class A (d)	95	28,514
Square, Inc., Class A (c)(d)	250,070	18,137,577
Tata Consultancy Services Ltd.	2,000	64,562
Total System Services, Inc.	84,005	10,775,321
Twilio, Inc., Class A (d)	398,155	54,288,434
Visa, Inc., Class A	139,585	24,224,977
Worldpay, Inc., Class A (d)	96,030	11,768,477

		370,166,378

Media—0.0%
Comcast Corp., Class A	95	4,016

Professional Services—0.0%
Verisk Analytics, Inc.	95	13,914

Semiconductors & Semiconductor Equipment—10.4%
Advanced Micro Devices, Inc. (d)	634,705	19,275,991
ams AG (d)	95	3,720
Analog Devices, Inc.	81,345	9,181,410
Applied Materials, Inc.	100	4,491
Broadcom, Inc.	45,260	13,028,544
Cree, Inc. (d)	564,935	31,738,048
Cypress Semiconductor Corp.	833,965	18,547,382
Infineon Technologies AG	95	1,688
Intel Corp.	100	4,787
KLA-Tencor Corp.	92,875	10,977,825
Lam Research Corp.	30,510	5,730,998
Maxim Integrated Products, Inc.	95	5,683

88	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2019

	Shares	Value
MediaTek, Inc.	1,000	$10,129
Microchip Technology, Inc.	204,357	17,717,752
Micron Technology, Inc. (c)(d)	87,675	3,383,378
NVIDIA Corp.	95	15,602
ON Semiconductor Corp. (d)	960,295	19,407,562
QUALCOMM, Inc.	128,265	9,757,119
SK Hynix, Inc.	100	6,015
Skyworks Solutions, Inc.	100	7,727
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	100	3,917
Teradyne, Inc.	95	4,551
Texas Instruments, Inc.	29,745	3,413,536
Tokyo Electron Ltd.	800	112,444
Universal Display Corp.	95	17,866
Xilinx, Inc.	50,895	6,001,538

		168,359,703

Software—33.4%
Adobe, Inc. (d)	100	29,465
Alteryx, Inc., Class A (d)	290,505	31,699,906
Aspen Technology, Inc. (d)	6,790	843,861
Atlassian Corp. PLC, Class A (d)	126,500	16,551,260
Aveva Group PLC	322,285	16,538,362
Box, Inc., Class A (d)	95	1,673
Cornerstone OnDemand, Inc. (d)	95	5,503
Coupa Software, Inc. (d)	95	12,028
Crowdstrike Holdings, Inc. (d)	2,685	183,359
CyberArk Software Ltd. (d)	79,435	10,154,970
DocuSign, Inc. (d)	95	4,722
Dropbox, Inc., Class A (d)	95	2,380
Elastic NV (d)	95,924	7,161,686
ForeScout Technologies, Inc. (d)	115,235	3,901,857
Fortinet, Inc. (d)	100	7,683
HubSpot, Inc. (d)	12,300	2,097,396
Intuit, Inc.	95	24,826
Microsoft Corp. (c)	1,021,876	136,890,509
Nutanix, Inc., Class A (d)	392,035	10,169,388
Oracle Corp.	95	5,412
Paycom Software, Inc. (d)	406,624	92,189,793
Proofpoint, Inc. (d)	133,355	16,035,939
Rapid7, Inc. (d)	221,795	12,828,623
RealPage, Inc. (d)	100	5,885
Red Hat, Inc. (d)	95	17,837
RingCentral, Inc., Class A (d)	246,620	28,341,570
Salesforce.com, Inc. (d)	140,516	21,320,493
SAP SE ADR	95	12,996
ServiceNow, Inc. (d)	222,030	60,962,777
Sophos Group PLC (a)	95	477
Splunk, Inc. (d)	95	11,946
Tableau Software, Inc., Class A (d)	100	16,602
Temenos AG (d)	3,300	590,878
Tenable Holdings, Inc. (d)	131,627	3,756,635

	Shares	Value
VMware, Inc., Class A	95	$15,885
Workday, Inc., Class A (d)	191,820	39,434,356
Zendesk, Inc. (d)	95	8,458
Zscaler, Inc. (d)	365,605	28,019,967
Zuora, Inc., Class A (d)	95	1,455

		539,858,818

Technology Hardware, Storage & Peripherals—3.2%
Apple, Inc. (c)	73,105	14,468,942
Catcher Technology Co., Ltd.	1,000	7,185
Dell Technologies, Inc. Class C (d)	175	8,890
Hewlett Packard Enterprise Co.	95	1,420
HP, Inc.	95	1,975
NetApp, Inc. (c)	531,485	32,792,625
Pure Storage, Inc., Class A (d)	314,260	4,798,750
Samsung Electronics Co., Ltd.	950	38,684
Western Digital Corp.	95	4,517

		52,122,988

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc. (d)	95	7,043

Total Common Stock (cost—$891,697,270)		1,473,636,878

Exchange-Traded Funds—0.0%
iShares FTSE A50 China Index (cost—$1,524)	1,000	1,913

	Principal Amount (000s)

Repurchase Agreements—9.2%

State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $149,345,222; collateralized by U.S. Treasury Inflation Indexed Notes, 0.25%, due 1/15/25, valued at $4,725,325 including accrued interest and U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $221,268 including accrued interest and U.S. Treasury Notes, 1.875%-2.50%, due 5/15/24-8/31/24, valued at $147,383,474 including accrued interest

(cost—$149,339,000)	$149,339	149,339,000

Total Options Purchased —0.2% (cost—$1,613,883) (d)(e)(f)		2,659,800

Total Investments, before options written and securities sold short (cost—$1,042,651,677)—100.5%		1,625,637,591

	Shares	Value

Securities sold Short—(0.0)%

Common Stock—(0.0)%

IT Services—(0.0)%
International Business Machines Corp. (proceeds received—$162)	1	$(138)

Total Options Written—(0.0)%
(premiums received—$2,868,581) (d)(e)(f)		(437,500)

Total Investments, net of options written and securities sold short (cost—$1,039,782,934) (b)—100.5%		1,625,199,953

Other liabilities in excess of other assets—(0.5)%		(7,943,749)

Net Assets—100.0%		$1,617,256,204

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $73,759, representing less than 0.05% of net assets.

(b) Securities (net of security sold short) with an aggregate value of $17,781,211, representing 1.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for security sold short and options written.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	89

Schedule of Investments

June 30, 2019

(f) Exchange traded option contracts outstanding at June 30, 2019:

Options purchased contracts outstanding at June 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation

Call options:
Broadcom Ltd.	260.00 USD	1/17/20	620	$62,000	$2,659,800	$1,613,883	$1,045,917

Options written contracts outstanding at June 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation

Call options:
Arista Networks, Inc.	330.00 USD	9/20/19	(608)	$(60,800)	$(136,800)	$(1,484,253)	$1,347,453

Put options:
Broadcom Ltd.	210.00 USD	1/17/20	(620)	$(62,000)	$(300,700)	$(1,384,328)	$1,083,628

Total options written contracts					$(437,500)	$(2,868,581)	$2,431,081

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

90	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	91

Statements of Assets and Liabilities

June 30, 2019

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$376,561,184	$1,045,300,828	$12,137,842	$131,701,732
Investments in Affiliates, at value	—	—	—	—
Cash	2,125,431	542	28,961	284
Foreign currency, at value	3,601,595	—	960	301,018
Dividends and interest receivable (net of foreign withholding taxes)	1,976,321	255,169	10,813	137,212
Receivable for Fund shares sold	218,906	305,710	3,275	3,542
Investments in Affiliated Funds —Trustees Deferred Compensation Plan (see Note 4)	65,339	232,365	9,035	51,476
Tax reclaims receivable	51,814	—	11,553	153,127
Receivable for investments sold	—	6,581,228	93,470	2,652,299
Prepaid expenses and other assets	—	—	—	—
Total Assets	384,600,590	1,052,675,842	12,295,909	135,000,690
Liabilities:
Payable for Fund shares redeemed	3,458,216	938,294	7,081	204,089
Payable for investments purchased	2,124,560	9,416,570	38,463	701,153
Investment Advisory fees payable	185,163	273,697	6,459	95,348
Administration fees payable	73,453	275,983	3,778	42,087
Trustees Deferred Compensation Plan payable (see Note 4)	65,339	232,365	9,035	51,476
Servicing fees payable	9,806	121,964	1,250	10,330
Distribution fees payable	2,110	33,180	645	4,400
Options written, at value	—	—	—	—
Accrued expenses and other liabilities	322,346	—	—	—
Total Liabilities	6,240,993	11,292,053	66,711	1,108,883
Net Assets	$378,359,597	$1,041,383,789	$12,229,198	$133,891,807
Net Assets Consist of:
Paid-in-capital	$386,315,847	$588,209,374	$22,107,763	$112,761,138
Total distributable earnings	(7,956,250)	453,174,415	(9,878,565)	21,130,669
Net Assets	$378,359,597	$1,041,383,789	$12,229,198	$133,891,807
Cost of Investments	$342,306,247	$647,434,842	$11,379,430	$111,374,823
Cost of Investments in Affiliates	$—	$—	$—	$—
Cost of Foreign Currency	$3,589,301	$—	$961	$298,762
Premiums Received for Options Written	$—	$—	$—	$—

92	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$156,037,624	$4,510,061,949	$313,057,281	$1,356,715,113	$179,422,595
—	17,134,504	—	—	—
725	124,365	63	169	818
33,207	—	—	—	53,011
81,601	31,760,397	77,325	2,225,389	448,411
118,395	9,805,880	12,303	428,102	14,284
42,486	582,835	62,568	1,449,027	296,066
155,304	4,180	—	472,495	298,154
5,098,836	6,626,973	6,988,178	48,844,886	—
—	2,496	—	—	—
161,568,178	4,576,103,579	320,197,718	1,410,135,181	180,533,339

39,032	4,275,564	191,586	2,410,456	243,633
5,828,361	42,884,208	7,508,345	47,740,210	—
92,969	2,179,443	110,090	388,816	74,887
46,169	1,207,551	90,846	376,891	60,937
42,486	582,835	62,568	1,449,027	296,066
28,264	507,634	49,249	115,108	17,407
2,330	699,850	17,611	411,459	34,554
—	760,940	—	—	—
—	—	—	—	286
6,079,611	53,098,025	8,030,295	52,891,967	727,770
$155,488,567	$4,523,005,554	$312,167,423	$1,357,243,214	$179,805,569

$128,083,679	$4,978,178,241	$234,031,163	$1,143,481,116	$621,652,311
27,404,888	(455,172,687)	78,136,260	213,762,098	(441,846,742)
$155,488,567	$4,523,005,554	$312,167,423	$1,357,243,214	$179,805,569
$134,488,078	$4,949,194,679	$240,932,500	$1,180,829,262	$172,970,521
$—	$24,798,435	$—	$—	$—
$33,219	$—	$—	$—	$52,899
$—	$611,487	$—	$—	$—

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	93

Statements of Assets and Liabilities (cont’d)

June 30, 2019

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$48,388,176	$577,106,080	$5,465,752	$46,947,011
Class C	3,675,209	48,705,644	1,153,689	7,353,563
Class R	—	22,511,374	—	—
Class P	20,453,782	91,265,180	600,509	11,675,259
Institutional Class	282,195,352	162,173,235	5,009,248	67,915,974
Class R6	23,647,078	134,484,752	—	—
Administrative Class	—	5,137,524	—	—
Shares Issued and Outstanding:
Class A	1,788,429	10,821,431	384,899	1,192,591
Class C	137,065	1,414,951	86,822	222,151
Class R	—	576,986	—	—
Class P	773,115	2,286,624	41,588	274,663
Institutional Class	10,412,212	3,317,286	343,578	1,580,382
Class R6	876,968	2,746,687	—	—
Administrative Class	—	113,270	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$27.06	$53.33	$14.20	$39.37
Class C	26.81	34.42	13.29	33.10
Class R	—	39.02	—	—
Class P	26.46	39.91	14.44	42.51
Institutional Class	27.10	48.89	14.58	42.97
Class R6	26.96	48.96	—	—
Administrative Class	—	45.36	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

94	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$147,068,196	$1,458,641,292	$240,016,981	$453,254,809	$71,931,467
4,130,622	1,234,667,443	21,251,354	75,395,070	13,926,439
—	4,873,241	1,384,455	73,609,556	6,107,555
—	1,122,083,129	11,617,294	378,642,359	38,654,561
4,289,749	702,740,449	36,372,043	263,356,795	46,472,052
—	—	—	65,935,301	1,277,118
—	—	1,525,296	47,049,324	1,436,377

4,557,346	132,537,980	64,033,206	37,438,136	3,893,551
167,161	122,581,384	7,130,233	6,118,343	767,105
—	442,818	377,813	6,080,991	329,780
—	99,358,517	2,667,212	30,999,297	2,080,022
130,958	61,606,574	8,286,181	21,590,378	2,498,067
—	—	—	5,426,183	68,685
—	—	380,765	3,789,921	77,471

$32.27	$11.01	$3.75	$12.11	$18.47
24.71	10.07	2.98	12.32	18.15
—	11.01	3.66	12.10	18.52
—	11.29	4.36	12.21	18.58
32.76	11.41	4.39	12.20	18.60
—	—	—	12.15	18.59
—	—	4.01	12.41	18.54

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	95

Statements of Assets and Liabilities (cont’d)

June 30, 2019

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Assets:
Investments, at value	$344,382,417	$1,326,121,930	$1,071,334,539	$111,064,684
Cash	—	37,396	27,766	151,482
Foreign currency, at value	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	528,922	2,326,188	1,667,313	133,788
Receivable for investments sold	9,305,176	3,130,575	9,596,281	94,422
Receivable for Fund shares sold	40,771	891,875	393,988	102,742
Tax reclaims receivable	70,146	17,706	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	176,470	293,980	1,193,325	13,355
Prepaid expenses and other assets	—	—	887	—
Total Assets	354,503,902	1,332,819,650	1,084,214,099	111,560,473
Liabilities:
Payable for investments purchased	7,120,802	8,631,799	16,201,187	760,020
Payable for Fund shares redeemed	1,294,035	10,241,504	13,749,473	49,253
Payable to custodian for cash overdraft	124,415	—	—	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Investment Advisory fees payable	118,153	546,835	406,439	49,553
Distribution fees payable	7,654	38,585	681,250	4,418
Servicing fees payable	36,723	126,899	89,052	13,904
Administration fees payable	94,915	138,888	275,359	22,135
Trustees Deferred Compensation Plan payable (see Note 4)	176,470	293,980	1,193,325	13,355
Accrued expenses and other liabilities	—	—	—	—
Total Liabilities	8,973,167	20,018,490	32,596,085	912,638
Net Assets	$345,530,735	$1,312,801,160	$1,051,618,014	$110,647,835
Net Assets Consist of:
Paid-in-capital	$334,956,545	$1,117,290,744	$933,663,384	$96,781,988
Total distributable earnings	10,574,190	195,510,416	117,954,630	13,865,847
Net Assets	$345,530,735	$1,312,801,160	$1,051,618,014	$110,647,835
Cost of Investments	$326,345,995	$1,169,509,168	$965,648,190	$95,286,272
Cost of Foreign Currency	$—	$—	$—	$—
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

96	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$1,625,637,591
534
4,159,521
354,369
162
972,779
38,239
361,362
—
1,631,524,557

10,867,989
924,640
—
138
437,500
1,102,360
30,191
123,604
417,211
361,362
3,358
14,268,353
$1,617,256,204

$904,007,467
713,248,737
$1,617,256,204
$1,042,651,677
$4,017,500
$162
$2,868,581

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	97

Statements of Assets and Liabilities (cont’d)

June 30, 2019

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Net Assets:
Class A	$178,310,805	$595,707,348	$439,711,494	$66,268,671
Class C	12,080,321	48,176,490	3,984,226	7,873,449
Class R	2,089,543	20,086,898	22,152,785	—
Class P	19,097,025	197,201,241	39,425,629	9,636,814
Institutional Class	132,572,030	406,172,336	288,308,787	9,076,673
Class R6	—	18,052,105	150,199,529	17,792,228
Administrative Class	1,381,011	27,404,742	107,835,564	—
Shares Issued and Outstanding:
Class A	6,628,700	19,465,828	30,266,190	3,398,376
Class C	443,577	1,915,109	307,261	421,486
Class R	76,873	767,912	1,397,299	—
Class P	703,230	7,991,171	2,347,826	488,224
Institutional Class	4,951,950	12,393,400	17,005,697	456,030
Class R6	—	551,207	8,911,453	894,127
Administrative Class	50,614	868,025	7,446,621	—
Net Asset Value and Redemption Price Per Share:*
Class A	$26.90	$30.60	$14.53	$19.50
Class C	27.23	25.16	12.97	18.68
Class R	27.18	26.16	15.85	—
Class P	27.16	24.68	16.79	19.74
Institutional Class	26.77	32.77	16.95	19.90
Class R6	—	32.75	16.85	19.90
Administrative Class	27.29	31.57	14.48	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

98	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$601,111,542
48,842,320
—
155,552,757
800,061,333
—
11,688,252

9,404,449
1,080,184
—
2,145,803
10,797,477
—
170,205

$63.92
45.22
—
72.49
74.10
—
68.67

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	99

Statements of Operations

Year ended June 30, 2019

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$10,604,905	$8,743,849	$507,764	$2,023,376
Interest	26,575	49,137	727	21,119
Miscellaneous	15	7,366	90	8
Total Investment Income	10,631,495	8,800,352	508,581	2,044,503
Expenses:
Investment advisory	2,988,041	4,670,220	108,197	1,448,455
Administration	1,453,346	3,787,750	63,460	640,433
Distribution — Class C	37,549	769,784	11,552	90,026
Distribution — Class R	—	56,518	—	—
Servicing — Class A	141,647	1,304,173	15,956	127,822
Servicing — Class C	12,516	256,595	3,851	30,009
Servicing — Class R	—	56,518	—	—
Distribution and/or servicing — Administrative Class	—	11,804	—	—
Trustees	45,702	133,042	2,550	21,460
Line of credit commitment	9,070	26,125	631	4,316
Excise tax	3,886	—	—	—
Legal	237	744	15	124
Interest expense	—	—	—	—
Securities sold short	—	—	70	—
Miscellaneous	6,827	9,175	1,367	3,728
Total Expenses	4,698,821	11,082,448	207,649	2,366,373
Less: Investment Advisory/Administration waived	(1,230,370)	(1,142,160)	—	—
Net Expenses	3,468,451	9,940,288	207,649	2,366,373
Net Investment Income (Loss)	7,163,044	(1,139,936)	300,932	(321,870)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(33,743,717)	129,030,700	(615,914)	3,581,736
Options written	—	—	1,475	—
Forward foreign currency contracts	—	—	53	—
Foreign currency transactions	(596,374)	—	(5,944)	(66,794)
Payments from Affiliates (See Note 11)	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	15,537,362	(63,725,778)	(1,778,464)	(15,629,895)
Investments in Affiliates	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	66,588	—	(258)	8,273
Net realized and change in unrealized gain (loss)	(18,736,141)	65,304,922	(2,399,052)	(12,106,680)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(11,573,097)	$64,164,986	$(2,098,120)	$(12,428,550)
* Foreign withholding taxes	$1,227,896	$—	$19,455	$134,082

100	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$2,320,195	$32,730,440	$1,430,206	$49,210,207	$6,684,103
16,008	94,968,984	4,483	54,200	6,674
7	176	24,602	80	11
2,336,210	127,699,600	1,459,291	49,264,487	6,690,788

1,226,963	26,639,275	1,384,507	7,443,978	1,298,436
610,517	14,643,835	1,144,290	5,936,752	1,028,695
40,250	8,691,178	416,712	984,421	158,712
—	10,764	3,443	206,842	18,290
362,597	3,341,634	483,100	1,238,829	194,936
13,417	2,897,059	138,904	328,140	52,904
—	10,764	3,443	206,842	18,290
—	—	3,580	160,864	7,327
20,024	510,440	38,136	217,798	29,743
4,142	101,204	7,483	43,023	5,801
—	—	—	—	—
113	2,766	207	1,264	165
—	—	—	50,771	3,974
—	—	—	—	—
1,275	46,385	4,083	30,597	18,570
2,279,298	56,895,304	3,627,888	16,850,121	2,835,843
—	(374,587)	—	(1,733,319)	(162,304)
2,279,298	56,520,717	3,627,888	15,116,802	2,673,539
56,912	71,178,883	(2,168,597)	34,147,685	4,017,249

18,945,101	236,520,662	7,637,849	130,028,359	6,520,290
—	3,813,150	—	—	—
—	—	—	—	—
(8,815)	—	(112)	10	(122,714)
—	2,600	—	—	—

(380,172)	(91,091,929)	31,311,937	(113,532,002)	(12,729,685)
—	(7,663,931)	—	—	—
—	(825,515)	—	—	—
7,542	—	—	413	27,990
18,563,656	140,755,037	38,949,674	16,496,780	(6,304,119)
$18,620,568	$211,933,920	$36,781,077	$50,644,465	$(2,286,870)
$75,997	$5,418	$7,005	$1,001,837	$576,113

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	101

Statements of Operations (cont’d)

Year ended June 30, 2019

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Investment Income:
Interest	$16,962	$80,779	$87,431	$10,003
Dividends, net of foreign withholding taxes*	9,348,866	31,164,366	44,143,690	1,477,204
Miscellaneous	15	56	80	13,847
Total Investment Income	9,365,843	31,245,201	44,231,201	1,501,054
Expenses:
Investment advisory	1,578,888	7,015,388	9,391,268	589,304
Administration	1,272,350	4,625,059	5,112,958	374,592
Distribution — Class C	201,091	646,928	272,469	118,413
Distribution — Class R	7,408	45,493	71,626	—
Servicing — Class A	426,727	1,438,083	1,397,091	152,063
Servicing — Class C	67,030	215,643	90,823	39,471
Servicing — Class R	7,408	45,493	71,626	—
Distribution and/or servicing — Administrative Class	3,192	62,092	372,545	—
Trustees	45,259	160,681	215,231	12,443
Line of credit commitment	9,050	31,767	41,577	2,610
Legal	249	887	1,251	68
Dividends on securities sold short	—	—	—	—
Interest expense	—	—	30,721	—
Securities sold short	—	—	—	—
Miscellaneous	2,628	15,249	56,671	1,516
Total Expenses	3,621,280	14,302,763	17,125,857	1,290,480
Less: Investment Advisory/Administration waived	—	(2,806,155)	(1,209,633)	(89,229)
Net Expenses	3,621,280	11,496,608	15,916,224	1,201,251
Net Investment Income (Loss)	5,744,563	19,748,593	28,314,977	299,803
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Net realized loss on investments	(5,989,507)	34,856,131	52,263,505	(971,773)
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	6,695	(102,085)	—
Net change in unrealized appreciation/depreciation of:
Investments	17,171,778	(9,945,989)	(252,684,546)	(85,006)
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	54	(1,125)	824	—
Net realized and change in unrealized gain (loss)	11,182,325	24,915,712	(200,522,302)	(1,056,779)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$16,926,888	$44,664,305	$(172,207,325)	$(756,976)
* Foreign withholding taxes	$155,682	$172,292	$278,752	$658

102	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$589,668
6,821,713
4,444
7,415,825

14,382,882
5,420,389
560,860
—
1,422,237
186,953
—
41,838
205,837
39,740
1,127
6,445
9,113
63,535
19,088
22,360,044
(850,348)
21,509,696
(14,093,871)

183,015,595
17,459
(2,123,063)
(125,937)

20,897,236
(1,908)
(5,861,193)
(90,682)
195,727,507
$181,633,636
$37,700

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	103

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$7,163,044	$5,119,377	$(1,139,936)	$(765,369)
Net realized gain (loss)	(34,340,091)	(8,920,246)	129,030,700	51,103,752
Net change in unrealized appreciation/depreciation	15,603,950	13,156,224	(63,725,778)	161,891,564

Net increase (decrease) in net assets resulting from investment operations	(11,573,097)	9,355,355	64,164,986	212,229,947
Dividends and Distributions to Shareholders from:

Net investment income:
Class A	—	(1,285,169)	—	(23,468)
Class C	—	(25,141)	—	(879)
Class R	—	—	—	(6)
Class P	—	(448,520)	—	(113,936)
Institutional Class	—	(2,113,250)	—	(203,158)
Class R6	—	(14,883)	—	(51,061)
Administrative Class	—	—	—	(10)

Net realized capital gains:
Class A	—	—	—	(5,392,582)
Class C	—	—	—	(4,432,093)
Class R	—	—	—	(398,509)
Class P	—	—	—	(1,561,919)
Institutional Class	—	—	—	(3,156,079)
Class R6	—	—	—	(586,284)
Administrative Class	—	—	—	(71,082)

Total distributions paid:*
Class A	(969,272)	—	(59,884,650)	—
Class C	(15,097)	—	(8,093,814)	—
Class R	—	—	(3,051,304)	—
Class P	(507,886)	—	(14,260,002)	—
Institutional Class	(6,130,461)	—	(18,778,168)	—
Class R6	(591,467)	—	(13,248,091)	—
Administrative Class	—	—	(568,572)	—
Total dividends and distributions to shareholders	(8,214,183)	(3,886,963)	(117,884,601)	(15,991,066)
Fund Share Transactions:
Net proceeds from the sale of shares	169,185,889	251,387,461	332,235,487	216,700,595
Issued in reinvestment of dividends and distributions	7,717,648	3,503,546	105,500,697	14,454,671
Cost of shares redeemed	(146,848,611)	(150,572,709)	(426,260,678)	(271,934,775)
Net increase (decrease) from Fund share transactions	30,054,926	104,318,298	11,475,506	(40,779,509)
Total increase (decrease) in net assets	10,267,646	109,786,690	(42,244,109)	155,459,372
Net Assets:
Beginning of year	368,091,951	258,305,261	1,083,627,898	928,168,526
End of year**	$378,359,597	$368,091,951	$1,041,383,789	$1,083,627,898

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**

Net Assets — End of year includes undistributed (dividends in excess of) net investment income of $4,528,214 for AllianzGI Emerging Markets Opportunities, $(623,887) for AllianzGI Focused Growth, $203,172 for AllianzGI Global Natural Resources, $(671,237) AllianzGI Global Small-Cap and $799,028 for AllianzGI Health Sciences as of June 30, 2018.

104	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018

$300,932	$229,563	$(321,870)	$(786,438)	$56,912	$(146,044)
(620,330)	1,099,614	3,514,942	36,877,430	18,936,286	12,896,013
(1,778,722)	2,399,673	(15,621,622)	(3,737,620)	(372,630)	(4,771,108)

(2,098,120)	3,728,850	(12,428,550)	32,353,372	18,620,568	7,978,861

—	(22,600)	—	(104,607)	—	—
—	(2)	—	(4)	—	—
—	—	—	—	—	—
—	(1)	—	(53,154)	—	—
—	(33,505)	—	(363,320)	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	(4,831,503)	—	—
—	—	—	(1,825,070)	—	—
—	—	—	—	—	—
—	—	—	(1,455,425)	—	—
—	—	—	(7,466,205)	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(106,938)	—	(9,059,158)	—	(19,287,433)	—
(13,875)	—	(2,028,346)	—	(661,505)	—
—	—	—	—	—	—
(42,273)	—	(2,305,369)	—	—	—
(116,198)	—	(13,171,798)	—	(324,420)	—
—	—	—	—	—	—
—	—	—	—	—	—
(279,284)	(56,108)	(26,564,671)	(16,099,288)	(20,273,358)	—

3,404,031	6,932,416	22,603,210	18,628,082	12,144,594	4,201,145
256,399	49,377	24,879,822	14,938,931	19,582,484	—
(9,715,627)	(16,062,072)	(68,042,255)	(70,931,193)	(26,779,664)	(24,792,002)
(6,055,197)	(9,080,279)	(20,559,223)	(37,364,180)	4,947,414	(20,590,857)
(8,432,601)	(5,407,537)	(59,552,444)	(21,110,096)	3,294,624	(12,611,996)
(8,432,601)	(5,407,537)	(59,552,444)	(21,110,096)	3,294,624	(12,611,996)
20,661,799	26,069,336	193,444,251	214,554,347	152,193,943	164,805,939
$12,229,198	$20,661,799	$133,891,807	$193,444,251	$155,488,567	$152,193,943

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	105

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI Mid-Cap

	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$71,178,883	$63,804,793	$(2,168,597)	$(2,449,712)
Net realized gain (loss)	240,336,412	242,826,372	7,637,737	51,205,374
Net change in unrealized appreciation/depreciation	(99,581,375)	(993,051)	31,311,937	(9,218,208)

Net increase (decrease) in net assets resulting from investment operations	211,933,920	305,638,114	36,781,077	39,537,454
Dividends and Distributions to Shareholders from:

Net investment income:
Class A	—	(27,990,677)	—	—
Class C	—	(20,598,689)	—	—
Class R	—	(59,020)	—	—
Class P	—	(19,970,577)	—	—
Institutional Class	—	(10,121,944)	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—

Net realized capital gains:
Class A	—	(69,579,945)	—	(10,987,891)
Class C	—	(69,473,288)	—	(16,017,034)
Class R	—	(168,277)	—	(266,285)
Class P	—	(45,366,902)	—	(879,671)
Institutional Class	—	(22,148,657)	—	(2,321,396)
Class R6	—	—	—	—
Administrative Class	—	—	—	(121,353)

Return of Capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—

Total distributions paid:*
Class A	(110,411,831)	—	(27,816,569)	—
Class C	(96,161,658)	—	(3,319,825)	—
Class R	(343,496)	—	(183,135)	—
Class P	(84,862,532)	—	(1,150,131)	—
Institutional Class	(47,989,045)	—	(3,438,770)	—
Class R6	—	—	—	—
Administrative Class	—	—	(163,523)	—
Total dividends and distributions to shareholders	(339,768,562)	(285,477,976)	(36,071,953)	(30,593,630)
Fund Share Transactions:
Net proceeds from the sale of shares	1,709,498,560	1,196,339,109	147,501,131	27,220,178
Issued in reinvestment of dividends and distributions	303,320,720	246,915,825	32,092,605	26,897,865
Cost of shares redeemed	(1,090,296,297)	(952,452,588)	(173,708,354)	(51,312,655)
Net increase (decrease) from Fund share transactions	922,522,983	490,802,346	5,885,382	2,805,388
Total increase (decrease) in net assets	794,688,341	510,962,484	6,594,506	11,749,212
Net Assets:
Beginning of year	3,728,317,213	3,217,354,729	305,572,917	293,823,705
End of year**	$4,523,005,554	$3,728,317,213	$312,167,423	$305,572,917

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**

Net Assets — End of year includes undistributed (dividends in excess of) net investment income of $(21,395,422) for AllianzGI Income & Growth, $(1,717,007) for AllianzGI Mid-Cap, $1,989,444 for AllianzGI NFJ Dividend Value, $(522,383) for AllianzGI NFJ International Value and $(121,757) for AllianzGI NFJ Large-Cap Value as of June 30, 2018.

106	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value		AllianzGI NFJ International Value		AllianzGI NFJ Large-Cap Value

Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018

$34,147,685	$42,245,052	$4,017,249	$6,644,356	$5,744,563	$5,763,663
130,028,369	367,187,371	6,397,576	35,616,621	(5,989,507)	89,131,221
(113,531,589)	(147,665,772)	(12,701,695)	(18,041,126)	17,171,832	(61,826,574)

50,644,465	261,766,651	(2,286,870)	24,219,851	16,926,888	33,068,310

—	(9,168,967)	—	(1,729,618)	—	(2,421,068)
—	(2,386,455)	—	(468,524)	—	(556,867)
—	(1,520,389)	—	(126,870)	—	(85,092)
—	(11,863,238)	—	(2,064,885)	—	(357,030)
—	(11,118,898)	—	(1,206,487)	—	(2,414,451)
—	(1,926,654)	—	(44,765)	—	—
—	(2,481,551)	—	(92,560)	—	(22,813)

—	(116,513,958)	—	—	—	—
—	(55,513,493)	—	—	—	—
—	(22,585,984)	—	—	—	—
—	(132,640,140)	—	—	—	—
—	(114,548,968)	—	—	—	—
—	(18,541,699)	—	—	—	—
—	(20,927,043)	—	—	—	—

—	—	—	(46,282)	—	—
—	—	—	(19,274)	—	—
—	—	—	(4,762)	—	—
—	—	—	(46,555)	—	—
—	—	—	(28,713)	—	—
—	—	—	(933)	—	—
—	—	—	(2,475)	—	—

(103,972,637)	—	(1,240,282)	—	(2,878,118)	—
(19,705,892)	—	(150,145)	—	(156,046)	—
(15,736,853)	—	(92,441)	—	(37,054)	—
(93,724,314)	—	(886,735)	—	(361,691)	—
(71,655,918)	—	(914,475)	—	(2,637,372)	—
(15,698,988)	—	(28,658)	—	—	—
(13,203,454)	—	(40,736)	—	(22,170)	—
(333,698,056)	(521,737,437)	(3,353,472)	(5,882,703)	(6,092,451)	(5,857,321)

301,776,596	278,975,203	37,499,896	56,218,043	74,280,028	37,353,233
286,170,219	445,389,136	2,985,084	5,200,274	5,653,505	5,362,953
(912,899,785)	(1,316,418,856)	(141,030,657)	(243,497,297)	(107,300,262)	(70,138,960)
(324,952,970)	(592,054,517)	(100,545,677)	(182,078,980)	(27,366,729)	(27,422,774)
(608,006,561)	(852,025,303)	(106,186,019)	(163,741,832)	(16,532,292)	(211,785)

1,965,249,775	2,817,275,078	285,991,588	449,733,420	362,063,027	362,274,812
$1,357,243,214	$1,965,249,775	$179,805,569	$285,991,588	$345,530,735	$362,063,027

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	107

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value

	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018
Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$19,748,593	$11,884,978	$28,314,977	$38,441,521
Net realized gain (loss)	34,862,826	11,068,507	52,161,420	344,066,391
Net change in unrealized appreciation/depreciation	(9,947,114)	4,697,184	(252,683,722)	(185,882,457)

Net increase (decrease) in net assets resulting from investment operations	44,664,305	27,650,669	(172,207,325)	196,625,455
Dividends and Distributions to Shareholders from:

Net investment income:
Class A	—	(4,171,641)	—	(3,377,555)
Class C	—	(318,297)	—	(53)
Class R	—	(77,400)	—	(63,699)
Class P	—	(1,511,170)	—	(521,236)
Institutional Class	—	(1,586,074)	—	(8,284,457)
Class R6	—	(2,590)	—	(3,628,782)
Administrative Class	—	(103,493)	—	(1,623,000)

Net realized capital gains:
Class A	—	(44,702,946)	—	(115,908,457)
Class C	—	(17,643,815)	—	(22,666,813)
Class R	—	(819,284)	—	(7,153,419)
Class P	—	(10,998,117)	—	(10,801,192)
Institutional Class	—	(11,199,186)	—	(158,591,956)
Class R6	—	(16,847)	—	(63,789,144)
Administrative Class	—	(849,232)	—	(48,474,051)

Total distributions paid:*
Class A	(8,958,098)	—	(125,664,406)	—
Class C	(259,371)	—	(3,447,097)	—
Class R	(286,719)	—	(6,171,694)	—
Class P	(3,913,377)	—	(11,101,354)	—
Institutional Class	(6,182,427)	—	(94,888,377)	—
Class R6	(220,071)	—	(46,791,068)	—
Administrative Class	(393,619)	—	(34,340,757)	—
Total dividends and distributions to shareholders	(20,213,682)	(94,000,092)	(322,404,753)	(444,883,814)
Fund Share Transactions:
Net proceeds from the sale of shares	552,773,876	792,678,134	283,770,753	490,123,036
Issued in reinvestment of dividends and distributions	18,064,016	84,180,541	294,059,205	414,202,018
Cost of shares redeemed	(551,921,766)	(306,899,043)	(1,291,552,009)	(1,487,596,822)
Net increase (decrease) from Fund share transactions	18,916,126	569,959,632	(713,722,051)	(583,271,768)
Total increase in net assets	43,366,749	503,610,209	(1,208,334,129)	(831,530,127)
Net Assets:
Beginning of year	1,269,434,411	765,824,202	2,259,952,143	3,091,482,270
End of year**	$1,312,801,160	$1,269,434,411	$1,051,618,014	$2,259,952,143

—	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**

Net Assets — End of year includes undistributed (dividends in excess of) net investment income of $106,049 for AllianzGI NFJ Mid-Cap Value, $444,830 for AllianzGI NFJ Small-Cap Value, $(240,398) for AllianzGI Small-Cap and $(7,056,692) for AllianzGI Technology as of June 30, 2018.

108	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Small-Cap		AllianzGI Technology

Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018

$299,803	$(296,987)	$(14,093,871)	$(12,249,945)
(971,773)	11,815,368	180,784,054	323,500,019
(85,006)	3,812,594	14,943,453	166,330,893

(756,976)	15,330,975	181,633,636	477,580,967

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	(5,340,498)	—	(76,542,243)
—	(4,343,421)	—	(23,797,863)
—	—	—	—
—	(550,506)	—	(9,980,800)
—	(520,890)	—	(114,417,733)
—	—	—	—
—	—	—	(2,594,308)

(5,374,154)	—	(103,779,572)	—
(708,974)	—	(11,594,326)	—
—	—	—	—
(673,909)	—	(21,155,444)	—
(553,729)	—	(126,878,404)	—
(43,874)	—	—	—
—	—	(3,019,512)	—
(7,354,640)	(10,755,315)	(266,427,258)	(227,332,947)

64,704,067	17,254,774	528,506,555	420,037,569
6,805,302	9,698,353	252,764,407	216,039,340
(47,676,925)	(15,374,400)	(661,953,777)	(679,635,733)
23,832,444	11,578,727	119,317,185	(43,558,824)
15,720,828	16,154,387	34,523,563	206,689,196

94,927,007	78,772,620	1,582,732,641	1,376,043,445
$110,647,835	$94,927,007	$1,617,256,204	$1,582,732,641

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	109

Financial Highlights

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Opportunities:
Class A
6/30/2019	$28.53	$0.56	$(1.55)	$(0.99)	$(0.48)	$27.06
6/30/2018	26.59	0.41	1.85	2.26	(0.32)	28.53
6/30/2017	22.60	0.41	3.98	4.39	(0.40)	26.59
6/30/2016	25.90	0.34	(3.39)	(3.05)	(0.25)	22.60
6/30/2015	27.00	0.35	(1.10)	(0.75)	(0.35)	25.90
Class C
6/30/2019	$28.05	$0.31	$(1.45)	$(1.14)	$(0.10)	$26.81
6/30/2018	26.13	0.16	1.84	2.00	(0.08)	28.05
6/30/2017	22.09	0.19	3.96	4.15	(0.11)	26.13
6/30/2016	25.21	0.22	(3.34)	(3.12)	—	22.09
6/30/2015	26.25	0.14	(1.07)	(0.93)	(0.11)	25.21
Class P
6/30/2019	$28.02	$0.55	$(1.47)	$(0.92)	$(0.64)	$26.46
6/30/2018	26.17	0.46	1.84	2.30	(0.45)	28.02
6/30/2017	22.23	0.44	3.94	4.38	(0.44)	26.17
6/30/2016	25.44	0.46	(3.40)	(2.94)	(0.27)	22.23
6/30/2015	26.63	0.42	(1.11)	(0.69)	(0.50)	25.44
Institutional Class
6/30/2019	$28.72	$0.54	$(1.47)	$(0.93)	$(0.69)	$27.10
6/30/2018	26.83	0.53	1.85	2.38	(0.49)	28.72
6/30/2017	22.74	0.49	4.03	4.52	(0.43)	26.83
6/30/2016	25.95	0.44	(3.42)	(2.98)	(0.23)	22.74
6/30/2015	27.11	0.43	(1.11)	(0.68)	(0.48)	25.95
Class R6
6/30/2019	$28.57	$0.57	$(1.48)	$(0.91)	$(0.70)	$26.96
6/30/2018	26.69	0.62	1.76	2.38	(0.50)	28.57
6/30/2017	22.69	0.60	3.90	4.50	(0.50)	26.69
12/14/2015* - 6/30/2016	21.21	0.31	1.47	1.78	(0.30)	22.69

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

110	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(3.29)%	$48,388	1.26%	1.61%	2.08%	101%
8.44	108,279	1.26	1.61	1.36	88
19.76	154,357	1.42	1.62	1.69	155
(11.73)	143,677	1.48	1.62	1.59	85
(2.76)	28,690	1.67	1.67	1.30	99

(4.05)%	$3,675	2.01%	2.36%	1.15%	101%
7.63	8,113	2.01	2.36	0.55	88
18.91	8,982	2.17	2.37	0.80	155
(12.38)	11,862	2.27	2.37	1.02	85
(3.53)	15,069	2.42	2.42	0.53	99

(3.05)%	$20,454	1.01%	1.36%	2.08%	101%
8.71	29,887	1.01	1.36	1.55	88
20.11	21,586	1.17	1.37	1.86	155
(11.51)	20,262	1.26	1.37	2.11	85
(2.53)	12,229	1.42	1.42	1.63	99

(2.97)%	$282,196	0.91%	1.26%	2.03%	101%
8.79	197,536	0.91	1.26	1.74	88
20.26	72,688	1.07	1.27	2.02	155
(11.41)	64,785	1.17	1.27	2.00	85
(2.45)	62,339	1.32	1.32	1.60	99

(2.93)%	$23,647	0.86%	1.21%	2.13%	101%
8.85	24,277	0.86	1.21	2.03	88
20.27	692	1.02	1.22	2.46	155
8.46	21	1.07 (c)	1.22 (c)	2.63 (c)	85

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
6/30/2019	$56.83	$(0.08)	$2.48	$2.40	$—	$(5.90)
6/30/2018	46.62	—	10.92	10.92	—	(0.71)
6/30/2017	40.72	0.06	6.85	6.91	—	(1.01)
6/30/2016	42.73	0.08	0.62	0.70	—	(2.71)
6/30/2015	41.93	(0.03)	4.57	4.54	(0.17)	(3.57)
Class C
6/30/2019	$39.41	$(0.36)	$1.27	$0.91	$—	$(5.90)
6/30/2018	32.76	(0.29)	7.65	7.36	—	(0.71)
6/30/2017	29.12	(0.19)	4.84	4.65	—	(1.01)
6/30/2016	31.53	(0.17)	0.47	0.30	—	(2.71)
6/30/2015	31.96	(0.25)	3.40	3.15	(0.01)	(3.57)
Class R
6/30/2019	$43.54	$(0.16)	$1.54	$1.38	$—	$(5.90)
6/30/2018	35.95	(0.11)	8.41	8.30	—	(0.71)
6/30/2017	31.71	(0.04)	5.29	5.25	—	(1.01)
6/30/2016	33.93	(0.02)	0.51	0.49	—	(2.71)
6/30/2015	34.08	(0.11)	3.66	3.55	(0.13)	(3.57)
Class P
6/30/2019	$44.18	$0.03	$1.60	$1.63	$—	$(5.90)
6/30/2018	36.33	0.09	8.52	8.61	(0.05)	(0.71)
6/30/2017	31.88	0.14	5.32	5.46	—	(1.01)
6/30/2016	33.94	0.15	0.50	0.65	—	(2.71)
6/30/2015	34.09	0.06	3.66	3.72	(0.30)	(3.57)
Institutional Class
6/30/2019	$52.51	$0.09	$2.19	$2.28	$—	$(5.90)
6/30/2018	43.02	0.16	10.08	10.24	(0.04)	(0.71)
6/30/2017	37.53	0.20	6.30	6.50	—	(1.01)
6/30/2016	39.45	0.21	0.58	0.79	—	(2.71)
6/30/2015	39.01	0.11	4.23	4.34	(0.33)	(3.57)
Class R6
6/30/2019	$52.56	$0.11	$2.19	$2.30	$—	$(5.90)
6/30/2018	43.04	0.19	10.10	10.29	(0.06)	(0.71)
6/30/2017	37.53	0.21	6.31	6.52	—	(1.01)
12/14/2015* - 6/30/2016	37.51	0.12	(0.10)	0.02	—	—
Administrative Class
6/30/2019	$49.33	$(0.04)	$1.97	$1.93	$—	$(5.90)
6/30/2018	40.51	0.03	9.50	9.53	—	(0.71)
6/30/2017	35.48	0.09	5.95	6.04	—	(1.01)
6/30/2016	37.53	0.11	0.55	0.66	—	(2.71)
6/30/2015	37.31	0.01	4.02	4.03	(0.24)	(3.57)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

112	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(5.90)	$53.33	6.79%	$577,106	1.00%	1.12%	(0.15)%	50%
(0.71)	56.83	23.53	421,188	0.99	1.11	—	40
(1.01)	46.62	17.29	373,359	1.05	1.11	0.15	46
(2.71)	40.72	1.54	357,077	1.11	1.11	0.20	55
(3.74)	42.73	11.57	297,572	1.11	1.11	(0.06)	58

$(5.90)	$34.42	5.93%	$48,706	1.77%	1.87%	(0.93)%	50%
(0.71)	39.41	22.59	233,854	1.76	1.86	(0.77)	40
(1.01)	32.76	16.40	217,685	1.81	1.86	(0.62)	46
(2.71)	29.12	0.79	230,432	1.86	1.86	(0.56)	55
(3.58)	31.53	10.76	227,519	1.86	1.86	(0.81)	58

$(5.90)	$39.02	6.50%	$22,511	1.27%	1.37%	(0.41)%	50%
(0.71)	43.54	23.21	23,781	1.26	1.36	(0.27)	40
(1.01)	35.95	16.96	20,635	1.31	1.36	(0.11)	46
(2.71)	31.71	1.31	17,877	1.36	1.36	(0.05)	55
(3.70)	33.93	11.32	14,751	1.36	1.36	(0.31)	58

$(5.90)	$39.91	7.01%	$91,265	0.77%	0.87%	0.09%	50%
(0.76)	44.18	23.84	109,456	0.76	0.86	0.23	40
(1.01)	36.33	17.54	80,667	0.81	0.86	0.41	46
(2.71)	31.88	1.81	35,025	0.86	0.86	0.46	55
(3.87)	33.94	11.88	16,050	0.86	0.86	0.19	58

$(5.90)	$48.89	7.15%	$162,173	0.67%	0.77%	0.18%	50%
(0.75)	52.51	23.93	177,278	0.66	0.76	0.33	40
(1.01)	43.02	17.67	195,161	0.71	0.76	0.50	46
(2.71)	37.53	1.92	155,976	0.76	0.76	0.55	55
(3.90)	39.45	11.99	122,979	0.76	0.76	0.29	58

$(5.90)	$48.96	7.18%	$134,485	0.62%	0.72%	0.23%	50%
(0.77)	52.56	24.03	114,054	0.61	0.71	0.38	40
(1.01)	43.04	17.72	36,374	0.66	0.71	0.53	46
—	37.53	0.05	11,564	0.71 (c)	0.71 (c)	0.60 (c)	55

$(5.90)	$45.36	6.88%	$5,138	0.92%	1.02%	(0.08)%	50%
(0.71)	49.33	23.63	4,017	0.91	1.01	0.07	40
(1.01)	40.51	17.39	4,288	0.96	1.01	0.25	46
(2.71)	35.48	1.65	7,900	1.01	1.01	0.29	55
(3.81)	37.53	11.67	6,439	1.01	1.01	0.04	58

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Natural Resources:
Class A
6/30/2019	$15.95	$0.27	$(1.78)	$(1.51)	$(0.24)	$14.20
6/30/2018	13.77	0.13	2.08	2.21	(0.03)	15.95
6/30/2017	14.67	0.01	(0.78)	(0.77)	(0.13)	13.77
6/30/2016	16.66	0.05	(1.97)	(1.92)	(0.07)	14.67
6/30/2015	20.71	0.06	(4.11)	(4.05)	—	16.66
Class C
6/30/2019	$14.90	$0.15	$(1.64)	$(1.49)	$(0.12)	$13.29
6/30/2018	12.93	0.02	1.95	1.97	—	14.90
6/30/2017	13.77	(0.10)	(0.74)	(0.84)	—	12.93
6/30/2016	15.67	(0.06)	(1.84)	(1.90)	—	13.77
6/30/2015	19.63	(0.07)	(3.89)	(3.96)	—	15.67
Class P
6/30/2019	$16.25	$0.29	$(1.79)	$(1.50)	$(0.31)	$14.44
6/30/2018	13.96	0.18	2.11	2.29	—	16.25
6/30/2017	14.86	0.03	(0.78)	(0.75)	(0.15)	13.96
6/30/2016	16.87	0.09	(1.99)	(1.90)	(0.11)	14.86
6/30/2015	20.98	0.13	(4.20)	(4.07)	(0.04)	16.87
Institutional Class
6/30/2019	$16.39	$0.33	$(1.84)	$(1.51)	$(0.30)	$14.58
6/30/2018	14.12	0.19	2.14	2.33	(0.06)	16.39
6/30/2017	14.99	0.07	(0.81)	(0.74)	(0.13)	14.12
6/30/2016	17.00	0.09	(1.99)	(1.90)	(0.11)	14.99
6/30/2015	21.10	0.12	(4.19)	(4.07)	(0.03)	17.00

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.

114	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(9.24)%	$5,466	1.43	%(c)	1.91	%(c)	76%
16.05	7,812	1.43	(c)	0.84	(c)	113
(5.37)	11,135	1.42	(c)	0.08	(c)	108
(11.44)	14,175	1.42	(c)	0.34	(c)	177
(19.56)	11,395	1.41		0.32		107

(9.90)%	$1,154	2.18	%(c)	1.10	%(c)	76%
15.24	2,102	2.18	(c)	0.13	(c)	113
(6.07)	2,896	2.17	(c)	(0.70	)(c)	108
(12.13)	4,200	2.17	(c)	(0.43	)(c)	177
(20.17)	4,579	2.16		(0.42)		107

(8.94)%	$600	1.18	%(c)	1.93	%(c)	76%
16.40	2,435	1.18	(c)	1.20	(c)	113
(5.18)	1,970	1.17	(c)	0.19	(c)	108
(11.20)	8,025	1.17	(c)	0.61	(c)	177
(19.38)	8,128	1.16		0.73		107

(8.92)%	$5,009	1.08	%(c)	2.21	%(c)	76%
16.48	8,313	1.08	(c)	1.24	(c)	113
(5.07)	10,068	1.07	(c)	0.43	(c)	108
(11.12)	17,671	1.07	(c)	0.64	(c)	177
(19.28)	30,751	1.06		0.67		107

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Small-Cap:
Class A
6/30/2019	$51.40	$(0.14)	$(3.88)	$(4.02)	$—	$(8.01)
6/30/2018	47.75	(0.26)	8.28	8.02	(0.10)	(4.27)
6/30/2017	41.18	(0.14)	6.71	6.57	—	—
6/30/2016	45.05	(0.13)	(3.74)	(3.87)	—	—
6/30/2015	43.12	(0.19)	2.12	1.93	—	—
Class C
6/30/2019	$45.13	$(0.45)	$(3.57)	$(4.02)	$—	$(8.01)
6/30/2018	42.62	(0.57)	7.35	6.78	—	(4.27)
6/30/2017	37.03	(0.42)	6.01	5.59	—	—
6/30/2016	40.81	(0.41)	(3.37)	(3.78)	—	—
6/30/2015	39.36	(0.46)	1.91	1.45	—	—
Class P
6/30/2019	$54.57	$(0.06)	$(3.99)	$(4.05)	$—	$(8.01)
6/30/2018	50.40	(0.15)	8.75	8.60	(0.16)	(4.27)
6/30/2017	43.36	0.02	7.02	7.04	—	—
6/30/2016	47.30	(0.05)	(3.89)	(3.94)	—	—
6/30/2015	45.17	(0.06)	2.19	2.13	—	—
Institutional Class
6/30/2019	$55.01	$0.01	$(4.04)	$(4.03)	$—	$(8.01)
6/30/2018	50.77	(0.09)	8.81	8.72	(0.21)	(4.27)
6/30/2017	43.63	0.02	7.12	7.14	—	—
6/30/2016	47.55	0.02	(3.94)	(3.92)	—	—
6/30/2015	45.37	(0.05)	2.23	2.18	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

116	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(8.01)	$39.37		(4.64)%		$46,947	1.62%	(0.34)%	85%
(4.37)	51.40(c	)	17.08	(c)	56,929	1.62	(0.51)	77
—	47.75(c	)	15.96	(c)	56,686	1.61	(0.32)	80
—	41.18		(8.59)		68,625	1.61	(0.31)	87
—	45.05		4.48		57,590	1.61	(0.45)	64

$(8.01)	$33.10		(5.37)%		$7,354	2.37%	(1.18)%	85%
(4.27)	45.13(c	)	16.21	(c)	19,630	2.37	(1.25)	77
—	42.62(c	)	15.10	(c)	19,729	2.36	(1.06)	80
—	37.03		(9.26)		23,055	2.36	(1.09)	87
—	40.81		3.69		25,959	2.36	(1.19)	64

$(8.01)	$42.51		(4.40)%		$11,675	1.37%	(0.13)%	85%
(4.43)	54.57(c	)	17.36	(c)	18,262	1.37	(0.27)	77
—	50.40(c	)	16.24	(c)	23,214	1.36	0.03	80
—	43.36		(8.33)		20,921	1.36	(0.11)	87
—	47.30		4.72		26,662	1.36	(0.14)	64

$(8.01)	$42.97		(4.32)%		$67,916	1.27%	0.01%	85%
(4.48)	55.01(c	)	17.48	(c)	98,623	1.27	(0.17)	77
—	50.77(c	)	16.36	(c)	114,925	1.26	0.05	80
—	43.63		(8.25)		122,294	1.26	0.06	87
—	47.55		4.80		80,319	1.26	(0.12)	64

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Health Sciences:
Class A
6/30/2019	$33.27	$0.02	$3.57	$3.59	$(0.31)	$(4.28)
6/30/2018	31.61	(0.02)	1.68	1.66	—	—
6/30/2017	27.77	(0.01)	3.85	3.84	—	—
6/30/2016	38.48	(0.02)	(3.87)	(3.89)	—	(6.82)
6/30/2015	33.91	(0.26)	9.79	9.53	—	(4.96)
Class C
6/30/2019	$26.43	$(0.19)	$2.75	$2.56	$—	$(4.28)
6/30/2018	25.30	(0.21)	1.34	1.13	—	—
6/30/2017	22.40	(0.18)	3.08	2.90	—	—
6/30/2016	32.67	(0.28)	(3.17)	(3.45)	—	(6.82)
6/30/2015	29.66	(0.45)	8.42	7.97	—	(4.96)
Institutional Class
6/30/2019	$33.69	$0.13	$3.63	$3.76	$(0.41)	$(4.28)
6/30/2018	31.90	0.10	1.69	1.79	—	—
6/30/2017	27.93	0.09	3.88	3.97	—	—
6/30/2016	38.53	0.04	(3.82)	(3.78)	—	(6.82)
12/22/2014* - 6/30/2015	33.09	(0.04)	5.48	5.44	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

118	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(4.59)	$32.27	13.14%	$147,068	1.47%	0.06%		102%
—	33.27	5.25	141,122	1.47	(0.05)		55
—	31.61	13.83	150,756	1.46	(0.04)		82
(6.82)	27.77	(10.82)	167,724	1.47	(0.07)		113
(4.96)	38.48	30.53	45,093	1.46	(0.72)		76

$(4.28)	$24.71	12.34%	$4,131	2.22%	(0.75)%		102%
—	26.43	4.47	8,218	2.22	(0.81)		55
—	25.30	12.95	10,358	2.21	(0.79)		82
(6.82)	22.40	(11.48)	13,446	2.22	(1.07)		113
(4.96)	32.67	29.57	20,902	2.21	(1.46)		76

$(4.69)	$32.76	13.54%	$4,290	1.12%	0.39%		102%
—	33.69	5.61	2,854	1.12	0.29		55
—	31.90	14.21	3,692	1.11	0.31		82
(6.82)	27.93	(10.49)	1,977	1.12	0.14		113
—	38.53	16.44	1,240	1.10 (c)	(0.21	)(c)	76

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
6/30/2019	$11.34	$0.20	$0.38	$0.58	$(0.25)	$(0.66)
6/30/2018	11.24	0.23	0.82	1.05	(0.28)	(0.67)
6/30/2017	10.80	0.27	1.17	1.44	(0.32)	(0.68)
6/30/2016	12.12	0.28	(0.55)	(0.27)	(0.37)	(0.68)
6/30/2015	12.95	0.27	(0.05)	0.22	(0.26)	(0.79)
Class C
6/30/2019	$10.46	$0.11	$0.34	$0.45	$(0.18)	$(0.66)
6/30/2018	10.44	0.13	0.76	0.89	(0.20)	(0.67)
6/30/2017	10.10	0.18	1.09	1.27	(0.25)	(0.68)
6/30/2016	11.46	0.19	(0.53)	(0.34)	(0.34)	(0.68)
6/30/2015	12.38	0.17	(0.06)	0.11	(0.24)	(0.79)
Class R
6/30/2019	$11.34	$0.17	$0.38	$0.55	$(0.22)	$(0.66)
6/30/2018	11.24	0.20	0.82	1.02	(0.25)	(0.67)
6/30/2017	10.80	0.25	1.16	1.41	(0.29)	(0.68)
6/30/2016	12.14	0.26	(0.56)	(0.30)	(0.36)	(0.68)
6/30/2015	13.00	0.24	(0.05)	0.19	(0.26)	(0.79)
Class P
6/30/2019	$11.61	$0.23	$0.38	$0.61	$(0.27)	$(0.66)
6/30/2018	11.48	0.26	0.84	1.10	(0.30)	(0.67)
6/30/2017	11.01	0.31	1.19	1.50	(0.35)	(0.68)
6/30/2016	12.32	0.32	(0.57)	(0.25)	(0.38)	(0.68)
6/30/2015	13.12	0.31	(0.05)	0.26	(0.27)	(0.79)
Institutional Class
6/30/2019	$11.72	$0.25	$0.38	$0.63	$(0.28)	$(0.66)
6/30/2018	11.58	0.28	0.84	1.12	(0.31)	(0.67)
6/30/2017	11.09	0.32	1.21	1.53	(0.36)	(0.68)
6/30/2016	12.40	0.33	(0.57)	(0.24)	(0.39)	(0.68)
6/30/2015	13.19	0.32	(0.05)	0.27	(0.27)	(0.79)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.

120	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.91)	$11.01	(c)	5.45	(c)%	$1,458,642	1.28%	1.29%	1.84%	66%
(0.95)	11.34		9.58		1,250,639	1.28	1.29	1.99	102
(1.00)	11.24		13.88		1,091,888	1.29	1.29	2.45	159
(1.05)	10.80		(2.02)		1,009,542	1.34	1.34	2.56	94
(1.05)	12.12		1.80		897,530	1.32	1.32	2.16	84

$(0.84)	$10.07	(c)	4.60	(c)%	$1,234,667	2.03%	2.04%	1.09%	66%
(0.87)	10.46		8.78		1,116,788	2.03	2.04	1.24	102
(0.93)	10.44		13.08		1,090,887	2.04	2.04	1.70	159
(1.02)	10.10		(2.79)		1,159,303	2.09	2.09	1.81	94
(1.03)	11.46		0.95		1,195,391	2.07	2.07	1.41	84

$(0.88)	$11.01	(c)	5.19	(c)%	$4,873	1.53%	1.54%	1.60%	66%
(0.92)	11.34		9.32		3,150	1.53	1.54	1.73	102
(0.97)	11.24		13.59		1,781	1.54	1.54	2.20	159
(1.04)	10.80		(2.31)		2,261	1.59	1.59	2.30	94
(1.05)	12.14		1.49		2,543	1.57	1.57	1.89	84

$(0.93)	$11.29	(c)	5.64	(c)%	$1,122,083	1.03%	1.04%	2.09%	66%
(0.97)	11.61		9.90		897,716	1.03	1.04	2.24	102
(1.03)	11.48		14.14		690,147	1.04	1.04	2.69	159
(1.06)	11.01		(1.81)		560,425	1.09	1.09	2.81	94
(1.06)	12.32		2.07		676,865	1.07	1.07	2.42	84

$(0.94)	$11.41	(c)	5.78	(c)%	$702,741	0.93%	0.94%	2.19%	66%
(0.98)	11.72		10.00		460,024	0.93	0.94	2.34	102
(1.04)	11.58		14.33		342,652	0.94	0.94	2.76	159
(1.07)	11.09		(1.76)		181,890	0.99	0.99	2.91	94
(1.06)	12.40		2.17		190,675	0.97	0.97	2.51	84

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year
AllianzGI Mid-Cap:
Class A
6/30/2019	$3.88	$(0.02)	$0.37	$0.35	$(0.48)	$3.75
6/30/2018	3.74	(0.02)	0.54	0.52	(0.38)	3.88
6/30/2017	3.40	(0.01)	0.62	0.61	(0.27)	3.74
6/30/2016	3.65	(0.01)	(0.03)	(0.04)	(0.21)	3.40
6/30/2015	3.92	(0.01)	0.28	0.27	(0.54)	3.65
Class C
6/30/2019	$3.23	$(0.04)	$0.27	$0.23	$(0.48)	$2.98
6/30/2018	3.19	(0.04)	0.46	0.42	(0.38)	3.23
6/30/2017	2.96	(0.04)	0.54	0.50	(0.27)	3.19
6/30/2016	3.22	(0.03)	(0.02)	(0.05)	(0.21)	2.96
6/30/2015	3.55	(0.04)	0.25	0.21	(0.54)	3.22
Class R
6/30/2019	$3.82	$(0.03)	$0.35	$0.32	$(0.48)	$3.66
6/30/2018	3.69	(0.03)	0.54	0.51	(0.38)	3.82
6/30/2017	3.37	(0.02)	0.61	0.59	(0.27)	3.69
6/30/2016	3.62	(0.02)	(0.02)	(0.04)	(0.21)	3.37
6/30/2015	3.91	(0.02)	0.27	0.25	(0.54)	3.62
Class P
6/30/2019	$4.41	$(0.02)	$0.45	$0.43	$(0.48)	$4.36
6/30/2018	4.19	(0.01)	0.61	0.60	(0.38)	4.41
6/30/2017	3.77	(0.01)	0.70	0.69	(0.27)	4.19
6/30/2016	4.01	—	(0.03)	(0.03)	(0.21)	3.77
6/30/2015	4.24	—	0.31	0.31	(0.54)	4.01
Institutional Class
6/30/2019	$4.43	$(0.01)	$0.45	$0.44	$(0.48)	$4.39
6/30/2018	4.21	(0.01)	0.61	0.60	(0.38)	4.43
6/30/2017	3.78	—	0.70	0.70	(0.27)	4.21
6/30/2016	4.02	—	(0.03)	(0.03)	(0.21)	3.78
6/30/2015	4.25	—	0.31	0.31	(0.54)	4.02
Administrative Class
6/30/2019	$4.11	$(0.02)	$0.40	$0.38	$(0.48)	$4.01
6/30/2018	3.94	(0.02)	0.57	0.55	(0.38)	4.11
6/30/2017	3.56	(0.01)	0.66	0.65	(0.27)	3.94
6/30/2016	3.80	(0.01)	(0.02)	(0.03)	(0.21)	3.56
6/30/2015	4.06	(0.01)	0.29	0.28	(0.54)	3.80

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

122	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

13.58%	$240,017	1.14%	(0.66)%	60%
14.14	116,673	1.13	(0.48)	79
18.89	112,947	1.13	(0.40)	77
(1.05)	86,224	1.13	(0.26)	73
7.91	98,253	1.13	(0.38)	79

12.56%	$21,251	1.89%	(1.34)%	60%
13.40	142,931	1.88	(1.23)	79
17.95	142,565	1.88	(1.15)	77
(1.51)	162,104	1.88	(1.01)	73
6.98	183,765	1.88	(1.13)	79

12.97%	$1,384	1.39%	(0.89)%	60%
14.03	1,463	1.38	(0.72)	79
18.45	2,345	1.38	(0.65)	77
(1.05)	2,195	1.38	(0.51)	73
7.38	2,867	1.38	(0.63)	79

13.79%	$11,617	0.89%	(0.39)%	60%
14.56	11,189	0.88	(0.23)	79
19.18	8,604	0.88	(0.15)	77
(0.69)	2,009	0.88	(0.01)	73
8.31	2,010	0.88	(0.12)	79

13.97%	$36,373	0.79%	(0.29)%	60%
14.47	31,876	0.78	(0.13)	79
19.39	26,788	0.78	(0.05)	77
(0.69)	29,092	0.78	0.11	73
8.29	24,130	0.78	(0.04)	79

13.61%	$1,525	1.04%	(0.54)%	60%
14.19	1,441	1.03	(0.40)	79
19.19	575	1.03	(0.30)	77
(0.73)	488	1.03	(0.16)	73
7.88	532	1.03	(0.28)	79

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value:
Class A
6/30/2019	$14.76	$0.26	$(0.05)	$0.21	$(0.26)	$(2.60)
6/30/2018	17.20	0.27	1.45	1.72	(0.28)	(3.88)
6/30/2017	15.74	0.34	2.08	2.42	(0.37)	(0.59)
6/30/2016	16.68	0.37	(0.92)	(0.55)	(0.39)	—
6/30/2015	17.12	0.33	(0.44)	(0.11)	(0.33)	—
Class C
6/30/2019	$14.92	$0.17	$(0.05)	$0.12	$(0.12)	$(2.60)
6/30/2018	17.34	0.15	1.46	1.61	(0.15)	(3.88)
6/30/2017	15.86	0.21	2.10	2.31	(0.24)	(0.59)
6/30/2016	16.83	0.25	(0.93)	(0.68)	(0.29)	—
6/30/2015	17.27	0.20	(0.43)	(0.23)	(0.21)	—
Class R
6/30/2019	$14.71	$0.23	$(0.05)	$0.18	$(0.19)	$(2.60)
6/30/2018	17.15	0.23	1.45	1.68	(0.24)	(3.88)
6/30/2017	15.70	0.29	2.08	2.37	(0.33)	(0.59)
6/30/2016	16.65	0.33	(0.92)	(0.59)	(0.36)	—
6/30/2015	17.09	0.28	(0.43)	(0.15)	(0.29)	—
Class P
6/30/2019	$14.87	$0.30	$(0.05)	$0.25	$(0.31)	$(2.60)
6/30/2018	17.30	0.32	1.45	1.77	(0.32)	(3.88)
6/30/2017	15.83	0.38	2.09	2.47	(0.41)	(0.59)
6/30/2016	16.77	0.41	(0.93)	(0.52)	(0.42)	—
6/30/2015	17.21	0.37	(0.43)	(0.06)	(0.38)	—
Institutional Class
6/30/2019	$14.87	$0.31	$(0.05)	$0.26	$(0.33)	$(2.60)
6/30/2018	17.30	0.34	1.45	1.79	(0.34)	(3.88)
6/30/2017	15.82	0.41	2.08	2.49	(0.42)	(0.59)
6/30/2016	16.76	0.42	(0.93)	(0.51)	(0.43)	—
6/30/2015	17.20	0.39	(0.43)	(0.04)	(0.40)	—
Class R6
6/30/2019	$14.83	$0.31	$(0.04)	$0.27	$(0.35)	$(2.60)
6/30/2018	17.27	0.34	1.45	1.79	(0.35)	(3.88)
6/30/2017	15.80	0.41	2.09	2.50	(0.44)	(0.59)
6/30/2016	16.74	0.42	(0.92)	(0.50)	(0.44)	—
6/30/2015	17.19	0.39	(0.42)	(0.03)	(0.42)	—
Administrative Class
6/30/2019	$15.04	$0.28	$(0.05)	$0.23	$(0.26)	$(2.60)
6/30/2018	17.41	0.32	1.43	1.75	(0.24)	(3.88)
6/30/2017	15.92	0.36	2.11	2.47	(0.39)	(0.59)
6/30/2016	16.87	0.39	(0.94)	(0.55)	(0.40)	—
6/30/2015	17.31	0.35	(0.44)	(0.09)	(0.35)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

124	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(2.86)	$12.11	4.39%	$453,255	1.01%	1.11%	1.97%	52%
(4.16)	14.76	9.55	480,068	0.95	1.10	1.66	47
(0.96)	17.20	15.55	599,510	0.99	1.09	2.02	41
(0.39)	15.74	(3.25)	814,993	1.07	1.07	2.34	42
(0.33)	16.68	(0.65)	1,363,171	1.05	1.05	1.92	44

$(2.72)	$12.32	3.56%	$75,395	1.76%	1.86%	1.23%	52%
(4.03)	14.92	8.77	231,933	1.70	1.85	0.91	47
(0.83)	17.34	14.67	274,212	1.74	1.84	1.28	41
(0.29)	15.86	(3.97)	347,825	1.82	1.82	1.59	42
(0.21)	16.83	(1.38)	440,554	1.80	1.80	1.18	44

$(2.79)	$12.10	4.07%	$73,610	1.26%	1.36%	1.72%	52%
(4.12)	14.71	9.30	94,437	1.20	1.35	1.41	47
(0.92)	17.15	15.24	130,630	1.24	1.34	1.77	41
(0.36)	15.70	(3.50)	157,199	1.32	1.32	2.09	42
(0.29)	16.65	(0.89)	226,101	1.30	1.30	1.68	44

$(2.91)	$12.21	4.62%	$378,642	0.76%	0.86%	2.22%	52%
(4.20)	14.87	9.83	551,096	0.70	0.85	1.91	47
(1.00)	17.30	15.79	639,847	0.74	0.84	2.27	41
(0.42)	15.83	(3.03)	1,057,863	0.82	0.82	2.60	42
(0.38)	16.77	(0.38)	1,543,701	0.80	0.80	2.18	44

$(2.93)	$12.20	4.75%	$263,357	0.66%	0.76%	2.32%	52%
(4.22)	14.87	9.94	438,422	0.60	0.75	2.03	47
(1.01)	17.30	15.96	731,788	0.64	0.74	2.44	41
(0.43)	15.82	(2.95)	2,233,140	0.72	0.72	2.69	42
(0.40)	16.76	(0.29)	3,402,951	0.70	0.70	2.27	44

$(2.95)	$12.15	4.82%	$65,935	0.61%	0.71%	2.38%	52%
(4.23)	14.83	9.96	85,285	0.55	0.70	2.06	47
(1.03)	17.27	16.01	95,755	0.59	0.69	2.44	41
(0.44)	15.80	(2.90)	128,994	0.67	0.67	2.72	42
(0.42)	16.74	(0.22)	119,483	0.65	0.65	2.30	44

$(2.86)	$12.41	4.42%	$47,049	0.91%	1.01%	2.07%	52%
(4.12)	15.04	9.67	84,009	0.85	1.00	1.87	47
(0.98)	17.41	15.68	345,533	0.89	0.99	2.11	41
(0.40)	15.92	(3.19)	387,993	0.97	0.97	2.44	42
(0.35)	16.87	(0.55)	628,008	0.95	0.95	2.03	44

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI NFJ International Value:
Class A
6/30/2019	$18.52	$0.33	$(0.08)	$0.25	$(0.30)	$—
6/30/2018	18.13	0.34	0.38	0.72	(0.32)	(0.01)
6/30/2017	16.32	0.34	1.92	2.26	(0.45)	—
6/30/2016	21.61	0.37	(5.15)	(4.78)	(0.51)	—
6/30/2015	24.17	0.41	(2.40)	(1.99)	(0.57)	—
Class C
6/30/2019	$18.20	$0.17	$(0.04)	$0.13	$(0.18)	$—
6/30/2018	17.86	0.19	0.37	0.56	(0.21)	(0.01)
6/30/2017	16.09	0.23	1.86	2.09	(0.32)	—
6/30/2016	21.37	0.24	(5.08)	(4.84)	(0.44)	—
6/30/2015	23.91	0.24	(2.37)	(2.13)	(0.41)	—
Class R
6/30/2019	$18.56	$0.29	$(0.07)	$0.22	$(0.26)	$—
6/30/2018	18.15	0.31	0.35	0.66	(0.24)	(0.01)
6/30/2017	16.35	0.33	1.88	2.21	(0.41)	—
6/30/2016	21.66	0.35	(5.17)	(4.82)	(0.49)	—
6/30/2015	24.23	0.37	(2.41)	(2.04)	(0.53)	—
Class P
6/30/2019	$18.61	$0.35	$(0.04)	$0.31	$(0.34)	$—
6/30/2018	18.21	0.36	0.41	0.77	(0.36)	(0.01)
6/30/2017	16.40	0.40	1.90	2.30	(0.49)	—
6/30/2016	21.70	0.43	(5.18)	(4.75)	(0.55)	—
6/30/2015	24.28	0.48	(2.41)	(1.93)	(0.65)	—
Institutional Class
6/30/2019	$18.64	$0.41	$(0.08)	$0.33	$(0.37)	$—
6/30/2018	18.24	0.42	0.36	0.78	(0.37)	(0.01)
6/30/2017	16.42	0.37	1.95	2.32	(0.50)	—
6/30/2016	21.71	0.40	(5.13)	(4.73)	(0.56)	—
6/30/2015	24.29	0.50	(2.42)	(1.92)	(0.66)	—
Class R6
6/30/2019	$18.63	$0.37	$(0.04)	$0.33	$(0.37)	$—
6/30/2018	18.19	0.29	0.50	0.79	(0.34)	(0.01)
6/30/2017	16.38	0.40	1.93	2.33	(0.52)	—
6/30/2016	21.68	0.48	(5.20)	(4.72)	(0.58)	—
6/30/2015	24.28	0.55	(2.46)	(1.91)	(0.69)	—
Administrative Class
6/30/2019	$18.56	$0.29	$0.01	$0.30	$(0.32)	$—
6/30/2018	18.19	0.38	0.35	0.73	(0.35)	(0.01)
6/30/2017	16.37	0.36	1.92	2.28	(0.46)	—
6/30/2016	21.68	0.42	(5.20)	(4.78)	(0.53)	—
6/30/2015	24.25	0.45	(2.41)	(1.96)	(0.61)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

126	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.30)	$18.47	1.44%	$71,931	1.30%	1.38%	1.84%	49%
(0.33)	18.52	3.95	88,385	1.29	1.37	1.76	63
(0.45)	18.13	13.99	127,642	1.30	1.35	2.01	63
(0.51)	16.32	(22.28)	258,429	1.29	1.32	2.04	50
(0.57)	21.61	(8.30)	466,262	1.27	1.30	1.83	54

$(0.18)	$18.15	0.76%	$13,926	2.05%	2.13%	0.98%	49%
(0.22)	18.20	3.11	36,184	2.04	2.12	0.99	63
(0.32)	17.86	13.10	54,546	2.05	2.10	1.37	63
(0.44)	16.09	(22.81)	83,722	2.04	2.07	1.33	50
(0.41)	21.37	(8.99)	154,476	2.02	2.05	1.09	54

$(0.26)	$18.52	1.23%	$6,108	1.55%	1.63%	1.58%	49%
(0.25)	18.56	3.64	9,190	1.54	1.62	1.58	63
(0.41)	18.15	13.68	11,300	1.55	1.60	1.91	63
(0.49)	16.35	(22.43)	13,915	1.54	1.57	1.89	50
(0.53)	21.66	(8.52)	22,511	1.52	1.55	1.63	54

$(0.34)	$18.58	1.76%	$38,655	1.05%	1.13%	1.93%	49%
(0.37)	18.61	4.17	89,644	1.04	1.12	1.87	63
(0.49)	18.21	14.20	148,540	1.05	1.10	2.34	63
(0.55)	16.40	(22.07)	350,745	1.04	1.07	2.34	50
(0.65)	21.70	(8.04)	659,204	1.02	1.05	2.15	54

$(0.37)	$18.60	1.84%	$46,473	0.95%	1.03%	2.24%	49%
(0.38)	18.64	4.27	55,924	0.94	1.02	2.14	63
(0.50)	18.24	14.33	74,272	0.95	1.00	2.18	63
(0.56)	16.42	(21.97)	309,622	0.94	0.97	2.17	50
(0.66)	21.71	(7.98)	1,095,977	0.92	0.95	2.21	54

$(0.37)	$18.59	1.88%	$1,277	0.90%	0.98%	2.07%	49%
(0.35)	18.63	4.31	1,836	0.89	0.97	1.48	63
(0.52)	18.19	14.42	28,460	0.90	0.95	2.33	63
(0.58)	16.38	(21.97)	55,751	0.89	0.92	2.64	50
(0.69)	21.68	(7.94)	66,164	0.87	0.90	2.51	54

$(0.32)	$18.54	1.68%	$1,436	1.20%	1.28%	1.60%	49%
(0.36)	18.56	4.01	4,829	1.19	1.27	1.96	63
(0.46)	18.19	14.09	4,973	1.20	1.25	2.08	63
(0.53)	16.37	(22.22)	14,487	1.19	1.22	2.31	50
(0.61)	21.68	(8.18)	19,020	1.17	1.20	2.00	54

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Large-Cap Value:
Class A
6/30/2019	$26.14	$0.41	$0.79		$1.20	$(0.39)	$(0.05)
6/30/2018	24.31	0.41	1.83		2.24	(0.41)	—
6/30/2017	20.34	0.36	3.97	(c)	4.33	(0.36)	—
6/30/2016	21.44	0.37	(1.09)		(0.72)	(0.38)	—
6/30/2015	21.13	0.35	0.30		0.65	(0.34)	—
Class C
6/30/2019	$26.44	$0.19	$0.81		$1.00	$(0.16)	$(0.05)
6/30/2018	24.57	0.22	1.86		2.08	(0.21)	—
6/30/2017	20.50	0.19	4.01	(c)	4.20	(0.13)	—
6/30/2016	21.57	0.22	(1.09)		(0.87)	(0.20)	—
6/30/2015	21.22	0.19	0.30		0.49	(0.14)	—
Class R
6/30/2019	$26.41	$0.34	$0.80		$1.14	$(0.32)	$(0.05)
6/30/2018	24.55	0.35	1.85		2.20	(0.34)	—
6/30/2017	20.51	0.30	4.02	(c)	4.32	(0.28)	—
6/30/2016	21.60	0.32	(1.09)		(0.77)	(0.32)	—
6/30/2015	21.26	0.30	0.30		0.60	(0.26)	—
Class P
6/30/2019	$26.38	$0.48	$0.81		$1.29	$(0.46)	$(0.05)
6/30/2018	24.53	0.47	1.86		2.33	(0.48)	—
6/30/2017	20.56	0.42	4.01	(c)	4.43	(0.46)	—
6/30/2016	21.68	0.42	(1.09)		(0.67)	(0.45)	—
6/30/2015	21.42	0.41	0.31		0.72	(0.46)	—
Institutional Class
6/30/2019	$26.02	$0.50	$0.79		$1.29	$(0.49)	$(0.05)
6/30/2018	24.20	0.49	1.84		2.33	(0.51)	—
6/30/2017	20.27	0.43	3.97	(c)	4.40	(0.47)	—
6/30/2016	21.39	0.44	(1.09)		(0.65)	(0.47)	—
6/30/2015	21.13	0.42	0.31		0.73	(0.47)	—
Administrative Class
6/30/2019	$26.51	$0.45	$0.80		$1.25	$(0.42)	$(0.05)
6/30/2018	24.64	0.43	1.88		2.31	(0.44)	—
6/30/2017	20.61	0.38	4.04	(c)	4.42	(0.39)	—
6/30/2016	21.73	0.39	(1.10)		(0.71)	(0.41)	—
6/30/2015	21.26	0.39	0.29		0.68	(0.21)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $0.65 for Class A; $0.68 for Class C; $0.71 for Class R; $0.75 for Class P; $0.57 for Institutional Class and $0.65 for Administrative Class. The increase in total return per class was approximately 3.24% for Class A; 3.33% for Class C; 3.50% for Class R; 3.72% for Class P; 2.87% for Institutional Class and 3.21% for Administrative Class.

128	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.44)	$26.90		4.67%	$178,311	1.12%	1.12%	1.57%	68%
(0.41)	26.14		9.27	145,338	1.06	1.11	1.56	110
(0.36)	24.31	(c)	21.42 (c)	151,306	1.02	1.12	1.60	67
(0.38)	20.34		(3.30)	150,436	1.11	1.11	1.82	51
(0.34)	21.44		3.06	145,039	1.11	1.11	1.63	26

$(0.21)	$27.23		3.82%	$12,080	1.87%	1.87%	0.70%	68%
(0.21)	26.44		8.49	62,232	1.81	1.86	0.82	110
(0.13)	24.57	(c)	20.52 (c)	70,159	1.77	1.87	0.86	67
(0.20)	20.50		(4.04)	79,758	1.86	1.86	1.06	51
(0.14)	21.57		2.28	94,367	1.86	1.86	0.88	26

$(0.37)	$27.18		4.37%	$2,090	1.37%	1.37%	1.24%	68%
(0.34)	26.41		9.00	5,200	1.31	1.36	1.35	110
(0.28)	24.55	(c)	21.14 (c)	6,997	1.27	1.37	1.35	67
(0.32)	20.51		(3.53)	7,200	1.36	1.36	1.56	51
(0.26)	21.60		2.80	8,641	1.36	1.36	1.39	26

$(0.51)	$27.16		4.95%	$19,097	0.87%	0.87%	1.80%	68%
(0.48)	26.38		9.54	20,242	0.81	0.86	1.80	110
(0.46)	24.53	(c)	21.71 (c)	18,164	0.77	0.87	1.85	67
(0.45)	20.56		(3.06)	14,197	0.86	0.86	2.06	51
(0.46)	21.68		3.35	17,699	0.86	0.86	1.88	26

$(0.54)	$26.77		5.02%	$132,572	0.77%	0.77%	1.91%	68%
(0.51)	26.02		9.66	127,728	0.71	0.76	1.89	110
(0.47)	24.20	(c)	21.88 (c)	114,377	0.67	0.77	1.95	67
(0.47)	20.27		(2.99)	150,909	0.76	0.76	2.18	51
(0.47)	21.39		3.44	312,294	0.76	0.76	1.97	26

$(0.47)	$27.29		4.77%	$1,381	1.02%	1.02%	1.66%	68%
(0.44)	26.51		9.40	1,323	0.96	1.01	1.64	110
(0.39)	24.64	(c)	21.58 (c)	1,272	0.92	1.02	1.71	67
(0.41)	20.61		(3.23)	1,345	1.01	1.01	1.91	51
(0.21)	21.73		3.20	1,655	1.01	1.01	1.79	26

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
6/30/2019	$30.06	$0.44	$0.54	$0.98	$(0.31)	$(0.13)
6/30/2018	31.41	0.39	1.27	1.66	(0.26)	(2.75)
6/30/2017	24.37	0.36	7.03 (d)	7.39	(0.33)	(0.02)
6/30/2016	25.82	0.45	(0.87)	(0.42)	(0.32)	(0.71)
6/30/2015	25.52	0.31	0.36	0.67	(0.37)	—
Class C
6/30/2019	$24.62	$0.13	$0.54	$0.67	$—	$(0.13)
6/30/2018	26.22	0.12	1.08	1.20	(0.05)	(2.75)
6/30/2017	20.43	0.13	5.87 (d)	6.00	(0.19)	(0.02)
6/30/2016	21.83	0.23	(0.73)	(0.50)	(0.19)	(0.71)
6/30/2015	21.66	0.10	0.30	0.40	(0.23)	—
Class R
6/30/2019	$25.79	$0.31	$0.46	$0.77	$(0.27)	$(0.13)
6/30/2018	27.40	0.24	1.17	1.41	(0.27)	(2.75)
6/30/2017	21.26	0.26	6.13 (d)	6.39	(0.23)	(0.02)
6/30/2016	22.68	0.34	(0.76)	(0.42)	(0.29)	(0.71)
6/30/2015	22.48	0.22	0.32	0.54	(0.34)	—
Class P
6/30/2019	$24.35	$0.41	$0.43	$0.84	$(0.38)	$(0.13)
6/30/2018	26.01	0.37	1.10	1.47	(0.38)	(2.75)
6/30/2017	20.27	0.32	5.87 (d)	6.19	(0.43)	(0.02)
6/30/2016	21.70	0.43	(0.74)	(0.31)	(0.41)	(0.71)
6/30/2015	21.57	0.33	0.29	0.62	(0.49)	—
Institutional Class
6/30/2019	$32.15	$0.58	$0.57	$1.15	$(0.40)	$(0.13)
6/30/2018	33.41	0.51	1.38	1.89	(0.40)	(2.75)
6/30/2017	25.88	0.48	7.47 (d)	7.95	(0.40)	(0.02)
6/30/2016	27.33	0.56	(0.90)	(0.34)	(0.40)	(0.71)
6/30/2015	26.99	0.43	0.37	0.80	(0.46)	—
Class R6
6/30/2019	$32.13	$0.63	$0.53	$1.16	$(0.41)	$(0.13)
12/18/2017* - 6/30/2018	36.74	0.18	(1.61)	(1.43)	(0.43)	(2.75)
Administrative Class
6/30/2019	$31.00	$0.48	$0.56	$1.04	$(0.34)	$(0.13)
6/30/2018	32.35	0.42	1.32	1.74	(0.34)	(2.75)
6/30/2017	25.08	0.40	7.24 (d)	7.64	(0.35)	(0.02)
6/30/2016	26.54	0.49	(0.89)	(0.40)	(0.35)	(0.71)
6/30/2015	26.23	0.35	0.37	0.72	(0.41)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $1.41 for Class A; $1.23 for Class C; $1.13 for Class R; $1.93 for Class P; $1.19 for Institutional Class and $1.63 for Administrative Class. The increase in total return per class was approximately 5.86% for Class A; 6.08% for Class C; 5.37% for Class R; 9.70% for Class P; 4.66% for Institutional Class and 6.58% for Administrative Class.

(e)	Annualized, unless otherwise noted.

130	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.44)	$30.60		3.46%	$595,707	0.99%		1.21%		1.48%		81%
(3.01)	30.06		4.88	518,293	1.04	(c)	1.21	(c)	1.22	(c)	31
(0.35)	31.41	(d)	30.53 (d)	480,691	1.21	(c)	1.21	(c)	1.30	(c)	45
(1.03)	24.37		(1.46)	363,166	1.23	(c)	1.23	(c)	1.88	(c)	50
(0.37)	25.82		2.66	408,706	1.26	(c)	1.26	(c)	1.23	(c)	48

$(0.13)	$25.16		2.73%	$48,176	1.74%		1.96%		0.54%		81%
(2.80)	24.62		4.10	182,192	1.79	(c)	1.96	(c)	0.46	(c)	31
(0.21)	26.22	(d)	29.52 (d)	168,922	1.96	(c)	1.96	(c)	0.59	(c)	45
(0.90)	20.43		(2.16)	173,304	1.98	(c)	1.98	(c)	1.13	(c)	50
(0.23)	21.83		1.88	198,432	2.01	(c)	2.01	(c)	0.48	(c)	48

$(0.40)	$26.16		3.21%	$20,087	1.24%		1.46%		1.22%		81%
(3.02)	25.79		4.65	15,644	1.27	(c)	1.46	(c)	0.90	(c)	31
(0.25)	27.40	(d)	30.19 (d)	5,591	1.46	(c)	1.46	(c)	1.09	(c)	45
(1.00)	21.26		(1.70)	6,969	1.48	(c)	1.48	(c)	1.58	(c)	50
(0.34)	22.68		2.43	11,665	1.51	(c)	1.51	(c)	0.96	(c)	48

$(0.51)	$24.68		3.75%	$197,201	0.74%		0.96%		1.70%		81%
(3.13)	24.35		5.17	200,081	0.77	(c)	0.96	(c)	1.46	(c)	31
(0.45)	26.01	(d)	30.82 (d)	52,167	0.96	(c)	0.96	(c)	1.39	(c)	45
(1.12)	20.27		(1.19)	17,268	0.98	(c)	0.98	(c)	2.14	(c)	50
(0.49)	21.70		2.93	15,307	1.01	(c)	1.01	(c)	1.55	(c)	48

$(0.53)	$32.77		3.83%	$406,173	0.64%		0.86%		1.82%		81%
(3.15)	32.15		5.26	332,110	0.66	(c)	0.86	(c)	1.53	(c)	31
(0.42)	33.41	(d)	30.95 (d)	53,333	0.86	(c)	0.86	(c)	1.66	(c)	45
(1.11)	25.88		(1.08)	55,877	0.88	(c)	0.88	(c)	2.16	(c)	50
(0.46)	27.33		3.01	92,289	0.91	(c)	0.91	(c)	1.60	(c)	48

$(0.54)	$32.75		3.89%	$18,052	0.59%		0.81%		2.03%		81%
(3.18)	32.13		(4.25)	2,167	0.59	(c)(e)	0.81	(c)(e)	1.04	(c)(e)	31

$(0.47)	$31.57		3.60%	$27,405	0.89%		1.11%		1.58%		81%
(3.09)	31.00		4.98	18,947	0.92	(c)	1.11	(c)	1.32	(c)	31
(0.37)	32.35	(d)	30.66 (d)	5,120	1.11	(c)	1.11	(c)	1.40	(c)	45
(1.06)	25.08		(1.36)	3,792	1.13	(c)	1.13	(c)	1.98	(c)	50
(0.41)	26.54		2.77	4,698	1.16	(c)	1.16	(c)	1.33	(c)	48

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	131

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
6/30/2019	$21.71	$0.29	$(2.73)	$(2.44)	$(0.62)	$(4.12)
6/30/2018	24.36	0.29	1.44	1.73	(0.12)	(4.26)
6/30/2017	20.82	0.30	4.12	4.42	(0.32)	(0.56)
6/30/2016	25.91	0.41	(1.92)	(1.51)	(0.35)	(3.23)
6/30/2015	35.24	0.41	(1.95)	(1.54)	(0.67)	(7.12)
Class C
6/30/2019	$19.30	$0.16	$(2.41)	$(2.25)	$—	$(4.08)*
6/30/2018	22.14	0.11	1.31	1.42	—	(4.26)
6/30/2017	19.02	0.12	3.75	3.87	(0.19)	(0.56)
6/30/2016	23.99	0.23	(1.78)	(1.55)	(0.19)	(3.23)
6/30/2015	33.27	0.17	(1.85)	(1.68)	(0.48)	(7.12)
Class R
6/30/2019	$23.10	$0.26	$(2.85)	$(2.59)	$(0.54)	$(4.12)
6/30/2018	25.64	0.25	1.51	1.76	(0.04)	(4.26)
6/30/2017	21.87	0.25	4.34	4.59	(0.26)	(0.56)
6/30/2016	26.99	0.37	(1.99)	(1.62)	(0.27)	(3.23)
6/30/2015	36.37	0.34	(2.02)	(1.68)	(0.58)	(7.12)
Class P
6/30/2019	$24.18	$0.38	$(2.97)	$(2.59)	$(0.68)	$(4.12)
6/30/2018	26.69	0.39	1.56	1.95	(0.20)	(4.26)
6/30/2017	22.74	0.36	4.54	4.90	(0.39)	(0.56)
6/30/2016	27.92	0.51	(2.06)	(1.55)	(0.40)	(3.23)
6/30/2015	37.36	0.51	(2.07)	(1.56)	(0.76)	(7.12)
Institutional Class
6/30/2019	$24.34	$0.41	$(3.00)	$(2.59)	$(0.68)	$(4.12)
6/30/2018	26.82	0.42	1.58	2.00	(0.22)	(4.26)
6/30/2017	22.84	0.42	4.53	4.95	(0.41)	(0.56)
6/30/2016	28.05	0.55	(2.08)	(1.53)	(0.45)	(3.23)
6/30/2015	37.46	0.56	(2.07)	(1.51)	(0.78)	(7.12)
Class R6
6/30/2019	$24.25	$0.41	$(2.99)	$(2.58)	$(0.70)	$(4.12)
6/30/2018	26.75	0.44	1.56	2.00	(0.24)	(4.26)
6/30/2017	22.79	0.41	4.55	4.96	(0.44)	(0.56)
6/30/2016	28.02	0.56	(2.08)	(1.52)	(0.48)	(3.23)
6/30/2015	37.47	0.40	(1.90)	(1.50)	(0.83)	(7.12)
Administrative Class
6/30/2019	$21.65	$0.30	$(2.73)	$(2.43)	$(0.62)	$(4.12)
6/30/2018	24.30	0.32	1.43	1.75	(0.14)	(4.26)
6/30/2017	20.78	0.33	4.11	4.44	(0.36)	(0.56)
6/30/2016	25.87	0.45	(1.92)	(1.47)	(0.39)	(3.23)
6/30/2015	35.19	0.46	(1.96)	(1.50)	(0.70)	(7.12)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*

The character of a portion of the distribution was redesignated from net investment income to net realized capital gain for the year ended June 30, 2019. The per share amount for Class C differs from other classes, as at the time the distribution was made, Class C had minimal distributable net investment income, therefore no redesignation for Class C was made.

(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

132	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.74)	$14.53		(7.70)%		$439,710	1.18%		1.26%		1.65%		47%
(4.38)	21.71		7.04		718,104	1.20		1.25		1.27		24
(0.88)	24.36		21.38		788,438	1.20	(c)	1.24	(c)	1.31	(c)	30
(3.58)	20.82		(5.31)		1,037,525	1.22	(c)	1.23	(c)	1.88	(c)	48
(7.79)	25.91	(d)	(3.77	)(d)	1,592,000	1.18		1.21		1.39		42

$(4.08)	$12.97		(8.35)%		$3,984	1.93%		2.01%		0.88%		47%
(4.26)	19.30		6.26		106,052	1.95		2.00		0.54		24
(0.75)	22.14		20.45		135,225	1.95	(c)	1.99	(c)	0.56	(c)	30
(3.42)	19.02		(5.99)		175,139	1.97	(c)	1.98	(c)	1.14	(c)	48
(7.60)	23.99	(d)	(4.52	)(d)	259,629	1.93		1.96		0.63		42

$(4.66)	$15.85		(7.97)%		$22,153	1.43%		1.51%		1.41%		47%
(4.30)	23.10		6.77		37,655	1.45		1.50		1.02		24
(0.82)	25.64		21.09		51,759	1.45	(c)	1.49	(c)	1.04	(c)	30
(3.50)	21.87		(5.52)		64,707	1.47	(c)	1.48	(c)	1.62	(c)	48
(7.70)	26.99	(d)	(4.06	)(d)	97,345	1.43		1.46		1.13		42

$(4.80)	$16.79		(7.49)%		$39,426	0.93%		1.01%		1.91%		47%
(4.46)	24.18		7.27		65,466	0.95		1.00		1.54		24
(0.95)	26.69		21.66		72,679	0.95	(c)	0.99	(c)	1.42	(c)	30
(3.63)	22.74		(5.01)		58,556	0.97	(c)	0.98	(c)	2.13	(c)	48
(7.88)	27.92	(d)	(3.58	)(d)	106,077	0.93		0.96		1.63		42

$(4.80)	$16.95		(7.42)%		$288,309	0.83%		0.91%		1.98%		47%
(4.48)	24.34		7.43		778,547	0.85		0.90		1.61		24
(0.97)	26.82		21.82		1,213,861	0.83	(c)	0.89	(c)	1.68	(c)	30
(3.68)	22.84		(4.93)		1,800,472	0.82	(c)	0.88	(c)	2.28	(c)	48
(7.90)	28.05	(d)	(3.40	)(d)	2,866,196	0.78		0.86		1.78		42

$(4.82)	$16.85		(7.37)%		$150,200	0.78%		0.86%		2.04%		47%
(4.50)	24.25		7.44		347,379	0.80		0.85		1.70		24
(1.00)	26.75		21.90		464,279	0.79	(c)	0.84	(c)	1.60	(c)	30
(3.71)	22.79		(4.86)		371,453	0.77	(c)	0.83	(c)	2.39	(c)	48
(7.95)	28.02	(d)	(3.37	)(d)	235,613	0.73		0.81		1.36		42

$(4.74)	$14.48		(7.64)%		$107,836	1.08%		1.16%		1.74%		47%
(4.40)	21.65		7.14		206,749	1.10		1.15		1.38		24
(0.92)	24.30		21.52		365,241	1.09	(c)	1.14	(c)	1.43	(c)	30
(3.62)	20.78		(5.11)		494,621	1.07	(c)	1.13	(c)	2.03	(c)	48
(7.82)	25.87	(d)	(3.62	)(d)	811,305	1.03		1.11		1.54		42

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	133

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap:
Class A
6/30/2019	$21.61	$0.07	$(0.53)	$(0.46)	$(0.02)	$(1.63)
6/30/2018	20.51	(0.02)	3.92	3.90	—	(2.80)
6/30/2017	16.71	0.03	3.79	3.82	(0.01)	(0.01)
6/30/2016	18.41	0.03	(1.14)	(1.11)	(0.09)	(0.50)
6/30/2015	18.28	0.09	0.93	1.02	(0.05)	(0.84)
Class C
6/30/2019	$20.92	$(0.07)	$(0.54)	$(0.61)	$—	$(1.63)
6/30/2018	20.07	(0.17)	3.82	3.65	—	(2.80)
6/30/2017	16.48	(0.11)	3.71	3.60	—	(0.01)
6/30/2016	18.20	(0.10)	(1.12)	(1.22)	—	(0.50)
6/30/2015	18.16	(0.05)	0.93	0.88	—	(0.84)
Class P
6/30/2019	$21.81	$0.12	$(0.53)	$(0.41)	$(0.03)	$(1.63)
6/30/2018	20.63	0.03	3.95	3.98	—	(2.80)
6/30/2017	16.77	0.07	3.81	3.88	(0.01)	(0.01)
6/30/2016	18.49	0.07	(1.15)	(1.08)	(0.14)	(0.50)
6/30/2015	18.33	0.13	0.95	1.08	(0.08)	(0.84)
Institutional Class
6/30/2019	$21.96	$0.14	$(0.53)	$(0.39)	$(0.04)	$(1.63)
6/30/2018	20.73	0.05	3.98	4.03	—	(2.80)
6/30/2017	16.84	0.10	3.81	3.91	(0.01)	(0.01)
6/30/2016	18.49	0.08	(1.13)	(1.05)	(0.10)	(0.50)
6/30/2015	18.34	0.15	0.94	1.09	(0.10)	(0.84)
Class R6
8/22/2018* - 6/30/2019	$23.16	$0.13	$(1.71)	$(1.58)	$(0.05)	$(1.63)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.

134	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.65)	$19.50		(0.62)%	$66,269	1.18%		1.27%		0.35%		78%
(2.80)	21.61		19.96	44,860	1.31	(c)	1.31	(c)	(0.07	)(c)	126
(0.02)	20.51	(d)	22.82 (d)	39,509	1.31		1.31		0.15		152
(0.59)	16.71		(6.02)	32,660	1.27		1.31		0.17		139
(0.89)	18.41		6.01	38,579	1.24		1.30		0.47		148

$(1.63)	$18.68		(1.39)%	$7,873	1.93%		2.02%		(0.36)%		78%
(2.80)	20.92		19.10	35,080	2.06	(c)	2.06	(c)	(0.82	)(c)	126
(0.01)	20.07	(d)	21.82 (d)	32,802	2.06		2.06		(0.60)		152
(0.50)	16.48		(6.72)	36,607	2.02		2.06		(0.58)		139
(0.84)	18.20		5.27	44,067	1.99		2.05		(0.29)		148

$(1.66)	$19.74		(0.36)%	$9,637	0.93%		1.02%		0.61%		78%
(2.80)	21.81		20.25	6,883	1.06	(c)	1.06	(c)	0.12	(c)	126
(0.02)	20.63	(d)	23.12 (d)	3,425	1.06		1.06		0.39		152
(0.64)	16.77		(5.82)	3,246	1.02		1.06		0.43		139
(0.92)	18.49		6.36	2,143	0.99		1.05		0.73		148

$(1.67)	$19.90		(0.29)%	$9,077	0.83%		0.92%		0.70%		78%
(2.80)	21.96		20.40	8,104	0.96	(c)	0.96	(c)	0.21	(c)	126
(0.02)	20.73	(d)	23.22 (d)	3,037	0.96		0.96		0.52		152
(0.60)	16.84		(5.69)	2,738	0.92		0.96		0.46		139
(0.94)	18.49		6.41	6,656	0.93		0.95		0.86		148

$(1.68)	$19.90		(5.42)%	$17,792	0.77	%(e)	0.87	%(e)	0.76	%(e)	78%

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	135

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year
AllianzGI Technology:
Class A
6/30/2019	$71.60	$(0.68)		$5.90	$5.22	$(12.90)	$63.92
6/30/2018	60.82	(0.64)		22.58	21.94	(11.16)	71.60
6/30/2017	48.03	(0.17	)(d)	15.75	15.58	(2.79)	60.82	(d)
6/30/2016	58.15	(0.38)		(1.07)	(1.45)	(8.67)	48.03
6/30/2015	63.49	(0.54)		6.49	5.95	(11.29)	58.15
Class C
6/30/2019	$55.32	$(0.92)		$3.72	$2.80	$(12.90)	$45.22
6/30/2018	49.43	(0.91)		17.96	17.05	(11.16)	55.32
6/30/2017	39.80	(0.46	)(d)	12.88	12.42	(2.79)	49.43	(d)
6/30/2016	49.98	(0.66)		(0.85)	(1.51)	(8.67)	39.80
6/30/2015	56.46	(0.87)		5.68	4.81	(11.29)	49.98
Class P
6/30/2019	$79.05	$(0.58)		$6.92	$6.34	$(12.90)	$72.49
6/30/2018	66.03	(0.53)		24.71	24.18	(11.16)	79.05
6/30/2017	51.80	—	(d)	17.02	17.02	(2.79)	66.03	(d)
6/30/2016	61.90	(0.27)		(1.16)	(1.43)	(8.67)	51.80
6/30/2015	66.74	(0.42)		6.87	6.45	(11.29)	61.90
Institutional Class
6/30/2019	$80.40	$(0.52)		$7.12	$6.60	$(12.90)	$74.10
6/30/2018	66.94	(0.45)		25.07	24.62	(11.16)	80.40
6/30/2017	52.43	0.06	(d)	17.24	17.30	(2.79)	66.94	(d)
6/30/2016	62.49	(0.24)		(1.15)	(1.39)	(8.67)	52.43
6/30/2015	67.21	(0.36)		6.93	6.57	(11.29)	62.49
Administrative Class
6/30/2019	$75.76	$(0.67)		$6.48	$5.81	$(12.90)	$68.67
6/30/2018	63.76	(0.61)		23.77	23.16	(11.16)	75.76
6/30/2017	50.18	(0.23	)(d)	16.60	16.37	(2.79)	63.76	(d)
6/30/2016	60.32	(0.36)		(1.11)	(1.47)	(8.67)	50.18
6/30/2015	65.40	(0.50)		6.71	6.21	(11.29)	60.32

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)

An out of period adjustment of $3,694,541, which is included in miscellaneous income, related to income earned in previous years, decreased net investment loss per share and increased net asset value per share by approximately $0.15 for Class A; $0.13 for Class C; $0.20 for Class P; $0.20 for Institutional Class and $0.04 for Administrative Class. The increase in total return and decrease in ratio of net investment loss to average net assets relating to this income for each share class was approximately 0.33% and 0.28% for Class A; 0.35% and 0.29% for Class C; 0.40% and 0.33% for Class P; 0.40% and 0.32% for Institutional Class; 0.09% and 0.08% for Administrative Class, respectively.

136	Annual Report	| June 30, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

12.40%	$601,112	1.51	%(c)	1.56	%(c)	(1.05	)%(c)	109%
38.89	530,127	1.42	(c)	1.57	(c)	(0.95	)(c)	104
33.69 (d)	452,039	1.51	(c)	1.61	(c)	(0.31	)(c)(d)	128
(3.24)	417,305	1.66	(c)	1.66	(c)	(0.74	)(c)	171
10.33	340,765	1.61		1.61		(0.90)		165

11.57%	$48,842	2.23	%(c)	2.31	%(c)	(1.78	)%(c)	109%
37.86	138,589	2.17	(c)	2.32	(c)	(1.70	)(c)	104
32.69 (d)	113,411	2.26	(c)	2.36	(c)	(1.05	)(c)(d)	128
(3.95)	112,423	2.41	(c)	2.41	(c)	(1.53	)(c)	171
9.51	130,395	2.36		2.36		(1.65)		165

12.68%	$155,553	1.27	%(c)	1.31	%(c)	(0.80	)%(c)	109%
39.24	100,560	1.17	(c)	1.32	(c)	(0.71	)(c)	104
34.03 (d)	59,369	1.26	(c)	1.35	(c)	(0.01	)(c)(d)	128
(2.99)	44,881	1.41	(c)	1.41	(c)	(0.50	)(c)	171
10.62	53,710	1.36		1.36		(0.66)		165

12.81%	$800,061	1.16	%(c)	1.21	%(c)	(0.69	)%(c)	109%
39.37	789,922	1.07	(c)	1.22	(c)	(0.59	)(c)	104
34.16 (d)	736,162	1.16	(c)	1.25	(c)	0.09	(c)(d)	128
(2.89)	518,761	1.31	(c)	1.31	(c)	(0.43	)(c)	171
10.71	617,315	1.26		1.26		(0.55)		165

12.52%	$11,688	1.40	%(c)	1.46	%(c)	(0.95	)%(c)	109%
39.02	23,535	1.32	(c)	1.47	(c)	(0.85	)(c)	104
33.83 (d)	15,062	1.44	(c)	1.52	(c)	(0.41	)(c)(d)	128
(3.15)	62,913	1.56	(c)	1.56	(c)	(0.68	)(c)	171
10.44	72,947	1.51		1.51		(0.80)		165

See accompanying Notes to Financial Statements	| June 30, 2019 |	Annual Report	137

Notes to Financial Statements

June 30, 2019

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. As of June 30, 2019, the Trust consisted of fourteen separate investment funds (each a “Fund” and collectively the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Adviser”) serves as the Funds’ investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Such conversions are subject to certain limitations.

During the year ended June 30, 2019, the following Fund sold and issued shares of beneficial interest to Allianz of America, Inc. (“AZOA”), an indirect wholly-owned subsidiary of Allianz SE:

AllianzGI Small Cap
Class	Date	Shares	Amount
R6	8/22/18	432	$10,000

The investment objective of AllianzGI Emerging Markets Opportunities is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap and AllianzGI Technology is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Trust’s organizational documents provide that its officers (“Officers”) and the Board of Trustees (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and, under normal circumstances, ETFs are valued at their current market trading price. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Adviser monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Adviser determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Adviser determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected, or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

138	June 30, 2019 |	Annual Report

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV of a Fund’s shares may change on days when an investor is not able to purchase or redeem or exchanges shares.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Annual Report	| June 30, 2019	139

Notes to Financial Statements (cont’d)

June 30, 2019

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at June 30, 2019 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock:
Brazil	$16,449,798	—	—	$16,449,798
China	20,059,970	$108,833,565	—	128,893,535
India	13,277,084	27,616,605	—	40,893,689
Mexico	10,879,228	—	—	10,879,228
Russian Federation	22,946,912	—	$3,377,025	26,323,937
South Africa	3,658,174	14,902,830	—	18,561,004
Thailand	—	—	7,596,712	7,596,712
United States	3,958,092	—	—	3,958,092
All Other	—	95,579,325	—	95,579,325
Preferred Stock:
Brazil	12,856,021	—	—	12,856,021
Russian Federation	—	—	5,739,783	5,739,783
Exchange-Traded Funds	2,832,060	—	—	2,832,060
Repurchase Agreements	—	5,998,000	—	5,998,000
Totals	$106,917,339	$252,930,325	$16,713,520	$376,561,184

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AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock	$1,005,671,828	—	—	$1,005,671,828
Repurchase Agreements	—	$39,629,000	—	39,629,000
Totals	$1,005,671,828	$39,629,000	—	$1,045,300,828

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock:
Australia	—	$636,680	—	$636,680
Denmark	—	78,403	—	78,403
France	—	593,968	—	593,968
Germany	—	289,431	—	289,431
Japan	—	112,274	—	112,274
Spain	—	87,343	—	87,343
United Kingdom	—	1,657,816	—	1,657,816
All Other	$8,274,863	—	—	8,274,863
Exchange-Traded Funds	407,064	—	—	407,064
Totals	$8,681,927	$3,455,915	—	$12,137,842

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock:
Australia	—	$3,012,610	$46,051	$3,058,661
Austria	$1,516,490	759,529	—	2,276,019
Denmark	—	2,723,823	—	2,723,823
Finland	—	473,370	—	473,370
France	—	3,144,482	—	3,144,482
Germany	1,610,763	2,511,985	—	4,122,748
Hong Kong	—	191,521	—	191,521
Indonesia	—	322,552	—	322,552
Italy	—	1,306,692	—	1,306,692
Japan	—	12,759,281	—	12,759,281
Netherlands	—	1,484,900	—	1,484,900
Norway	—	1,345,679	—	1,345,679
Singapore	343,016	533,477	—	876,493
Sweden	—	912,375	—	912,375
Switzerland	897,803	2,134,442	—	3,032,245
Taiwan	—	180,205	—	180,205
Thailand	—	—	257,201	257,201
United Kingdom	—	8,180,673	—	8,180,673
All Other	80,042,401	—	—	80,042,401
Preferred Stock	—	674,411	—	674,411
Repurchase Agreements	—	4,336,000	—	4,336,000
Totals	$84,410,473	$46,988,007	$303,252	$131,701,732

Annual Report	| June 30, 2019	141

Notes to Financial Statements (cont’d)

June 30, 2019

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock:
Pharmaceuticals	$59,753,193	$3,339,966	—	$63,093,159
All Other	89,140,484	—	—	89,140,484
Warrants	—	—	$184,981	184,981
Repurchase Agreements	—	3,619,000	—	3,619,000
Totals	$148,893,677	$6,958,966	$184,981	$156,037,624

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock:
Advertising	—	—	$266,445	$266,445
Aerospace & Defense	$47,991,014	—	272,411	48,263,425
Apparel & Textiles	—	—	44,930	44,930
Banks	50,274,480	—	7	50,274,487
Commercial Services	—	—	576,798	576,798
Media	18,505,956	—	1,018,843	19,524,799
Oil, Gas & Consumable Fuels	38,945,143	—	18	38,945,161
All Other	1,332,375,500	—	—	1,332,375,500
Corporate Bonds & Notes:
Commercial Services	—	$74,186,187	476,780	74,662,967
Diversified Financial Services	—	57,596,565	3,683,024	61,279,589
Media	—	120,188,096	8	120,188,104
All Other	—	1,145,070,918	—	1,145,070,918
Convertible Bonds & Notes:
Banks	—	1,004,375	17,201,932	18,206,307
All Other	—	1,188,646,189	—	1,188,646,189
Convertible Preferred Stock:
Computers	—	10,777,966	—	10,777,966
Diversified Financial Services	—	3,527,607	—	3,527,607
Electronics	—	15,758,632	—	15,758,632
Equity Real Estate Investment Trusts (REITs)	—	15,268,065	—	15,268,065
Hand/Machine Tools	—	12,980,294	—	12,980,294
Healthcare-Products	21,832,009	20,758,694	—	42,590,703
All Other	97,550,230	—	—	97,550,230
Preferred Stock	—	—	18,217,438	18,217,438
Equity-Linked Security	192,096	—	—	192,096
Warrants	—	—	69,803	69,803
Repurchase Agreements	—	211,938,000	—	211,938,000
	1,607,666,428	2,877,701,588	41,828,437	4,527,196,453
Investments in Securities – Liabilities
Options Written:
Market Price	(760,940)	—	—	(760,940)
Totals	$1,606,905,488	$2,877,701,588	$41,828,437	$4,526,435,513

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AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock	$310,499,281	—	—	$310,499,281
Repurchase Agreements	—	$2,558,000	—	2,558,000
Totals	$310,499,281	$2,558,000	—	$313,057,281

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock	$1,335,155,113	—	—	$1,335,155,113
Repurchase Agreements	—	$21,560,000	—	21,560,000
Totals	$1,335,155,113	$21,560,000	—	$1,356,715,113

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock:
Canada	$22,494,930	—	—	$22,494,930
India	1,221,581	—	—	1,221,581
Mexico	1,832,830	—	—	1,832,830
Peru	1,785,857	—	—	1,785,857
Russian Federation	1,677,879	—	—	1,677,879
Taiwan	1,632,841	—	—	1,632,841
United Kingdom	11,025,239	$18,595,271	—	29,620,510
United States	3,354,377	—	—	3,354,377
All Other	—	114,577,790	—	114,577,790
Repurchase Agreements	—	1,224,000	—	1,224,000
Totals	$45,025,534	$134,397,061	—	$179,422,595

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock	$344,382,417	—	—	$344,382,417

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock	$1,305,212,930	—	—	$1,305,212,930
Repurchase Agreements	—	$20,909,000	—	20,909,000
Totals	$1,305,212,930	$20,909,000	—	$1,326,121,930

Annual Report	| June 30, 2019	143

Notes to Financial Statements (cont’d)

June 30, 2019

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock:
Chemicals	$29,045,395	—	$56	$29,045,451
All Other	1,029,152,088	—	—	1,029,152,088
Repurchase Agreements	—	$13,137,000	—	13,137,000
Totals	$1,058,197,483	$13,137,000	$56	$1,071,334,539

AllianzGI Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$4,295,151	—	$2,074	$4,297,225
All Other	104,488,459	—	—	104,488,459
Repurchase Agreements	—	$2,279,000	—	2,279,000
Totals	$108,783,610	$2,279,000	$2,074	$111,064,684

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/19
Common Stock:
Electrical Equipment	$13,049,022	$13,734	—	$13,062,756
Electronic Equipment, Instruments & Components	29,997	222,451	—	252,448
Entertainment	17,405,085	36,690	—	17,441,775
Interactive Media & Services	152,448,576	51,469	—	152,500,045
IT Services	370,021,006	145,372	—	370,166,378
Semiconductors & Semiconductor Equipment	168,225,707	133,996	—	168,359,703
Software	522,729,101	17,129,717	—	539,858,818
Technology Hardware, Storage & Peripherals	52,077,119	45,869	—	52,122,988
All Other	159,871,967	—	—	159,871,967
Exchange-Traded Funds	—	1,913	—	1,913
Repurchase Agreements	—	149,339,000	—	149,339,000
Options Purchased:
Market Price	2,659,800	—	—	2,659,800
	1,458,517,380	167,120,211	—	1,625,637,591
Investments in Securities – Liabilities
Options Written:
Market Price	(437,500)	—	—	(437,500)
Securities Sold Short, at value	(138)	—	—	(138)
	(437,638)	—	—	(437,638)
Totals	$1,458,079,742	$167,120,211	—	$1,625,199,953

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2019, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/19
Common Stock:
Russian Federation	$1,733,513	$3,990,748	$(1,407,327)	—	$(247,646)	$(692,263)	—	—	$3,377,025
Thailand	13,378,021	5,870,191	(11,598,487)	—	288,939	(341,952)	—	—	7,596,712
Preferred Stock	2,322,012	2,108,431	—	—	—	1,309,340	—	—	5,739,783
Totals	$17,433,546	$11,969,370	$(13,005,814)	—	$41,293	$275,125	—	—	$16,713,520

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AllianzGI Global Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3		Ending Balance 6/30/19
Common Stock:
Australia	—	$44,355		—		—	—	$1,696	—	—		$46,051
Thailand	—	233,964		—		—	—	23,237	—	—		257,201
Totals	—	$278,319		—		—	—	$24,933	—	—		$303,252

AllianzGI Health Sciences:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3		Ending Balance 6/30/19
Warrants	$75,826	—		—		—	—	$109,155	—	—		$184,981

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3		Ending Balance 6/30/19
Common Stock:
Advertising	$1,385,428	—		$(1,422,155	)††	—	—	$303,172	—	—		$266,445
Aerospace & Defense	354,775	—		—		—	—	(82,364)	—	—		272,411
Apparel & Textiles	60,947	—		—		—	—	(16,017)	—	—		44,930
Banks	—	—	††	—		—	—	7	—	—		7
Commercial Services	—	$1,960,164	††	—		—	—	(1,383,366)	—	—		576,798
Media	1,442,959	—		—		—	—	(424,116)	—	—		1,018,843
Oil, Gas & Consumable Fuels	322,716	—		(218,790	)†	—	—	(103,789)	—	$(119	)**	18
Semiconductors	10,552	—		(25	)†	—	$25	(10,552)	—	—		—
Corporate Bonds & Notes:
Advertising	993,836	81,097		(1,699,424	)††	—	—	624,491	—	—		—
Commercial Services	—	—		—		—	—	—	$476,780	—		476,780
Diversified Financial Services	—	—		—		—	—	—	3,683,024	—		3,683,024
Media	153	—		—		—	—	(145)	—	—		8
Convertible Bonds & Notes:
Banks	17,540,357	—		—		—	—	665,950	—	(1,004,375	)***	17,201,932
Energy-Alternate Sources	571,500	—		—		—	—	—	—	(571,500	)***	—
Preferred Stock	18,217,438	—		—		—	—	—	—	—		18,217,438
Equity-Linked Securities:
Coal	117,974	—		—		—	—	74,122	—	(192,096	)**	—
Oil, Gas & Consumable Fuels	141	—		—	@	—	(601,986)	601,845	—	—		—
Warrants:
Advertising	—	1,422,155	††	—		—	—	(1,352,356)	—	—		69,799
Commercial Services	76	—		—	@	—	(237,932)	237,856	—	—		—
Media	4	—		—		—	—	—	—	—		4
Totals	$41,018,856	$3,463,416		$(3,340,394)		—	$(839,893)	$(865,262)	$4,159,804	$(1,768,090)		$41,828,437

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Notes to Financial Statements (cont’d)

June 30, 2019

The table for AllianzGI Income & Growth includes Level 3 investments that are valued by brokers and independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/19
Common Stock:
Chemicals	$56	—	—		—	—	—	—	—	$56

AllianzGI Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/18	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/19
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$7,258	—	$(5,184	)†††	—	—	—	—	—	$2,074

The tables above may include Level 3 investments that are valued by brokers and independent pricing services.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2019:

AllianzGI Health Sciences:
Investments in Securities – Assets	Ending Balance at 6/30/19	Valuation Technique Used	Unobservable Inputs	Input Values
Warrants:
Pharmaceuticals	$184,981	Black Scholes Model	Implied Price	$5.538
			Expected Volatility	43.74%

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 6/30/19	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Common Stock:
	$266,445	Market and Company Comparables	EV Multiples	6.46x (4.93x-8.33x)
			M&A Transaction Multiples	1.31x (0.67x-2.42x)
			Illiquidity Discount	20%
	$272,411	Market and Company Comparables	EV Multiples	0.59x (0.39x-0.82x)
			M&A Transaction Multiples	0.87x (0.32x-2.12x)
			Illiquidity Discount	40%
	$44,930	Market and Company Comparables	EV Multiples	0.64x (0.19x-1.17x)
				10.68x (3.86x-22.96x)
				0.88x (0.22x-1.78x)
			Illiquidity Discount	20%
	$1,018,823	Market and Company Comparables	EV Multiples	1.08x (0.22x-2.85x)
				4.94x (3.08x-19.98x)
			M&A Transaction Multiples	8.52x (6.65x-10.11x)
			Illiquidity Discount	10%
Corporate Bonds & Notes:
Diversified Financial Services	$3,683,024	Market and Company Comparables	Implied Price	$36.11
Preferred Stock :	$18,217,358	Market and Company Comparables	EV Multiples	0.71x (0.23x-1.32x)
			Illiquidity Discount	25%
Warrants:
Advertising	$69,799	Market and Company Comparables	EV Multiples	6.53x (1.23x-25.52x)
				6.39x (1.26x-19.85x)
		Black-Sholes Model	Expected Volatility	24.94%
			Implied Price	$55.36

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AllianzGI Small-Cap:
Investments in Securities – Assets	Ending Balance at 6/30/19	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$2,074	Net Asset Approach	Estimated Movement of Proceeds	7.18%
		Market and Company Comparables	Benchmark Index Movement	(2.61)%

The tables above do not include Level 3 investments that are valued by brokers or independent pricing services.

*	Transferred out of Level 2 and into Level 3 because current evaluated mean price was not available at June 30, 2019.
**	Transferred out of Level 3 and into Level 1 because an exchange-traded closing price was available at June 30, 2019.
***	Transferred out of Level 3 and into Level 2 because an evaluated mean price was used at June 30, 2019, which was not available on June 30, 2018.
†	Reduction due to cash distribution from corporate action.
††	Issued or removed via corporate action.
†††	Reduced due to Return of Capital payments.
@	Removed from accounting records as worthless.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at June 30, 2019 was:

AllianzGI Emerging Markets Opportunities	$971,623
AllianzGI Global Small-Cap	24,933
AllianzGI Health Sciences	109,155
AllianzGI Income & Growth	(2,916,759)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital

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Notes to Financial Statements (cont’d)

June 30, 2019

gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration and distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e.

the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of June 30, 2019, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. This collateral earns interest and the interest is used to pay each lender a fee for borrowed securities, to compensate the broker for its services, and to provide a rebate to the borrower (the Fund) for posting the collateral. The net proceeds from these transactions are shown as miscellaneous income or miscellaneous expense on the Statements of Operations. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of

148	June 30, 2019 |	Annual Report

investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(m) Convertible Securities.  Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(n) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(o) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

(p) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(q) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(r) New Accounting Pronouncements.  In March 2017, the FASB issued Accounting Standards Update No. (“ASU”) 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt

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Notes to Financial Statements (cont’d)

June 30, 2019

Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of July 1, 2018. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the disclosure requirements for fair value measurement”. ASU 2018-13 removes the disclosure requirements for the amounts of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and the valuation processes for Level 3 fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has reviewed ASU 2018-13 and resolved to adopt immediately certain aspects of the ASU related to the removal of certain fair measurement disclosures.

On October 17, 2018, the SEC adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Funds’ financial statements for the year ended June 30, 2019. The distributions to shareholders in the June 30, 2018 Statements of Changes in Net Assets presented herein have not been reclassified to conform to the current year presentation.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

150	June 30, 2019 |	Annual Report

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Certain of the Funds invest in ETFs. Shareholders will indirectly bear fees and expenses associated with the ETFs in which a Fund invests, in addition to a Fund’s direct fees and expenses. The cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of a Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index based ETF’s performance may not match that of the index it seeks to track.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Short sales may be used by certain Funds. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

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Notes to Financial Statements (cont’d)

June 30, 2019

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

152	June 30, 2019 |	Annual Report

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2019:

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(760,940)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$2,659,800
Liability derivatives:
Options written, at value	$(437,500)

The effect of derivatives on the Statements of Operations for the year ended June 30, 2019:

AllianzGI Global Natural Resources:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Options written	$1,475	—	$1,475
Forward foreign currency contracts	—	$53	53
Total net realized gain	$1,475	$53	$1,528

AllianzGI Income & Growth:
Location	Market Price
Net realized gain on:
Options written	$3,813,150
Net change in unrealized appreciation/depreciation of:
Options written	$(825,515)

AllianzGI Technology:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(4,526,862)
Options written	(2,123,063)
Total net realized loss	$(6,649,925)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(16,877,980)
Options written	(5,861,193)
Total net change in unrealized appreciation/depreciation	$(22,739,173)

The average volume (based on the open positions at each month-end) of derivative activity during the year ended June 30, 2019:

	Options Purchased	Options Written	Forward Foreign Currency Contracts(2)

	Contracts (1)	Contracts (1)	Purchased	Sold
AllianzGI Global Natural Resources	—	(16)	—	—	†
AllianzGI Income & Growth	—	(19,254)	—	—
AllianzGI Technology	6,346	(10,272)	—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee.  AllianzGI U.S. serves as the investment adviser to the Funds, pursuant to an investment advisory contract. AllianzGI U.S. receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

Administration Fee.   AllianzGI U.S. provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

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Notes to Financial Statements (cont’d)

June 30, 2019

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, C, and R			Class P			Institutional Class			Class R6			Administrative Class

	Investment Advisory Fee	Effective Advisory Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee
AllianzGI Emerging Markets Opportunities(1)	0.85%	0.65	%(4)	0.50%	0.34	%(5)	0.50%	0.34	%(5)	0.40%	0.24	%(5)	0.35%	0.19	%(5)	N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.35	(6)	0.40	†	(7)	0.40	0.40		0.30	0.30		0.25	0.25		0.30%	0.30%
AllianzGI Global Natural Resources(2)	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80	0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.64	(9)	0.40	0.37		0.40	0.37		0.30	0.27		N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Dividend Value(3)	0.45	0.35	(10)	0.40	0.39		0.40	0.39		0.30	0.29		0.25	0.24		0.30	0.29
AllianzGI NFJ International Value(1)	0.60	0.55	(11)	0.50	0.47	(12)	0.50	0.47	(12)	0.40	0.37	(12)	0.35	0.32	(12)	0.40	0.37	(12)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Mid-Cap Value(3)	0.55	0.55		0.40	0.17	(13)	0.40	0.17	(13)	0.30	0.07	(13)	0.25	0.02	(13)	0.30	0.07	(13)
AllianzGI NFJ Small-Cap Value(3)	0.60	0.54	(14)	0.40	0.37	(15)	0.40	0.37	(15)	0.30	0.27	(15)	0.25	0.22	(15)	0.30	0.27	(15)
AllianzGI Small-Cap(3)	0.60	0.60	(16)	0.40	0.31	(16)	0.40	0.31	(16)	0.30	0.21	(16)	0.25	0.15	(16)	N/A	N/A
AllianzGI Technology(3)	0.90	0.85	(8)	0.40	0.39		0.40	0.39		0.30	0.29		N/A	N/A		0.30	0.29

(1)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(3)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(4)

The Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.85% contractual fee rate by 0.20% to 0.65%. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(5)

The Administrator has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.15%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(6)

The Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.45% contractual fee rate by 0.10% to 0.35%.

(7)

The Administrator has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Administration Fees for Class A and Class T shares currently in place, which reduces the contractual fee rate by 0.02%.

(8)

The Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year. The Adviser had contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduced the 0.90% contractual fee rate by 0.15% to 0.75%.

154	June 30, 2019 |	Annual Report

(9)

The Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(10)

The Adviser had contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduced the 0.45% contractual fee rate by 0.15% to 0.30%. Effective November 1, 2018 through October 31, 2019, the Adviser has contractually agreed to observe an irrevocable waiver of a portion of it’s Investment Advisory fee, which reduces the 0.45% contractual fee rate by 0.075% to 0.375%, and by an additional 0.025% on net assets in excess of $7.5 billion, and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(11)

The Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.05% to 0.55%, and an additional 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(12)

The Administrator has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.025%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(13)

The Administrator has contractually agreed to observe through September 30, 2019, an irrevocable waiver of a portion of its Administration Fees for all classes, which reduces the contractual fee rate by 0.22%. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(14)

Effective November 1, 2018, the Adviser has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.10% to 0.50%, and then by an additional 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. From November 1, 2017 through October 31, 2018, the previously mentioned breakpoint was in place without the 0.10% irrevocable waiver of a portion of the Investment Advisory Fee.

(15)	The Administrator had contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees which reduced the contractual fee rate by 0.05%.
(16)

Effective August 1, 2018, the Investment Advisory Fee was reduced by 0.05% from 0.65% to 0.60%. The Administrator has contractually agreed to observe, through August 31, 2020, an irrevocable waiver of a portion of its Administration Fees for all classes, which reduces the contractual fee rate by 0.10%.

†	The effective Administration Fee rate for Class A is 0.38%; for Class C and Class R is 0.40%, respectively.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AllianzGI U.S., serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Distributor receives (i) in connection with the distribution of C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, C and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the year ended June 30, 2019, the Distributor received $1,935,759, representing commissions (sales charges) and CDSC from the Funds.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

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Notes to Financial Statements (cont’d)

June 30, 2019

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or the Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds Multi-Strategy Trust and the Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

5.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2019, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$386,081,260	$350,420,218
AllianzGI Focused Growth	519,734,377	657,392,743
AllianzGI Global Natural Resources	11,626,640	17,470,780
AllianzGI Global Small-Cap	131,623,185	178,015,184
AllianzGI Health Sciences	153,409,479	169,418,721
AllianzGI Income & Growth	3,152,698,411	2,604,609,596
AllianzGI Mid-Cap	177,810,966	211,689,455
AllianzGI NFJ Dividend Value	854,156,172	1,517,712,277
AllianzGI NFJ International Value	106,549,413	205,893,351
AllianzGI NFJ Large-Cap Value	235,920,832	257,413,439
AllianzGI NFJ Mid-Cap Value	1,060,324,237	1,026,437,357
AllianzGI NFJ Small-Cap Value	733,253,260	1,725,064,954
AllianzGI Small-Cap	91,328,542	74,969,098
AllianzGI Technology*	1,610,653,193	1,754,591,856

*	Securities sold short of $1,237,366; covers on securities sold short of $1,267,514.

6.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid by the Funds was:

	Period or Year ended June 30, 2019			Period or Year ended June 30, 2018
	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain	Return of Capital
AllianzGI Emerging Markets Opportunities	$8,214,183	—	—	$3,886,963	—	—	—
AllianzGI Focused Growth	—	$117,884,601	—	392,499	$15,598,567	—	—
AllianzGI Global Natural Resources	279,284	—	—	56,108	—	—	—
AllianzGI Global Small-Cap	3,913,582	22,639,586	$11,503	4,235,167	11,864,121	—	—
AllianzGI Health Sciences	2,479,547	17,793,811	—	—	—	—	—
AllianzGI Income & Growth	334,655,872	5,082,690	30,000	285,477,976	—	—	—
AllianzGI Mid-Cap	6,580,701	29,491,252	—	9,591,486	21,002,144	—	—
AllianzGI NFJ Dividend Value	53,260,507	280,436,188	1,361	40,466,152	481,271,285	—	—
AllianzGI NFJ International Value	3,353,472	—	—	5,733,709	—	—	$148,994
AllianzGI NFJ Large-Cap Value	5,431,742	660,709	—	5,857,321	—	—	—
AllianzGI NFJ Mid-Cap Value	14,423,689	5,789,993	—	35,710,900	58,203,575	$85,617	—
AllianzGI NFJ Small-Cap Value	52,935,930	269,347,930	120,893	51,068,905	393,814,909	—	—
AllianzGI Small-Cap	2,958,426	4,395,852	362	2,809,776	7,945,539	—	—
AllianzGI Technology	42,412,898	224,014,360	—	65,005,991	162,326,956	—	—

(1)	Includes short-term capital gains, if any.

156	June 30, 2019 |	Annual Report

At June 30, 2019, the components of distributable earnings were:

	Undistributed Ordinary Income	Undistributed 15% Long-term Capital Gain	Undistributed 25% Long-term Capital Gain	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
						Post-October Capital Loss(4)
						Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$6,872,475	—	—	$19,342,348	—	$24,547,612	$72,938
AllianzGI Focused Growth	—	$94,821,337	—	—	$555,099	38,640,246	—
AllianzGI Global Natural Resources	231,698	—	—	9,890,473	3,735	870,633	(342,309)
AllianzGI Global Small-Cap	—	7,489,273	—	—	—	5,500,425	—
AllianzGI Health Sciences	1,556,069	4,930,900	—	—	—	—	—
AllianzGI Income & Growth	6,963,707	450,696	—	—	—	—	—
AllianzGI Mid-Cap	—	14,995,540	—	—	983,679	7,068,913	—
AllianzGI NFJ Dividend Value	—	75,088,600	—	—	—	28,405,320	—
AllianzGI NFJ International Value	572,958	—	—	447,194,042	—	—	—
AllianzGI NFJ Large-Cap Value	189,350	—	—	—	—	9,274,093	(2,528,293)
AllianzGI NFJ Mid-Cap Value	6,519,374	38,488,272	—	—	—	3,581,573	—
AllianzGI NFJ Small-Cap Value	—	23,232,265	—	—	—	66,745,177	(45,055,765)
AllianzGI Small-Cap	—	—	—	—	—	3,624,785	(1,849,971)
AllianzGI Technology	—	166,804,424	—	—	7,055,732	21,352,310	—

(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)

Certain ordinary losses realized during the period November 1, 2018 through June 30, 2019, and/or other ordinary losses realized during the period January 1, 2019 through June 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

(4)	Capital losses realized during the period November 1, 2018 through June 30, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At June 30, 2019, capital loss carryforward amounts were:

	Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$19,342,348	—
AllianzGI Global Natural Resources	6,793,822	$3,096,651
AllianzGI NFJ International Value	260,398,219	186,795,823

For the year ended June 30, 2019, the Funds utilized the following amounts of capital loss carryforwards:

	Short-Term losses utilized	Long-Term losses utilized
AllianzGI Global Natural Resources	—	$107,601
AllianzGI NFJ International Value	—	9,387,790

Annual Report	| June 30, 2019	157

Notes to Financial Statements (cont’d)

June 30, 2019

For the year ended June 30, 2019, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in-Capital	Appreciation/ Depreciation
AllianzGI Emerging Markets Opportunities(b)(f)(k)	$(589,902)	$593,788	$(3,886)	—
AllianzGI Focused Growth(d)	976,360	—	(976,360)	—
AllianzGI Global Natural Resources(f)	(5,891)	5,891	—	—
AllianzGI Global Small-Cap(b)(c)(d)(f)(g)	258,743	(178,944)	(76,197)	$(3,602)
AllianzGI Health Sciences(b)(f)	474,031	(474,031)	—	—
AllianzGI Income & Growth(g)(i)(j)	5,890,509	(5,890,509)	—	—
AllianzGI Mid-Cap(d)(f)	2,839,356	58,408	(2,897,764)	—
AllianzGI NFJ Dividend Value(a)(c)(f)(g)	(1,775,082)	1,775,082	—	—
AllianzGI NFJ International Value(b)(f)	(23,166)	23,166	—	—
AllianzGI NFJ Large-Cap Value(a)(c)(g)	(42,908)	42,908	—	—
AllianzGI NFJ Mid-Cap Value(c)(e)(f)(g)(h)	(1,385,719)	1,616,266	41,836	(272,383)
AllianzGI NFJ Small-Cap Value(e)(f)(g)(h)(m)	8,406,935	(39,235,988)	24,669,298	6,159,755
AllianzGI Small-Cap(a)(b)(d)(g)(h)(l)	(1,277)	214,352	(191,918)	(21,157)
AllianzGI Technology(d)(f)	13,733,080	125,943	(13,859,023)	—

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of distributions.
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(c)	Reclassification from sales of securities with return of capital.
(d)	Net operating losses.
(e)	Non-deductible costs due to sales of partnerships.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(h)	Reclassifications related to investments in partnerships.
(i)	Section 305 sales adjustment.
(j)	Reclassification of contingent debt.
(k)	Non-deductible excise tax.
(l)	Taxable overdistributions.
(m)	Redemptions treated as distributions.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2019, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(5)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$346,994,655	$38,413,338	$8,846,809	$29,566,529
AllianzGI Focused Growth	647,520,041	407,511,977	9,731,190	397,780,787
AllianzGI Global Natural Resources	11,815,648	700,320	378,126	322,194
AllianzGI Global Small-Cap	112,507,967	23,154,749	3,960,984	19,193,765
AllianzGI Health Sciences	135,079,542	25,459,460	4,501,378	20,958,082
AllianzGI Income & Growth	4,988,367,464	100,147,730	562,079,681	(461,931,951)
AllianzGI Mid-Cap	241,801,401	73,888,096	2,632,216	71,255,880
AllianzGI NFJ Dividend Value	1,188,187,678	201,475,608	32,948,173	168,527,435
AllianzGI NFJ International Value	174,352,595	15,080,614	10,010,614	5,070,000
AllianzGI NFJ Large-Cap Value	327,075,360	27,085,827	9,778,770	17,307,057
AllianzGI NFJ Mid-Cap Value	1,168,449,594	182,816,714	25,144,378	157,672,336
AllianzGI NFJ Small-Cap Value	941,030,347	182,343,932	52,039,740	130,304,192
AllianzGI Small-Cap	95,311,457	18,842,110	3,088,883	15,753,227
AllianzGI Technology	1,050,112,819	583,918,739	8,831,605	575,087,134

(5)

Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization, basis adjustments from investments in partnerships, mark-to-market adjustments on section 1256 spot contracts, and Section 305 adjustments.

158	June 30, 2019 |	Annual Report

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Annual Report	| June 30, 2019	159

Notes to Financial Statements (cont’d)

June 30, 2019

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth

	Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	268,619	$7,217,505	697,928	$20,810,440	3,957,145	$230,547,285	845,049	$45,026,886
Class C	16,147	410,475	33,859	1,000,458	237,512	7,807,792	199,107	7,318,588
Class R	—	—	—	—	130,920	5,187,343	133,299	5,479,120
Class P	352,083	9,091,300	563,064	16,657,768	684,624	27,975,772	839,524	34,751,624
Institutional Class	5,354,528	145,969,084	5,829,537	183,882,754	589,652	28,467,542	897,756	43,898,753
Class R6	244,198	6,497,525	920,330	29,036,041	648,134	30,278,729	1,562,011	79,373,546
Administrative Class	—	—	—	—	38,603	1,971,024	17,863	852,078

Issued in reinvestment of dividends and distributions:
Class A	37,329	916,062	41,566	1,241,997	1,264,993	54,065,784	86,993	4,626,289
Class C	592	14,456	786	23,182	266,353	7,377,992	116,094	4,297,789
Class R	—	—	—	—	83,352	2,609,751	8,375	341,603
Class P	20,942	501,782	13,849	405,788	354,870	11,338,112	32,582	1,344,967
Institutional Class	232,119	5,693,881	60,550	1,817,696	416,583	16,292,546	63,927	3,135,604
Class R6	24,240	591,467	498	14,883	338,307	13,248,091	12,985	637,345
Administrative Class	—	—	—	—	15,646	568,421	1,540	71,074

Cost of shares redeemed:
Class A	(2,312,650)	(64,223,641)	(2,748,849)	(80,949,799)	(1,811,609)	(94,018,724)	(1,530,183)	(81,276,063)
Class C	(168,881)	(4,468,000)	(89,122)	(2,659,097)	(5,022,966)	(204,819,789)	(1,026,181)	(38,161,076)
Class R	—	—	—	—	(183,497)	(7,438,619)	(169,477)	(6,978,684)
Class P	(666,508)	(17,465,149)	(335,061)	(10,020,087)	(1,230,579)	(47,289,017)	(614,723)	(25,121,226)
Institutional Class	(2,051,506)	(54,282,563)	(1,722,594)	(53,937,449)	(1,064,847)	(51,812,375)	(2,122,703)	(105,917,209)
Class R6	(241,071)	(6,409,258)	(97,151)	(3,006,277)	(409,798)	(19,780,076)	(250,018)	(12,412,457)
Administrative Class	—	—	—	—	(22,413)	(1,102,078)	(43,814)	(2,068,060)
Net increase (decrease) resulting from Fund share transactions	1,110,181	$30,054,926	3,169,190	$104,318,298	(719,015)	$11,475,506	(939,994)	$(40,779,509)

–	May reflect actual amounts rounding to less than $1 or less than 1 share.

160	June 30, 2019 |	Annual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences

Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2019		Year ended June 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

75,279	$1,112,678	105,939	$1,575,623	182,657	$8,479,807	83,184	$4,244,889	246,715	$8,399,331	86,357	$2,801,477
25,966	389,023	9,008	125,928	13,645	500,947	33,805	1,531,603	28,328	702,965	10,459	271,090
—	—	—	—	—	—	—	—	—	—	—	—
26,683	381,175	110,809	1,737,713	91,215	3,811,875	72,253	3,943,050	—	—	—	—
102,865	1,521,155	226,220	3,493,152	205,859	9,810,581	162,556	8,908,540	95,913	3,042,298	34,004	1,128,578
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

6,938	85,340	1,014	15,872	254,078	8,310,892	90,251	4,491,798	674,933	18,634,889	—	—
1,122	12,975	—	2	69,797	1,927,792	40,033	1,756,267	29,367	623,175	—	—
—	—	—	—	—	—	—	—	—	—	—	—
3,357	41,893	—	—	41,648	1,469,340	17,947	947,048	—	—	—	—
9,214	116,191	2,086	33,503	369,475	13,171,798	145,643	7,743,818	11,595	324,420	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(187,050)	(2,646,485)	(425,769)	(6,543,832)	(351,706)	(13,990,314)	(252,928)	(12,931,724)	(605,927)	(19,209,271)	(614,264)	(19,853,094)
(81,341)	(1,115,775)	(91,805)	(1,284,764)	(296,247)	(11,728,861)	(101,780)	(4,592,282)	(201,451)	(5,567,805)	(108,952)	(2,809,024)
—	—	—	—	—	—	—	—	—	—	—	—
(138,349)	(1,878,798)	(101,951)	(1,533,966)	(192,848)	(7,992,579)	(216,159)	(11,519,088)	—	—	—	—
(275,795)	(4,074,569)	(434,005)	(6,699,510)	(787,779)	(34,330,501)	(779,135)	(41,888,099)	(61,267)	(2,002,588)	(65,031)	(2,129,884)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(431,111)	$(6,055,197)	(598,454)	$(9,080,279)	(400,206)	$(20,559,223)	(704,330)	$(37,364,180)	218,206	$4,947,414	(657,427)	$(20,590,857)

Annual Report	| June 30, 2019	161

Notes to Financial Statements (cont’d)

June 30, 2019

	AllianzGI Income & Growth				AllianzGI Mid-Cap

	Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,382,233	$454,899,809	33,772,645	$386,348,881	34,421,548	$134,256,480	2,593,888	$10,045,894
Class C	34,217,239	346,930,172	20,620,016	218,600,150	650,165	1,783,093	424,664	1,380,308
Class R	224,610	2,466,861	171,240	1,953,034	121,412	433,020	297,665	1,127,022
Class P	47,385,649	533,269,666	32,638,485	382,338,888	905,697	3,633,083	1,473,845	6,481,066
Institutional Class	32,549,042	371,932,052	17,530,636	207,098,156	1,762,730	7,253,419	1,646,838	7,270,598
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	37,587	142,036	212,388	915,290

Issued in reinvestment of dividends and distributions:
Class A	9,562,038	104,635,655	7,604,961	86,778,417	8,735,577	24,085,907	2,104,396	7,912,529
Class C	8,650,069	87,008,778	7,548,126	79,690,897	1,440,361	3,162,218	5,010,740	15,733,723
Class R	31,419	343,496	19,912	227,297	63,092	170,148	62,655	232,450
Class P	5,654,704	63,437,381	4,117,228	48,042,746	335,351	1,072,570	135,406	576,829
Institutional Class	4,232,229	47,895,410	2,734,032	32,176,468	1,068,157	3,438,239	541,021	2,320,981
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	55,660	163,523	30,491	121,353

Cost of shares redeemed:
Class A	(28,677,604)	(313,221,154)	(28,283,166)	(323,787,507)	(9,160,991)	(31,143,673)	(4,835,052)	(18,793,034)
Class C	(27,028,004)	(271,243,863)	(25,916,477)	(274,222,576)	(39,239,512)	(130,038,680)	(5,840,802)	(19,118,611)
Class R	(90,982)	(987,313)	(71,876)	(823,566)	(189,750)	(653,794)	(612,039)	(2,324,109)
Class P	(30,988,364)	(344,028,854)	(19,558,217)	(228,922,268)	(1,112,672)	(4,488,191)	(1,123,777)	(4,948,975)
Institutional Class	(14,427,667)	(160,815,113)	(10,605,368)	(124,696,671)	(1,733,318)	(7,146,904)	(1,361,639)	(5,972,622)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	(63,233)	(237,112)	(38,280)	(155,304)
Net increase (decrease) resulting from Fund share transactions	82,676,611	$922,522,983	42,322,177	$490,802,346	(1,902,139)	$5,885,382	722,408	$2,805,388

–	May reflect actual amounts rounding to less than $1 or less than 1 share.

162	June 30, 2019 |	Annual Report

AllianzGI NFJ Dividend Value				AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value

Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2019		Year ended June 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

11,313,357	$160,679,320	2,887,835	$46,170,379	1,209,396	$21,910,051	672,137	$13,052,413	2,041,454	$56,350,922	268,456	$7,057,856
631,855	7,621,144	577,836	9,243,294	28,057	479,855	75,609	1,451,967	84,599	2,188,878	48,157	1,289,667
527,472	6,693,820	448,571	7,236,995	72,665	1,308,299	97,061	1,891,755	11,595	314,013	35,122	928,774
5,601,788	67,818,148	6,160,359	98,362,137	217,867	3,906,233	1,287,288	24,898,377	126,157	3,352,016	261,209	6,970,343
3,180,003	43,151,601	4,691,958	77,966,645	493,776	8,984,985	595,344	11,716,809	449,862	11,791,096	798,491	20,880,744
816,704	10,596,590	1,166,043	19,609,108	29,903	547,843	120,088	2,389,745	—	—	—	—
389,033	5,215,973	1,182,779	20,386,645	20,222	362,630	41,662	816,977	10,773	283,103	8,554	225,849

8,603,057	91,771,627	7,104,995	108,288,914	65,410	1,163,992	86,907	1,641,914	100,269	2,601,467	82,594	2,130,259
1,550,267	16,835,328	3,417,871	52,594,833	7,567	132,250	23,940	442,642	5,291	143,588	20,592	531,053
1,449,485	15,468,682	1,557,309	23,651,696	5,192	92,441	6,959	131,632	1,366	36,380	3,227	83,705
6,500,134	70,165,546	6,885,804	105,788,156	34,618	620,705	84,932	1,613,308	12,869	339,075	11,565	301,863
5,850,039	63,026,975	7,232,947	111,189,140	50,379	906,302	64,628	1,230,045	96,666	2,510,825	89,013	2,293,260
1,462,567	15,698,988	1,335,037	20,468,353	1,609	28,658	2,394	45,698	—	—	—	—
1,206,182	13,203,073	1,499,167	23,408,044	2,333	40,736	5,021	95,035	838	22,170	872	22,813

(15,011,198)	(186,349,526)	(12,322,123)	(203,194,915)	(2,154,736)	(37,906,923)	(3,025,449)	(58,604,394)	(1,072,771)	(28,418,904)	(1,016,387)	(26,608,387)
(11,613,283)	(169,595,677)	(4,259,604)	(70,024,894)	(1,256,420)	(22,357,425)	(1,166,265)	(22,270,887)	(2,000,144)	(56,114,974)	(569,979)	(15,070,758)
(2,317,010)	(30,660,555)	(3,201,945)	(53,568,123)	(243,205)	(4,386,885)	(231,634)	(4,471,696)	(132,987)	(3,709,071)	(126,484)	(3,452,445)
(18,158,983)	(228,744,792)	(12,968,268)	(210,551,432)	(2,989,399)	(52,767,678)	(4,712,928)	(92,817,017)	(202,995)	(5,481,385)	(246,102)	(6,540,742)
(16,927,973)	(220,910,069)	(24,742,226)	(425,352,619)	(1,045,715)	(18,990,289)	(1,732,226)	(34,002,855)	(503,342)	(13,275,287)	(705,510)	(18,159,402)
(2,602,536)	(33,374,156)	(2,296,447)	(39,348,087)	(61,401)	(1,100,132)	(1,588,350)	(30,157,473)	—	—	—	—
(3,392,334)	(43,265,010)	(16,944,762)	(314,378,786)	(205,207)	(3,521,325)	(59,964)	(1,172,975)	(10,918)	(300,641)	(11,127)	(307,226)
(20,941,374)	$(324,952,970)	(30,586,864)	$(592,054,517)	(5,717,089)	$(100,545,677)	(9,352,846)	$(182,078,980)	(981,418)	$(27,366,729)	(1,047,737)	$(27,422,774)

Annual Report	| June 30, 2019	163

Notes to Financial Statements (cont’d)

June 30, 2019

	AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value

	Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,698,495	$204,685,318	5,474,465	$173,724,735	7,098,648	$130,945,310	8,002,039	$170,545,062
Class C	630,222	15,246,842	1,212,825	31,570,305	84,780	1,077,299	153,952	3,165,825
Class R	358,914	9,057,683	514,498	14,005,436	205,692	3,727,798	185,326	4,554,851
Class P	4,293,177	101,871,414	7,595,411	195,683,218	717,227	13,249,790	959,748	24,310,328
Institutional Class	5,936,147	186,319,815	10,697,534	358,873,216	3,242,577	62,341,662	4,334,370	110,523,206
Class R6	560,276	17,538,456	72,675 #	2,393,103 #	3,019,919	57,555,186	5,901,430	150,915,358
Administrative Class	594,563	18,054,348	503,048	16,428,121	911,459	14,873,708	1,142,638	26,108,406

Issued in reinvestment of dividends and distributions:
Class A	296,346	7,931,688	1,354,254	42,523,329	9,034,371	112,929,635	4,827,870	105,247,566
Class C	9,718	240,700	681,614	17,599,274	258,108	2,893,396	1,101,049	21,415,391
Class R	12,096	279,668	30,983	835,615	445,976	6,092,035	306,683	7,121,185
Class P	151,593	3,261,952	416,454	10,577,921	584,374	8,432,510	348,613	8,453,860
Institutional Class	202,468	5,761,385	348,217	11,672,240	6,135,775	89,336,886	6,448,975	157,290,488
Class R6	7,723	220,071	581 #	19,437 #	2,768,426	40,059,127	2,686,009	65,270,025
Administrative Class	13,345	368,552	29,432	952,725	2,756,274	34,315,616	2,273,516	49,403,503

Cost of shares redeemed:
Class A	(4,772,658)	(139,781,481)	(4,891,003)	(152,623,468)	(18,946,945)	(333,203,625)	(12,111,632)	(280,714,536)
Class C	(6,123,795)	(154,795,781)	(937,401)	(24,452,518)	(5,531,901)	(99,879,070)	(1,865,524)	(38,724,388)
Class R	(209,787)	(5,294,056)	(142,851)	(3,871,309)	(884,803)	(16,636,078)	(880,383)	(21,666,359)
Class P	(4,670,512)	(110,205,538)	(1,800,360)	(46,108,843)	(1,661,186)	(30,717,023)	(1,324,234)	(33,475,597)
Institutional Class	(4,076,024)	(128,754,450)	(2,311,349)	(77,076,555)	(24,363,929)	(484,952,787)	(24,043,187)	(617,520,460)
Class R6	(84,239)	(2,605,186)	(5,809)#	(187,935)#	(11,202,983)	(227,278,706)	(11,619,999)	(290,169,735)
Administrative Class	(350,996)	(10,485,274)	(79,644)	(2,578,415)	(5,772,549)	(98,884,720)	(8,895,129)	(205,325,747)
Net increase (decrease) resulting from Fund share transactions	(522,928)	$18,916,126	18,763,574	$569,959,632	(31,100,690)	$(713,722,051)	(22,067,870)	$(583,271,768)

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
#	For the period December 18, 2017 (commencement of share class) through June 30, 2018. “Shares sold” includes shares sold to Allianz Fund Investments, Inc.
##	For the period August 22, 2018 (commencement of share class) through June 30, 2019. “Shares sold” includes shares sold to AZOA.

164	June 30, 2019 |	Annual Report

AllianzGI Small-Cap				AllianzGI Technology

Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2019		Year ended June 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,600,232	$34,264,966	273,818	$5,934,103	2,550,443	$179,133,866	1,478,124	$101,162,454
92,047	1,720,365	78,065	1,577,299	257,142	12,544,036	193,418	10,375,838
—	—	—	—	—	—	—	—
254,122	5,248,183	207,122	4,396,841	1,128,423	84,211,489	515,793	39,908,557
288,688	5,869,487	251,379	5,346,531	3,351,624	247,227,588	3,418,373	262,754,728
891,912 ##	17,601,066 ##	—	—	—	—	—	—
—	—	—	—	75,889	5,389,576	79,796	5,835,992

298,477	4,867,765	222,628	4,506,000	1,934,896	96,280,422	1,130,136	70,158,803
44,482	695,030	217,696	4,282,069	300,556	10,621,661	474,556	22,849,887
—	—	—	—	—	—	—	—
39,051	644,904	19,088	389,394	332,385	18,733,242	128,482	8,794,567
33,246	553,729	25,372	520,890	2,155,428	124,109,570	1,604,511	111,641,922
2,227 ##	43,874 ##	—	—	—	—	—	—
—	—	—	—	56,513	3,019,512	39,515	2,594,161

(576,351)	(11,497,437)	(346,997)	(7,387,795)	(2,484,799)	(161,222,406)	(2,636,487)	(181,082,964)
(1,391,922)	(28,904,196)	(253,016)	(5,202,287)	(1,982,776)	(111,120,158)	(457,029)	(24,550,804)
—	—	—	—	—	—	—	—
(120,551)	(2,401,996)	(76,666)	(1,643,999)	(587,099)	(41,087,752)	(271,258)	(20,102,726)
(234,956)	(4,873,058)	(54,207)	(1,140,319)	(4,534,231)	(329,752,909)	(6,195,191)	(450,675,239)
(12)##	(238)##	—	—	—	—	—	—
—	—	—	—	(272,847)	(18,770,552)	(44,893)	(3,224,000)

1,220,692	$23,832,444	564,282	$11,578,727	2,281,547	$119,317,185	(542,154)	$(43,558,824)

Annual Report	| June 30, 2019	165

Notes to Financial Statements (cont’d)

June 30, 2019

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Adviser, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At June 30, 2019, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated
	Number of Account Holders	Approximate Ownership
AllianzGI Emerging Markets Opportunities	3	78%
AllianzGI Focused Growth	6	55%
AllianzGI Global Natural Resources	5	64%
AllianzGI Global Small-Cap	6	71%
AllianzGI Health Sciences	3	58%
AllianzGI Income & Growth	9	84%
AllianzGI Mid-Cap	7	62%
AllianzGI NFJ Dividend Value	8	69%
AllianzGI NFJ International Value	8	68%
AllianzGI NFJ Large-Cap Value	10	73%
AllianzGI NFJ Mid-Cap Value	8	61%
AllianzGI NFJ Small-Cap Value	4	50%
AllianzGI Small-Cap	6	59%
AllianzGI Technology	3	44%

9.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund held 5% or more of a company’s outstanding voting securities at any point during the reporting period. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2019:

AllianzGI Income & Growth:
	Market Value 6/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)*	Market Value 6/30/2019	Dividend Income	Shares as of 6/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
CCF Holdings LLC, Class B	—	—	—	$4	$4	—	42,857	—	—
LiveStyle, Inc. †	$20	—	—	—	20	—	202,319	—	—
LiveStyle, Inc., Ser. B†	17,134,400	—	—	—	17,134,400	—	171,344	—	—
LiveStyle, Inc., Ser. B†	80	—	—	—	80	—	8,000	—	—
Totals	$17,134,500	—	—	$4	$17,134,504	—	424,520	—	—

†	Not affiliated at June 30, 2018.
*	Does not tie to Net change in unrealized appreciation/depreciation on the Statements of Operations as a result of previously unaffiliated securities moving to affiliated.

10.	FUND EVENTS

(a) New Share Class

Effective August 22, 2018, AllianzGI Small-Cap began offering Class R6 shares.

(b) Class Conversion

As of September 30, 2018 (the “Class C Conversion Date”), all Class C shares of a Fund that were purchased ten years or more prior to the Class C Conversion Date automatically converted to Class A shares of the same Fund. After the Class C Conversion Date, all Class C shares of a Fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the ten-year anniversary of purchase. After the Class C Conversion Date, all Class C shares of a Fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase.

166	June 30, 2019 |	Annual Report

Although the timing of this conversion may differ from the timing stated above, it is expected to occur during the month following the ten-year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis. The Board’s approval of the conversion feature in the Trust’s Multi-Class plan is subject to the limitation that if, after the Class C Conversion Date, the Class A shareholders of a Fund approve any material increase in expenses allocated to that class (including 12b-1 Fees) without the approval of the then-existing Class C shareholders, Class C shares will cease automatically converting into Class A shares.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Funds’) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholder’s holding periods. In particular, the Trust understands that group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

11.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2018, AllianzGI U.S. reimbursed AllianzGI Global Small-Cap $78,097 for realized losses resulting from a trading error.

During the year ended June 30, 2019, AllianzGI U.S. reimbursed AllianzGI Income & Growth $2,600 for realized losses resulting from a trading error.

12.	BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 25, 2018 with an expiration date of October 24, 2019 (the “Amendment”). The Amendment changed a 0.25% usage fee on undrawn amounts, which had previously applied, to an annualized rate of 0.20%, to be allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The following Funds utilized the line of credit during the period ended June 30, 2019. The average balance outstanding is for the number of days that the Funds had an outstanding balance.

	Average Amount Borrowed During the Period	Average Interest Rate	Number of Days Outstanding During the Period	Outstanding Borrowings at June 30, 2019
AllianzGI NFJ Dividend Value	$32,413,333	3.76%	15	0
AllianzGI NFJ International Value	$3,167,500	3.76%	12	0
AllianzGI NFJ Small-Cap Value	$16,394,444	3.76%	18	0

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Adviser (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes. During the year ended June 30, 2019, the Funds did not participate as a borrower or lender in the Interfund Program.

13.	RELATED PARTY TRANSACTIONS

The Investment Adviser and the Distributor are related parties. Fees payable to and amounts due from these parties are disclosed in Note 4 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended June 30, 2019, AllianzGI Income & Growth engaged in purchases of securities pursuant to Rule 17a-7 of the 1940 Act in the amount of $5,608,356.

Annual Report	| June 30, 2019	167

Notes to Financial Statements (cont’d)

June 30, 2019

14.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 18, 2019, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable July 18, 2019 to shareholders of record on July 17, 2019 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.02424	$0.04576
Class C	$0.01828	$0.04576
Class R	$0.02179	$0.04576
Class P	$0.02649	$0.04576
Institutional Class	$0.02743	$0.04576

On August 22, 2019, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable August 22, 2019 to shareholders of record on August 21, 2019 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.02579	$0.04421
Class C	$0.01993	$0.04421
Class R	$0.02345	$0.04421
Class P	$0.02796	$0.04421
Institutional Class	$0.02890	$0.04421

There were no other subsequent events identified that require recognition or disclosure.

168	June 30, 2019 |	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Allianz Funds and Shareholders of AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Small-Cap Fund and AllianzGI Technology Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Small-Cap Fund and AllianzGI Technology Fund (constituting Allianz Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

Annual Report	| June 30, 2019	169

Unaudited

Changes to the Board of Trustees

Effective January 1, 2019, Alan Rappaport was appointed Chairman of the Board of Trustees of the Trust.

Effective January 1, 2019, Sarah E. Cogan became a Trustee of the Trust.

Effective March 21, 2019, A. Douglas Eu resigned as a Trustee of the Trust and Thomas J. Fuccillo became a Trustee of the Trust. Mr. Fuccillo is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Investment Manager and its affiliates.

170	June 30, 2019 |	Annual Report

Unaudited

Federal Income Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended June 30, 2019, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Focused Growth	$117,884,601	—
AllianzGI Global Small-Cap	22,639,586	$11,503
AllianzGI Health Sciences	17,793,811	—
AllianzGI Income & Growth	5,082,690	30,000
AllianzGI Mid-Cap	29,491,252	—
AllianzGI NFJ Dividend Value	280,436,188	1,361
AllianzGI NFJ Large-Cap Value	660,709	—
AllianzGI NFJ Mid-Cap Value	5,789,993
AllianzGI NFJ Small-Cap Value	293,185,397	120,893
AllianzGI Small-Cap	4,395,852	362
AllianzGI Technology	224,014,360	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2019, are designated as “qualified dividend income”:

AllianzGI Emerging Markets Opportunities	86%
AllianzGI Focused Growth	0%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	26%
AllianzGI Health Sciences	95%
AllianzGI Income & Growth	11%

AllianzGI Mid-Cap	14%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	100%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	77%
AllianzGI Small-Cap	12%
AllianzGI Technology	10%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2019, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Emerging Markets Opportunities	1%
AllianzGI Focused Growth	0%
AllianzGI Global Natural Resources	86%
AllianzGI Global Small-Cap	6%
AllianzGI Health Sciences	82%
AllianzGI Income & Growth	10%
AllianzGI Mid-Cap	14%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	2%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	72%
AllianzGI Small-Cap	12%
AllianzGI Technology	8%

Foreign Tax Credit. The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2019 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$11,787,946	$0.895493	$1,227,896	$0.093279
AllianzGI NFJ International Value	7,148,081	0.596577	576,113	0.048082

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2019. In January 2020, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2019. The amount that will be reported will be the amount to use on the shareholder’s 2019 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended June 30, 2019. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Annual Report	| June 30, 2019	171

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement (the “Agreement”) on behalf of each Fund (as defined below) with Allianz Global Investors U.S. LLC (the “Investment Adviser”). Throughout the process, the Independent Trustees received separate legal advice from independent legal counsel that is experienced in Investment Company Act of 1940 matters and that is independent of the Investment Adviser (“Independent Counsel”), and with whom they met separately from the Investment Adviser during the contract review meetings.

The Independent Trustees met in executive session on June 19, 2019 to consider whether to approve the continuation of the Agreement for an additional year. The Contracts Committee of the Board of Trustees, which is comprised of all of the Independent Trustees, held a conference call on June 5, 2019 and met in-person June 19, 2019 (the “contract review meetings”) with Independent Counsel to discuss the materials provided by the Investment Adviser in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

The Independent Trustees noted that they had most recently approved a continuation of the Agreement through December 31, 2019, and that the proposed continuation of the Agreement would extend the term to June 30, 2020. The Independent Trustees noted that this change in timing was intended to align the term of the Agreement with the terms of the advisory, distribution, administration, and other agreements of other Allianz investment companies.

At their meeting held on June 19, 2019, the Board and the Independent Trustees unanimously approved the continuation of the Agreement through June 30, 2020 with respect to AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global-Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI Small-Cap Fund, AllianzGI Technology Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund (each, a “Fund” and together, the “Funds”). The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

In connection with their deliberations regarding the approval of the Agreement, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by the Investment Adviser under the Agreement.

In evaluating the Agreement with respect to each Fund, the Board, including the Independent Trustees, reviewed extensive materials provided by the Investment Adviser in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of the Investment Adviser regarding its personnel, operations, and financial condition as they relate to the Funds. The Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund’s strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by the Investment Adviser and its affiliates. To assist with their review, the Independent Trustees reviewed fact cards for each Fund including, among other information, performance comparisons between the Funds and their Broadridge Performance Universe (as defined below), total return investment performance, investment objective, total net assets, annual fund operating expenses for each share class, portfolio managers, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and trends in the Investment Adviser’s profitability from its advisory relationship with each Fund. They also considered summaries assigning a quadrant placement to each Fund for an institutional and retail share class based on an average of certain measures of performance (including in relation to risk) and fees/expenses versus peer group medians. The Independent Trustees also considered the risk profiles of the Funds.

The Independent Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of

172	June 30, 2019 |	Annual Report

each Fund. However, they also took into account the common interests of all series of the Trust in their review.

Performance Information

With respect to investment performance, the Independent Trustees considered information regarding each Fund’s short-, intermediate-, and long-term performance, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Broadridge Performance Universe (as defined below). The Independent Trustees considered information provided by Broadridge for the Funds regarding the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Broadridge (the “Broadridge Performance Universe”), the performance of applicable benchmark indices, and the total return investment performance (based on net assets) of the Funds for various time periods. The Independent Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

For Funds that underperformed, the Board considered the magnitude of that underperformance relative to the Broadridge Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed). In the case of those Funds that the Independent Trustees identified as having underperformed their benchmark indices and/or Broadridge Performance Universes to an extent, or over a period of time, that the Independent Trustees felt warranted additional inquiry, the Independent Trustees discussed with the Investment Adviser each such Fund’s performance, potential reasons for the underperformance, and, if necessary, steps that the Investment Adviser had taken, or intended to take, to improve performance. The Independent Trustees also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds’ performance. The Independent Trustees considered the Investment Adviser’s responsiveness with respect to the Funds that experienced lagging performance. In this regard, with respect to the NFJ group of Funds, they noted recent changes in leadership and recent additions to the portfolio management and research personnel. The Independent Trustees noted that performance, especially short-term performance is only one of the factors that they deem relevant to their consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund’s underperformance.

Nature, Extent, and Quality of Services

As part of their review, the Independent Trustees received and considered descriptions of various functions performed by the

Investment Adviser for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers. They also considered information regarding the overall organization and business functions of the Investment Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. The Independent Trustees examined the ability of the Investment Adviser to provide high-quality investment management and other services to the Funds. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Adviser, as well as the Investment Adviser’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Adviser and its affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Adviser to attract and retain capable personnel; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Adviser.

In addition, the Independent Trustees noted the extensive range of services that the Investment Adviser provides to the Funds beyond the investment management services. In this regard, the Independent Trustees reviewed the extent and quality of the Investment Adviser’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Adviser; the specific contractual obligations of the Investment Adviser pursuant to the Agreement; the nature, extent and quality of certain administrative services the Investment Adviser is responsible for providing to the Funds; the Investment Adviser’s risk management function; and conditions that might affect the ability of the Investment Adviser to provide high quality services to the Funds in the future under the Agreement, including, but not limited to, the organization’s financial condition and operational stability. The Independent Trustees also considered that the Investment Adviser assumes significant ongoing risks with respect to all Funds, including entrepreneurial and business risks the Investment Adviser has undertaken in serving as investment adviser and sponsor of the Funds, for which it is entitled to reasonable compensation. Specifically, its responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Independent Trustees also noted the Investment Adviser’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered the Investment Adviser’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.

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Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement (cont’d)

The Independent Trustees considered, among other matters, that the Investment Adviser provides or procures through third-party service providers most administrative services that are required by the Funds under a separate Amended and Restated Administration Agreement (the “Administration Agreement”). These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, sub-transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Independent Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, sub-transfer agency and printing services) are, in the case of the Funds, paid for by the Investment Adviser out of its administrative fee. They also took into account that the Investment Adviser provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Investment Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Adviser or such affiliates). Based on the foregoing, the Independent Trustees concluded that the Investment Adviser’s investment processes, research capabilities and philosophy were well-suited to each Fund given its investment objective and policies, that the Investment Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that the Investment Adviser would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information and Comparisons

In assessing the reasonableness of the Funds’ fees and expenses under the Agreement, the Independent Trustees considered, among other information, each Fund’s advisory fee and the Fund’s total expense ratio as a percentage of average daily net assets and information regarding the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”). Where a Fund’s advisory fees or total expense ratios were higher than the Broadridge Expense Group median, the Independent Trustees considered whether specific portfolio management, administration, or oversight needs contributed to the Fund’s advisory fees or total expense ratios. The Independent Trustees also noted certain advisory or administrative fee breakpoints, waivers or reductions for certain Funds that had been proposed by the Investment Adviser for continuation, or modification. With respect to certain Funds that underperformed for the one- and three-year periods relative to the median of the Broadridge Performance Universe, the Independent Trustees considered and discussed with the Investment Adviser whether any additional fee waivers were appropriate. The Independent Trustees also considered, among other items: (i) that the Funds pay a unitary administrative fee for non-advisory services, which differentiates the Funds from many in the industry, (ii) current Fund asset levels as compared to prior years, and (iii) the Funds’ “active share,” i.e., the percentage of stock holdings in a Fund that differ from its benchmark index and discussed with the Investment Adviser the reasons some Funds may have lower active share than others.

To the extent applicable, the Independent Trustees considered information regarding the investment performance and fees for other funds and/or separately managed accounts, including institutional accounts, managed by the Investment Adviser or its affiliates with similar investment objective(s) and policies to those of the Funds, if any (“similar accounts”). Specifically, the Independent Trustees reviewed information showing the contractual advisory fees charged by the Investment Adviser to the similar accounts. In comparing these fees, the Independent Trustees considered information provided by the Investment Adviser as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts; the higher demands placed on the Investment Adviser’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds; the greater entrepreneurial risk in managing retail mutual funds; and the impact on the Investment Adviser and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional or separate accounts.

The Independent Trustees also considered and evaluated the unitary administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Broadridge materials. The Independent Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Investment Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes).

The Trustees also considered, among other information, the Investment Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Investment Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees. In considering each Fund’s advisory fee, the Independent Trustees also reviewed information regarding each Fund’s “active share” in relation to its benchmark index and discussed with the Investment Adviser the reasons some Funds have lower active share than others.

Economies of Scale and “Fall-Out” Benefits

The Independent Trustees considered the extent to which the Investment Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. The Independent

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Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so that, as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the breakpoints and fee waiver arrangements observed by the Investment Adviser for applicable Funds. The Independent Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies concerning administration services with Fund shareholders. The Independent Trustees also took into account that the Investment Adviser agreed to advisory and/or administrative fee waivers and/or breakpoints for certain Funds.

Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Adviser and its affiliates, such as reputational value derived from serving as Investment Adviser to the Funds. They also considered that the unitary administrative fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Investment Adviser, and that the Investment Adviser’s profitability likewise generally declines under the unitary administrative fee structure when Fund assets decline. The Independent Trustees considered that the unitary administrative fee also insulates shareholders from increased expense ratios arising from declines in net assets.

Profitability

The Independent Trustees considered the overall estimated profitability to the Investment Adviser with respect to combined advisory and administrative fees, as well as profitability separately as to each of the advisory fees and administrative fees, each on a Fund-by-Fund basis for the twelve months ended December 31, 2018. They also reviewed the Investment Adviser’s aggregate profitability with respect to the Fund complex and the Investment Adviser’s overall profitability with respect to all products globally. As part of its considerations, the Board considered the cost allocation methodology that the Investment Adviser used in developing its estimated profitability figures. In this connection, the Independent Trustees considered that for certain Funds profitability had increased as a result of expense reduction efforts, although the Funds’ assets had declined over the last year. The Independent Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Independent Trustees concluded that the Investment Adviser’s estimated pre-tax profitability for advisory services was not excessive or unreasonable, although it was sizeable for certain Funds, and that estimated pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, was sizeable for certain Funds, but generally not unreasonable under the circumstances. The Independent Trustees recognized that the Investment Adviser and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on their review, determined that the estimated profitability to the Investment Adviser with respect to its relationship with each Fund did not, in any case, appear to be excessive.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Independent Trustees considered the following information. The comparative performance, fee, and expense information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees.

With respect to all Funds, the Independent Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class shares of the Funds against their respective Broadridge Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2019. Institutional Class performance relative to the median for each Fund’s Broadridge Performance Universe is described below, and for those Funds with performance that ranked below median for their respective Broadridge Performance Universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Independent Trustees reviewed, among other information, information provided by Broadridge comparing each Fund’s advisory fee, and ratios of total expenses to net assets (“Total Expense Ratios”) for two share classes (Class A and Institutional Class) to the Funds’ respective Broadridge Expense Groups for the most recently reported fiscal year. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class are referred to as the “institutional expense group.” The Independent Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year. For those Funds whose fees or expenses were higher than the Broadridge Expense Group median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Independent Trustees by Broadridge, in which case fund rankings are provided). For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile corresponding to low fees and expenses the fifth quintile corresponding to high fees and expenses.

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Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement (cont’d)

∎	AllianzGI Emerging Markets Opportunities Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one- and three-year periods (in the fourth and third quintiles, respectively) and above median for the five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI Focused Growth Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, and five-year periods (in the fifth, fourth and third quintiles, respectively) and above median for the ten-year period. As compared to its Broadridge Expense Group, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI Global Natural Resources Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the three-year period (in the fourth quintile) and above median for the one-, five-, and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s advisory fees were below median for the retail and institutional expense groups, and total expense ratios were above the median for both the retail and institutional expense groups (in the fourth and third quintiles, respectively) (on a net basis in each case).

∎	AllianzGI Global Small-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, and five-year periods (in the fourth quintile for the one- and three-year periods and in the third quintile for the five-year period) and above median for ten-year period. As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for the retail expense group and below median for the institutional expense group, and total expense ratios were above the median for the retail expense group (ranked 4/5) and at median for the institutional expense group (on a net basis in each case).

∎	AllianzGI Health Sciences Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the three-year period (in the fourth quintile) and above the median for the one-year period. The Fund’s Institutional Class shares have less than five years of history; its Class A shares’ performance was below median for the three- and ten-year periods (each in the fourth quintile) and above the median for the one- and five-year periods. As compared to its Broadridge Expense Group, the Fund’s advisory fees were below the median for the retail and institutional expense groups, and total expense ratios were above the median for both the retail and institutional expense groups (each in the fourth quintile) (on a net basis in each case).

∎	AllianzGI Income & Growth Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, five-, and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s advisory fees were below median for both the retail and the institutional expense groups, and total expense ratios were above the median for both the retail and institutional expense groups (each in the fifth quintile) (on a net basis in each case).
∎	AllianzGI Mid-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one- and three- year periods (in the fourth and third quintiles, respectively) and above median for the five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI NFJ Dividend Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five-, and ten-year periods (in the fifth quintile for the one-year period and in the fourth quintile for the three-, five-, and ten-year periods). As compared to its Broadridge Expense Group, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI NFJ International Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the three-, five-, and ten-year periods (in the fourth quintile for the three- and ten-year periods and in the fifth quintile for the five-year period), and was above median for the one-year period. As compared to its Broadridge Expense Group, the Fund’s advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were above the median for both the retail and institutional expense groups (in the fourth and third quintiles, respectively) (on a net basis in each case).

∎	AllianzGI NFJ Large-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fourth quintile) and above median for the three-, five-, and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were above the median for both the retail and institutional expense groups (each in the fourth quintile) (on a net basis in each case).

∎	AllianzGI NFJ Mid-Cap Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fifth quintile) and above median for the three-, five-, and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎	AllianzGI NFJ Small-Cap Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five-, and ten-year periods (in the fifth quintile for the one- and ten-year periods and in the fourth quintile for the three- and five-year periods). As compared to its Broadridge Expense Group, the Fund’s advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were at median for the retail expense group and below median for the institutional expense group (on a net basis in each case).

∎	AllianzGI Small-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median

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for the one-, three-, and five-year periods. As compared to its Broadridge Expense Group, the Fund’s advisory fees and total expense ratios were each below the median for both the retail and institutional expense groups (on a net basis).

∎

AllianzGI Technology Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, five, and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s advisory fees were above the median for both the retail (ranked 9/14) and institutional (ranked 8/13) expense groups, and total expense ratios were above the median for both the retail and institutional expense groups (each in the fifth quintile) (on a net basis in each case).

Conclusions

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and in their business judgment, that they were satisfied with the Investment Adviser’s responses and on-going efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. The Independent Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Adviser and should be continued, taking into account the Investment Adviser’s agreement to observe waivers and/or breakpoints for certain Funds. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreement with respect to the Funds was in the interests of the applicable Funds and their shareholders, and determined to recommend that the continuance of the Agreement be approved by the full Board.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these

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secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds—Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Erick R. Holt† 1952	12/2017 to present	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (2006 – 2018) of Allianz Asset Management GmbH.	63	None

Thomas J. Fuccillo† 1968	3/2019 to present	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 63 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004 – 2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013 – 2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.	63	None

Independent Trustees

Alan Rappaport 1953 Chairman of the Board of Trustees	12/2014 to present	Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).	63	None.

Davey S. Scoon 1946	1/2006 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011).	63	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016); Director, Orthofix International N.V. (2011-2015); and Chairman, Tufts Health Plan (1997-2014).

Deborah A DeCotis 1952	6/2014 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	91*	None.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	63	Director, Bancfirst Corporation

180	June 30, 2019 |	Annual Report

Unaudited

Allianz Funds—Board of Trustees (cont’d)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Bradford K. Gallagher 1944	12/2014 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013)	91*	None.

James A. Jacobson 1945	12/2014 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	91*	Formerly, Trustee Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	12/2014 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91*	None.

James S. MacLeod 1947	12/2014 to present	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	63	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	12/2014 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91*	None.

*	Inclusive of 28 funds managed by Pacific Investment Management Company, LLC (“PIMCO”).
†	Each of Mr. Holt and Mr. Fuccillo is an “Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Manager and its affiliates.

Annual Report	| June 30, 2019	181

Unaudited

Allianz Funds—Officers

Name, Address and Year of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 63 funds in the Fund Complex and President and Chief Executive Officer of The Korea Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016); and Secretary and Chief Legal Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc.

Scott Whisten 1971 Treasurer, Principal Financial and Accounting Officer	4/2018 to present	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 63 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1964 Chief Legal Officer and Secretary	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 63 funds in the Fund Complex ; and Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer 600 West Broadway San Diego, CA 92101	4/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors U.S. LLC and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 63 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano 1975 Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex.

Craig Ruckman 1977 Assistant Secretary	12/2017 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC; and Assistant Secretary of 63 funds in the Fund Complex. Formerly, Associate of K/L Gates LLP (2012-2016).

*	The officers of the Trust are elected annually by the Board of Trustees.

182	June 30, 2019 |	Annual Report

Allianz Funds

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

State Street Bank and Trust Company, which has delegated its obligations as transfer agent to: DST Asset Manager Soloutions, Inc.

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

P.O. Box 219968

Kansas City, MO 64121-9968

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Ave

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors LLC, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 730 investment professionals in 24 offices worldwide and managing $601 billion in assets for individuals, families and institutions.*

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of March 31, 2019.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2019. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005AR_063019

865067

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that James A. Jacobson and Davey S. Scoon, both of whom serve on the Trust’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $631,552 in 2018 and $565,959 in 2019.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2018 and $0 in 2019.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $208,185 in 2018 and $202,830 in 2019. These services include review or preparation of U.S. federal, state, local, certain foreign tax returns, excise tax returns and the calculation of excise tax distributions.

d)

All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2018 and $0 in 2019.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trust with also require the separate written pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within the Policy. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2)	At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3)

Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2018 Reporting Period was $3,462,050 and the 2019 Reporting Period was $1,479,044.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Disclosure not required for open-end management investment companies.

(b)	Not applicable.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the most recent semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS.

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99.302CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(a)(4) Not applicable

(b) Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: August 27, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: August 27, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2019